UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22739

IndexIQ Active ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue
New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-888-474-7725

Date of fiscal year end:   April 30

Date of reporting period:  April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

IndexIQ Active ETF Trust

Annual Report
April 30, 2022

IQ MacKay California Municipal Intermediate ETF (MMCA)
IQ MacKay Municipal Insured ETF (MMIN)
IQ MacKay Municipal Intermediate ETF (MMIT)
IQ MacKay ESG Core Plus Bond ETF (ESGB)
IQ Ultra Short Duration ETF (ULTR)

Not FDIC Insured | May Lose Value | No Bank Guarantee

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting newyorklifeinvestments.com or by calling 1-888-474-7725. Read the prospectus carefully before investing.
Each of the Funds’ performance that is current to the most recent month-end is available by visiting newyorklifeinvestments.com or by calling 1-888-474-7725.
Availability of Proxy Voting Policies and Proxy Voting Records
You may obtain a description of the IndexIQ Active ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT is available on the Commission’s web site at sec.gov. Additionally, the Funds' make their portfolio holdings for the first and third quarters of each fiscal year available at newyorklifeinvestments.com\documents. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website at newyorklifeinvestments.com or by calling 1-888-474-7725.
Electronic Delivery
Receive email notifications when your most recent shareholder communications are available for review. Access prospectuses, annual reports and semi-annual reports online.
To enroll:
Visit https://www.fundreports.com
If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.
IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. IndexIQ® is the indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC and serves as the advisor to the IndexIQ ETFs. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Shareholder Letter (unaudited)

Message from the President
The 12-month reporting period ended April 30, 2022, started on a generally positive note. Despite a new wave of COVID-19 infections that disrupted life and commerce, financial markets were buoyed during the spring and summer of 2021 by economic recovery and the widespread availability of vaccines. Most global economies expanded, exceeding pre-pandemic levels as businesses reopened and supportive government policies bore fruit. As the period progressed however, inflation began to creep up in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Bond prices slid as interest rates rose, and equity markets faltered. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor, a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
Despite the market decline that greeted the first four months of 2022, the S&P 500® Index, a widely regarded benchmark of market performance, remained in modestly positive territory for the 12-month reporting period. Some market sectors benefited from the prevailing conditions, with energy stocks soaring and value-oriented shares broadly gaining ground. In addition to energy, leading sectors included utilities and consumer staples. On the other hand, the information technology, financials and consumer discretionary sectors suffered particularly sharp losses. Small- and mid-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, although others, such as India and Indonesia, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated significant interest rate hikes to combat higher-than-previously-expected inflation rates. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Russia and Ukraine together account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
In the midst of these uncertain times, we remain dedicated to providing you with the disciplined investment tools you have come to expect from IndexIQ over the years. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

IQ MacKay California Municipal Intermediate ETF
How did IQ MacKay California Municipal Intermediate ETF perform during the period since its inception on December 21, 2021 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ MacKay California Municipal Intermediate ETF returned −12.25% at NAV (net asset value) and −12.17% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg California Intermediate Municipal Bond Index2 returned −8.14% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
A slightly longer duration3 profile upon initial ramp up, along with overweight exposure to lower coupon structures relative to the Bloomberg California Intermediate Municipal Bond Index, negatively impacted the ETF’s performance as U.S. Treasury yields jumped significantly through the last four months of the reporting period.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Late in the reporting period, U.S. Treasury rates rose significantly as the U.S. Federal Reserve took a more hawkish stance against inflation, indicating increased rate hikes in the year ahead. This had a direct influence on the shape of the yield curve4 and led to a widening in credit spreads,5 as well as a higher, overall level of interest rates.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
What was the ETF’s duration strategy during the reporting period?
The ETF’s duration strategy was to be positioned in line with, to slightly longer than, the Bloomberg California Intermediate Municipal Bond Index upon initial ramp up. As municipal and Treasury yields moved significantly higher during the latter months of the reporting period, many of the ETF’s lower coupon bonds began to price at a discount, which resulted in a longer duration profile for the overall ETF versus the Index. This extension in duration detracted from the ETF’s relative performance.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
The strongest positive contributions to the ETF’s performance relative to the Bloomberg California Intermediate Municipal Bond Index during the reporting period came from underweight exposure to the state general obligation and education sectors. (Contributions take weightings and total returns into account.) Conversely, the weakest contributions to relative performance came from overweight exposure to the local general obligation and hospital sectors.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 7 for more information on this index.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

5
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Management’s Discussion of Fund Performance (unaudited)  (continued)

What were some of the ETF’s largest purchases and sales during the reporting period?
Many of the initial purchases in the ETF were focused on diversification, liquidity and book yield. As the market backdrop changed significantly toward the end of the reporting period, trading activity remained elevated in an effort to increase the ETF’s average book yield and lower the average maturity by moving down the yield curve as it flattened.
How did the ETF’s sector weightings change during the reporting period?
As the ETF was initially launched several months before the end of the reporting period, there were no significant sector weighting changes.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF continued to hold significantly overweight exposure of 28.46% to the local general obligation sector versus the Bloomberg California Intermediate Municipal Bond Index’s exposure of 14.29%. Although the ETF increased its exposure to the state general obligation sector by several percentage points during the reporting period as spreads widened, as of April 30, 2022, it remained significantly underweight to the sector versus the Index (8.05% versus 28.08%). As of the same date, the ETF held out-of-Index exposure to Puerto Rico and Guam issued bonds. In addition, the ETF held 14.2% exposure to non-investment grade securities, while the Index includes only investment-grade securities. The ETF may hold up to 20%. exposure to non-investment grade securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/22)
Fund Performance History
IQ MacKay California Municipal Intermediate ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ MacKay California Municipal Intermediate ETF Market Price2	-12.17%
IQ MacKay California Municipal Intermediate ETF NAV	-12.25%
Bloomberg California Intermediate Municipal Bond Index	-8.14%

1
Fund Inception Date: 12/21/2021

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.
7

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay Municipal Insured ETF
How did IQ MacKay Municipal Insured ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ MacKay Municipal Insured ETF returned −8.70% at NAV (net asset value) and −8.85% at market price.1 To compare, the ETF’s Underlying Index, the Bloomberg Municipal All Insured Bond Index2 returned −8.98% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF outperformed the Bloomberg Municipal All Insured Bond Index during the reporting period in part due to its defensive positioning. Strategic cash balances and below-benchmark duration aided in the ETF’s relative performance. Late in the reporting period, U.S. Treasury interest rates began to rise as the U.S. Federal Reserve began to tighten monetary policy. Overweight positioning in the local general obligation and education sectors as well as 4% coupons represented the largest absolute and relative drags on performance. Underweight positioning in the transportation sector as well as 0% coupons provided the largest positive contribution to relative performance. (Contributions take weightings and total returns into account.) From a geographic perspective, credit selection within the states of California and New Jersey aided relative results; however the ETF’s overweight exposure to credits within the state of New York detracted from absolute and relative results.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Late in the reporting period, U.S. Treasury rates rose significantly, which also pressured the AAA3 Municipal yield curve4 higher by over 150 basis points. (A basis point is one one-hundredth of a percentage point.) During the final four months of the reporting period, the municipal market experienced over $42 billion in fund outflows, further pressuring credit spreads5 wider.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
What was the ETF’s duration6 strategy during the reporting period?
The ETF typically maintains a duration-neutral strategy that falls within a +/− 10% band of the Bloomberg Municipal All Insured Bond Index’s duration. The ETF finished the reporting period within this range with a modified duration7 of 6.46 years versus the benchmark modified duration of 6.61 years. Longer-duration bonds underperformed during the reporting period. The ETF’s slightly below-benchmark duration aided in the ETF’s relative performance.

The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

See page 10 for more information on this index.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
The strongest positive contributions to the ETF’s performance relative to the Bloomberg Municipal All Insured Bond Index during the reporting period came from the leasing and transportation sectors. Conversely, the weakest contributors to relative performance were the local general obligation and education sectors.
What were some of the ETF’s largest purchases and sales during the reporting period?
Early in the reporting period the ETF purchased a Connecticut special tax bond. At the time of purchase this bond represented attractive curve positioning and an improving underlying credit. Subsequently the bond was sold toward the end of the reporting period in two partial transactions. Both of the sales were to increase the liquidity profile of the ETF. In the fourth quarter of 2021, the ETF purchased an Eagle County School District bond. This bond was also insured by Assured Guaranty, and represented a structure that would appeal to retail investors. The ETF began selling within 2 weeks on the electronic markets direct to retail investors, and several partial sales occurred into the first quarter of 2022 before the ETF sold the remaining position institutionally.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF’s decreased its exposure to the local general obligation, dedicated tax and toll road sectors. The ETF increased its exposure to the higher education, hospital and water & sewer sectors.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF held significantly overweight exposure of to the local general obligation sector of 38.68% versus 15.54% for the Bloomberg Municipal All Insured Bond Index. In addition, the ETF held overweight exposures versus the Index to credits in the states of Illinois (14.38% versus 8.99%), New York (11.35% versus 9.19%) and Colorado (4.76% versus 2.07%). From a sector standpoint the ETF’s largest relative underweight exposure was to the transportation sector (7.92% versus 20.61%). The largest underweight exposure from a geographic standpoint was to credits in the state of California (10.72% versus 18.75%).
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/22)
Fund Performance History
IQ Mackay Municipal Insured ETF
(as of April 30, 2022)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ MacKay Municipal Insured ETF Market Price2	-8.85%	0.90%	2.04%	9.58%
IQ MacKay Municipal Insured ETF NAV	-8.70%	0.96%	2.06%	9.67%
Bloomberg Municipal All Insured Bond Index	-8.98%	0.79%	1.86%	8.72%

1
Fund Inception Date: 10/18/2017

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay Municipal Intermediate ETF
How did IQ MacKay Municipal Intermediate ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ MacKay Municipal Intermediate ETF returned −7.13% at NAV (net asset value) and −7.19% at market price.1 To compare, the ETF’s Underlying Index, the Bloomberg Municipal Bond Index 1-15 Year Blend2 returned −6.80% for the same period.
What factors affected the ETF’s performance during the reporting period?
Strategic cash balances and below-benchmark duration aided in the ETFs’ performance relative to the Bloomberg Municipal Bond Index 1-15 Year Blend. Late in the reporting period, U.S. Treasury interest rates began to rise as the U.S. Federal Reserve began to tighten monetary policy. Overweight positioning to the local general obligation, hospital and education sectors, as well as 4% coupons, represented the largest absolute and relative drag on performance. Underweight positioning to the transportation and state general obligation sectors provided the largest positive contribution to relative performance. (Contributions take weightings and total returns into account.) From a geographic perspective, credit selection within the states of California and New York aided relative results; however the ETF’s overweight exposure to credits within the state of Illinois detracted from absolute and relative results.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Late in the reporting period, U.S. Treasury rates rose significantly, which also pressured the AAA3 Municipal yield curve4 higher by over 150 basis points. (A basis point is one one-hundredth of a percentage point.) During the final four months of the reporting period, the municipal market experienced over $42 billion in fund outflows, further pressuring credit spreads5 wider.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
What was the ETF’s duration6 strategy during the reporting period?
The ETF typically maintains a duration-neutral strategy that falls within a +/− 10% band of the Bloomberg Municipal Bond Index 1-15 Year Blend duration. The ETF finished the reporting period with a slightly more aggressive longer-duration position, with a modified duration7 of 4.57 years versus the benchmark modified duration of 4.11 years. Longer-duration bonds underperformed during the reporting period.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
The strongest positive contributions to the ETF’s performance relative to the Bloomberg Municipal Bond Index 1-15 Year Blend during the reporting period came from the state general obligation and transportation sectors. Conversely, the weakest contributors to relative performance were the local general obligation and hospital sectors.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 13 for more information on this index.

3
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to ETF holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the ETF.

4
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

5
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

6
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

7
Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

Management’s Discussion of Fund Performance (unaudited)  (continued)

What were some of the ETF’s largest purchases and sales during the reporting period?
During the fourth quarter of 2021, the ETF purchased a District of Columbia general obligation bond. At the time of purchase, this bond represented attractive curve positioning and an attractive structure for retail buyers. The bond was sold two months later in a tax-loss swap. Late in the reporting period, the ETF purchased a position in California State general obligation bonds. The ETF sold this position within a few weeks to raise the liquidity profile of the ETF.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF decreased its exposure to the transportation sector from 15.59% to 6.08%, and to the special tax sector from 14.64% to 10.73%. The ETF increased its exposure to the local general obligation sector from 18.2% to 26.76%, and to the hospital sector from 7.52% to 10.70%.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, the ETF held significantly overweight exposure of 26.76% to the local general obligation sector versus the Bloomberg Municipal Bond Index 1-15 Year Blend exposure of 14.70%. In addition, the ETF had overweight exposures versus the Index to credits in the states of Illinois (13.48% versus 4.54%) and Michigan (4.14% versus 1.34%). From a sector standpoint, the ETF’s largest underweight exposure relative to the Index was to the state general obligation sector (6.33% versus 16.75%) and the transportation sector (6.08% versus 13.99%). The most significantly underweight exposure from a geographic standpoint was to credits in the state of California (8.01% versus 16.82%) and New York (9.30% versus. 14.75%).
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/22)
Fund Performance History
IQ Mackay Municipal Intermediate ETF
(as of April 30, 2022)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ MacKay Municipal Intermediate ETF Market Price2	-7.19%	1.16%	2.16%	10.18%
IQ MacKay Municipal Intermediate ETF NAV	-7.13%	1.22%	2.16%	10.18%
Bloomberg Municipal Bond Index 1-15 Yr Blend	-6.80%	0.48%	1.19%	5.54%

1
Fund Inception Date: 10/18/2017

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ MacKay ESG Core Plus Bond ETF
How did IQ MacKay ESG Core Plus Bond ETF perform during the period since its inception on June 29, 2021 through April 30, 2022 (the “reporting period”)?
For the reporting period, IQ MacKay ESG Core Plus Bond ETF returned −9.31% at NAV (net asset value) and −9.21% at market price.1 To compare, the ETF’s Benchmark Index, the Bloomberg U.S. Aggregate Bond Index2 returned −9.32% for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The ETF’s yield curve3 positioning made a positive contribution to performance relative to the Bloomberg U.S. Aggregate Bond Index. (Contributions take weightings and total returns into account.) In addition, underweight exposure to agency mortgages aided relative results. Conversely, spreads4 on investment-grade corporates, high-yield corporates and preferred debt widened, detracting from the ETF’s relative performance.
During the reporting period, were there any market events that materially impacted the ETF’s performance or liquidity?
Along with the ongoing war in Ukraine, perhaps the most significant event, which occurred in  the last four months of the reporting period, was the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, concerns that long-term inflation expectations may become unanchored and few signs of a letup in underlying inflation pressures led U.S. Federal Reserve officials to significantly adjust their outlook for monetary policy, and markets followed suit.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
During the reporting period, the ETF used U.S. Treasury futures to hedge its duration.5 This position detracted from returns.
What was the ETF’s duration strategy during the reporting period?
As of April 30, 2022, the effective duration for the ETF was 6.55 years relative to 6.42 years for the Bloomberg U.S. Aggregate Bond Index.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors made the weakest contributions?
During the reporting period, as stated above, the ETF’s underweight exposure to agency mortgages contributed positively to relative performance. Conversely, both investment-grade and high-yield holdings detracted from performance. Within the ETF’s corporate exposure, the banking, retailing and auto industries were among the most significant laggards. In addition, securitized debt weakened relative results.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 16 for more information on this index.

3
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited)  (continued)

What were some of the ETF’s largest purchases and sales during the reporting period?
The inception of the ETF occurred during the reporting period. The ETF purchased credit-risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the Structured Agency Credit Risk and Connecticut Avenue Securities programs. In addition, the ETF made purchases in credits of Bank of America as well as Dell. These purchases reflect the positive outlook the team has on the housing market and the resiliency of the consumer. Over the same period, the ETF sold its exposure to Huntsman International and Comcast. Both were relative value sales.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF increased its exposure to U.S. Treasury securities and consumer asset-backed securities. During the same period, the ETF trimmed its exposure to high-yield corporate credit as well as residential mortgage securities.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the ETF held overweight exposure to high-yield corporate bonds and consumer asset-backed securities. As of the same date, the ETF held underweight exposure to agency and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/22)
Fund Performance History
IQ MacKay ESG Core Plus Bond ETF
(as of April 30, 2022)
Since Inception1
Cumulative
IQ MacKay ESG Core Plus Bond ETF Market Price2	-9.21%
IQ MacKay ESG Core Plus Bond ETF NAV	-9.31%
Bloomberg US Aggregate Bond Index	-9.32%

1
Fund Inception Date: 6/29/2021

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices.

The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Ultra Short Duration ETF
How did IQ Ultra Short Duration ETF perform during the 12 months ended April 30, 2022?
For the 12 months ended April 30, 2022 (the “reporting period”), IQ Ultra Short Duration ETF returned −0.97% at NAV (net asset value) and −1.10% at market price.1 To compare, the ETF’s benchmark Index, the Bloomberg Short Treasury 3-6 Month Index,2 returned 0.00% for the same period.
What factors affected the ETF’s relative performance during the reporting period?
The ETF held overweight positions relative to the Bloomberg Short Treasury 3-6 Month Index in corporates, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the ETF maintained an underweight position in the Treasury sector. Within the corporate sector, where the ETF had its largest overweight position, option-adjusted spreads3 were 11 basis points wider over the reporting period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the ETF’s worst-performing sector during the reporting period. The overweight position in U.S. government agencies, particularly the callable subcomponent, was the ETF’s second worst performing sector during the reporting period. The overweight position in ABS, particularly the fixed-rate subcomponent, also detracted from performance during the reporting period. An overweight position in CMBS was accretive to the performance of the ETF.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest rate derivatives used to keep the duration4 of the ETF in line with our target duration. Generally, interest rate derivatives had a slightly negative impact on performance during the reporting period.
What was the ETF’s duration strategy during the reporting period?
During the first half of the reporting period, the ETF maintained a duration that was longer than that of the Bloomberg Short Treasury 3-6 Month Index. This yield curve5 positioning detracted from performance as interest rates moved higher. During the second half of the reporting period, the ETF maintained a duration that was shorter than that of the Index. This curve positioning was accretive to performance as interest rates moved higher. As of April 30, 2022, the effective duration of the ETF was 0.22 years, compared to a duration of 0.37 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s relative performance and which sectors were particularly weak?
During the reporting period, the ETF maintained overweight exposure compared to the Bloomberg Short Treasury 3-6 Month Index in the industrials and financial sectors, both of which detracted from the ETF’s relative performance. Among industrials, performance in the automotive, wireless and wirelines subsectors were particularly weak, with bonds issued by T-Mobile USA, Verizon Communications, Nissan Motor and Hyundai Capital among the ETF’s worst performers. Among financials, overweight exposure to the finance company and banking subsectors had the most significantly negative impact on the ETF’s relative performance, particularly holdings in Royal Bank of Canada, Credit Agricole, AerCap Ireland Capital and Aircastle. Within securitized products, CMBS was the best-performing sector. Within the CMBS sector, the ETF’s overweight positions relative to the Index in the agency and non-agency subcomponents were accretive to performance. Within the ABS sector, specialty finance and student loan securities detracted from the

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 19 for more information on this index.

3
An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.

4
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Management’s Discussion of Fund Performance (unaudited)  (continued)

performance of the ETF. The ETF’s underweight position in the Treasury sector also detracted from performance during the reporting period.
What were some of the ETF’s largest purchases and sales during the reporting period?
The ETF’s three largest purchases during the reporting period included bonds issued by Avery Dennison, Eversource Energy and Skyworks Solutions. The ETF’s largest sales during the same period were holdings in Credit Suisse, American Honda Finance and Standard Chartered.
How did the ETF’s sector weightings change during the reporting period?
During the reporting period, the ETF held overweight exposure relative to the Index to the industrial and financial subsectors within the corporate sector. The ETF reduced exposure to corporate credit during the first quarter of 2022 as credit valuations became less attractive. The reduction in corporate credit served to improve quality and flexibility in the ETF, as rate and spread volatility was expected to persist in the foreseeable future. Within the ABS sector, we reduced the ETF’s allocation to AAA and AA collateralized loan obligations (“CLOs”) in the first quarter of 2022 to raise liquidity due to portfolio outflows.6 Throughout the reporting period, we significantly reduced the ETF’s U.S. government agency exposure, particularly in the callable subcomponent. Interest rates moved materially higher due to increased expectations that the U.S. Federal Reserve would tighten monetary policy sooner than originally expected, increasing volatility in financial markets. This development led us to reallocate ETF assets out of U.S. government agencies and into U.S. Treasury securities.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF held its most significant overweight exposure relative to the Bloomberg Short Treasury 3-6 Month Index in corporate securities. Within the corporate sector, the ETF held overweight positions in financials, industrials and utilities. The ETF’s second-largest overweight was concentrated in the ABS sector, particularly in the CLO subcomponent. The ETF also held overweight positions in the CMBS sector. As of the same date, the ETF held an underweight position in the U.S. Treasury sector.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

6
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to ETF holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the ETF.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/22)
Fund Performance History
IQ Ultra Short Duration ETF
(as of April 30, 2022)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ Ultra Short Duration ETF Market Price2	-1.10%	0.44%	1.21%
IQ Ultra Short Duration ETF NAV	-0.97%	0.49%	1.36%
Bloomberg Short Treasury 3-6 Month Index	0.00%	0.66%	1.84%

1
Fund Inception Date: 7/30/2019

2
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices.

The market price returns do not represent returns an investor would receive if shares were traded at other times.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.
The examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/21 to 04/30/22” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying Fund investments in which each Fund invests. These expenses are not included in the table.
Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Annualized Expense Ratios for the Period 11/01/21 to 04/30/22	Expenses Paid for Period 11/01/21 to 04/30/221
IQ MacKay California Municipal Intermediate ETF
Actual	$1,000.00	$878.20	0.35%	$1.18*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
IQ MacKay Municipal Insured ETF
Actual	$1,000.00	$911.20	0.30%	$1.42
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ MacKay Municipal Intermediate ETF
Actual	$1,000.00	$929.80	0.30%	$1.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ MacKay ESG Core Plus Bond ETF
Actual	$1,000.00	$905.00	0.39%	$1.84
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1022.86	0.39%	$1.96
IQ Ultra Short Duration ETF
Actual	$1,000.00	$989.50	0.24%	$1.18
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.60	0.24%	$1.20

*
Fund commenced operations on December 21, 2021. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 131/365 (to reflect commencement of operation).

1
Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365. (to reflect the one-half year period).

Portfolio Summaries* (Unaudited)

April 30, 2022
IQ MacKay California Municipal Intermediate ETF
Net Assets ($ mil): $43.6
Industry	% of Net Assets
School District	22.6%
General	17.2
General Obligation	13.4
Water	8.7
Money Market Fund	8.5
Medical	7.7
Power	7.4
Utilities	4.7
Multifamily Hsg	4.4
Airport	2.6
Development	2.2
Nursing Homes	1.8
Mello-Roos	1.6
Transportation	0.9
Higher Education	0.3
Housing	0.2
Total Investments	104.2
Other Assets and Liabilities, Net	(4.2)
Net Assets	100.0%
IQ MacKay Municipal Insured ETF
Net Assets ($ mil): $365.0
Industry	% of Net Assets
School District	18.3%
General Obligation	17.3
General	13.9
Water	9.6
Development	5.9
Higher Education	5.2
Transportation	4.5
Medical	4.4
Housing	4.4
Education	3.4
Power	2.9
Airport	3.1
Money Market Fund	2.2
Facilities	1.2
Utilities	1.1
Pollution	0.5
Bond Bank	0.3
Mello-Roos	0.2
Tobacco Settlement	0.2
Student Loan	0.0(a)
Total Investments	98.6
Other Assets and Liabilities, Net	1.4
Net Assets	100.0%

*
Each Funds portfolio is subject to change.

(a)
Less than 0.05%.

IQ MacKay Municipal Intermediate ETF
Net Assets ($ mil): $230.0
Industry	% of Net Assets
General	20.1%
General Obligation	19.1
School District	14.0
Money Market Fund	9.4
Medical	8.5
Water	8.0
Education	5.7
Transportation	4.5
Higher Education	3.6
Housing	2.4
Nursing Homes	2.1
Power	1.6
Facilities	1.3
Development	1.2
Airport	1.3
Utilities	1.1
Multifamily Hsg	0.6
Mello-Roos	0.5
Tobacco Settlement	0.2
Single Family Hsg	0.2
Student Loan	0.1
Total Investments	105.5
Other Assets and Liabilities, Net	(5.5)
Net Assets	100.0%
IQ MacKay ESG Core Plus Bond ETF
Net Assets ($ mil): $148.6
Country	% of Net Assets
United States	87.8%
France	2.1
United Kingdom	2.1
Japan	1.4
Germany	1.1
Canada	0.9
Australia	0.9
Switzerland	0.8
Brazil	0.6
Ireland	0.5
Mexico	0.5
Netherlands	0.4
Israel	0.4
Sweden	0.3
Chile	0.3
Spain	0.3
Supranational	0.3
China	0.0(a)
Total Investments	100.7
Other Assets and Liabilities, Net	(0.7)
Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (Unaudited) (continued)

April 30, 2022
IQ Ultra Short Duration ETF
Net Assets ($ mil): $124.8
Country	% of Net Assets
United States	84.6%
Cayman Islands	16.0
Germany	3.7
United Kingdom	3.5
France	2.2
Ireland	1.1
Canada	1.1
Supranational	1.1
Singapore	0.9
Netherlands	0.8
Total Investments	115.0
Other Assets and Liabilities, Net	(15.0)
Net Assets	100.0%

*
Each Funds portfolio is subject to change.

See notes to financial statements.

Schedule of Investments — IQ MacKay California Municipal Intermediate ETF

April 30, 2022
	Principal Amount	Value
Municipal Bonds — 95.7%
California — 88.7%
Alameda Corridor Transportation Authority, Revenue Bonds Series A Insured: AMBAC
3.820%, due 10/1/29(a)	$155,000	$117,072
Series B Insured: AGM
3.000%, due 10/1/34	255,000	249,161
Antelope Valley Community College District, General Obligation Bonds Series B
4.000%, due 8/1/40	470,000	479,143
Beverly Hills Unified School District CA, General Obligation Bonds Series B
4.000%, due 8/1/38	1,000,000	1,040,452
California Community Choice Financing Authority, Revenue Bonds Series B
4.000%, due 2/1/52(b)(c)	1,000,000	1,014,631
California Community Housing Agency, Revenue Bonds Series A
5.000%, due 2/1/50	1,000,000	941,365
5.000%, due 8/1/50	1,000,000	947,830
California Health Facilities Financing Authority, Revenue Bonds Series A
3.000%, due 11/1/39	1,335,000	1,226,115
4.000%, due 10/1/47	325,000	315,851
Series A Insured: BAM-TCRS
3.000%, due 8/15/51	1,000,000	831,928
Series B
4.000%, due 11/15/41	175,000	173,266
California Infrastructure & Economic Development Bank, Revenue Bonds Series B
5.000%, due 11/1/29	800,000	909,171
California Municipal Finance Authority, Revenue Bonds
4.000%, due 7/15/29	1,000,000	965,307
Series B
2.125%, due 11/15/26	820,000	768,508
California State Public Works Board, Revenue Bonds Series C
5.000%, due 3/1/28	125,000	139,591
California Statewide Communities Development Authority, Revenue Bonds
5.000%, due 5/15/40	75,000	79,226
Series A
5.250%, due 12/1/44	100,000	103,245
Central Basin Municipal Water District, Revenue Bonds Series A Insured: BAM
3.000%, due 8/1/44	340,000	278,045
City & County of San Francisco CA, General Obligation Bonds Series R1
5.000%, due 6/15/23	250,000	258,109
City of Los Angeles CA Wastewater System Revenue, Revenue Bonds Series C
5.000%, due 6/1/28	1,000,000	1,129,218
City of Los Angeles Department of Airports, Revenue Bonds Series A
5.000%, due 5/15/30	500,000	552,578
Series C
5.000%, due 5/15/31	500,000	556,135
City of Roseville CA, Special Tax
4.000%, due 9/1/41	765,000	711,807
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Coast Community College District, General Obligation Bonds
Series F
6.210%, due 8/1/42(a)	$1,500,000	$641,267
County of San Bernardino CA, Certificates of Participation
Series A
5.000%, due 10/1/24	950,000	1,007,131
Gavilan Joint Community College District, General Obligation Bonds
Series A
4.000%, due 8/1/30	100,000	105,172
Grossmont-Cuyamaca Community College District, General Obligation Bonds Series C
4.000%, due 8/1/40	915,000	934,618
Hayward Unified School District, General Obligation Bonds Insured: BAM
4.000%, due 8/1/43	1,000,000	1,001,296
Livermore Valley Joint Unified School District, General Obligation Bonds
3.000%, due 8/1/39	1,345,000	1,185,452
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Revenue Bonds Series A
4.000%, due 6/1/38	1,040,000	1,078,021
5.000%, due 7/1/40	500,000	572,529
Los Angeles Unified School District, General Obligation Bonds Series C
3.000%, due 7/1/35	350,000	325,677
Middletown Unified School District, General Obligation Bonds Series B Insured: AGM
4.000%, due 8/1/45	350,000	348,259
Mount Diablo Unified School District, General Obligation Bonds Series B
4.000%, due 8/1/29	1,265,000	1,355,793
Napa Valley Unified School District, General Obligation Bonds Series A
4.000%, due 8/1/34	1,125,000	1,154,473
Northern California Energy Authority, Revenue Bonds Series A
4.000%, due 7/1/49(b)(c)	925,000	940,935
Northern California Power Agency, Revenue Bonds Series A
5.000%, due 7/1/31	1,000,000	1,173,068
Pacifica School District, General Obligation Bonds
4.000%, due 8/1/45	950,000	935,404
Pajaro Valley Unified School District, Certificates of Participation Insured: BAM
4.000%, due 8/1/34	1,060,000	1,116,767
Piner-Olivet Union Elementary School District, General Obligation Bonds
5.870%, due 8/1/37(a)	375,000	209,656
Ravenswood City School District, General Obligation Bonds Insured: AGM
5.250%, due 8/1/45	1,000,000	1,109,532
Regents of The University of California Medical Center Pooled Revenue, Revenue Bonds Series P
4.000%, due 5/15/43	750,000	745,201

See notes to financial statements.

Schedule of Investments — IQ MacKay California Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Sacramento County Sanitation Districts Financing Authority, Revenue Bonds
5.000%, due 12/1/27	$1,000,000	$1,124,216
Sacramento County Water Financing Authority, Revenue Bonds Series A
4.000%, due 11/1/25	1,000,000	1,046,758
San Francisco City & County Public Utilities Commission Power Revenue, Revenue Bonds Series B
4.000%, due 11/1/41	1,290,000	1,315,024
San Jose Unified School District, General Obligation Bonds Series E
4.000%, due 8/1/42	165,000	166,064
Santa Monica-Malibu Unified School District, General Obligation Bonds Series B
4.000%, due 8/1/41	1,000,000	1,016,069
Silicon Valley Clean Water, Revenue Bonds Series B
0.500%, due 3/1/26	1,500,000	1,360,553
Southern California Public Power Authority, Revenue Bonds
5.000%, due 4/1/24	600,000	626,422
State of California, General Obligation Bonds
4.000%, due 3/1/36	300,000	309,361
5.000%, due 4/1/29	1,000,000	1,134,995
5.000%, due 11/1/32	150,000	165,921
State of California Department of Water Resources Power Supply Revenue, Revenue Bonds Series O
5.000%, due 5/1/22	200,000	200,000
Turlock Irrigation District, Revenue Bonds
5.000%, due 1/1/41	420,000	456,318
		38,649,706
Guam — 1.2%
Guam Power Authority, Revenue Bonds Series A Insured: AGM
5.000% , due 10/1/22	500,000	507,010
Puerto Rico — 5.8%
Commonwealth of Puerto Rico, General Obligation Bonds Series A
4.430%, due 7/1/24(a)	1,075	977
5.020%, due 7/1/33(a)	2,688	1,534
Series A1
4.000%, due 7/1/33	2,089	1,937
4.000%, due 7/1/35	1,878	1,736
4.000%, due 7/1/37	1,611	1,448
4.000%, due 7/1/41	2,191	1,968
4.000%, due 7/1/46	2,279	1,996
5.250%, due 7/1/23	2,333	2,361
5.375%, due 7/1/25	752,326	777,160
5.625%, due 7/1/27	2,305	2,442
5.625%, due 7/1/29	2,268	2,440
5.750%, due 7/1/31	971,203	1,060,697
Commonwealth of Puerto Rico, Notes
3.130%, due 11/1/51(b)(c)	110,351	44,444
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds Series A1
5.910%, due 7/1/51(a)	2,500,000	523,702
	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
University of Puerto Rico, Revenue Bonds Series P Insured: NATL-IBC
5.000%, due 6/1/25	$120,000	$122,489
		2,547,331
Total Municipal Bonds (Cost $45,280,733)		41,704,047

	Shares
Short-Term Investment — 8.5%
Money Market Fund — 8.5%
Dreyfus Tax Exempt Cash Management — Institutional, 0.32%(d) (Cost $3,711,608)	3,711,979	3,711,608
Total Investments — 104.2% (Cost $48,992,341)		45,415,655
Other Assets and Liabilities, Net — (4.2)%		(1,850,058)
Net Assets — 100.0%		$43,565,597

(a)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(b)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2022.

(c)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(d)
Reflects the 7-day yield at April 30, 2022.

Abbreviations
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
NATL	—	National Public Finance Guarantee Corp.
TCRS	—	Transferable Custodial Receipts

See notes to financial statements.

Schedule of Investments — IQ MacKay California Municipal Intermediate ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Municipal Bonds	$—	$41,704,047	$—	$41,704,047
Short-Term Investment:
Money Market Fund	3,711,608	—	—	3,711,608
Total Investments in Securities	$3,711,608	$41,704,047	$—	$45,415,655

(e)
For a complete listing of investments and their states, see the Schedule of Investments.

For the period ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF

April 30, 2022
	Principal Amount	Value
Municipal Bonds — 96.4%
Alabama — 1.9%
Alabama Community College System, Revenue Bonds Insured: BAM
3.000%, due 6/1/25	$260,000	$262,497
Alabaster Board of Education, Special Tax Series A Insured: AGM
5.000%, due 9/1/25	100,000	105,470
Bibb County Board of Education, Special Tax Series B Insured: BAM
4.000%, due 4/1/37	460,000	464,003
Black Belt Energy Gas District, Revenue Bonds Series C-2
0.790% (Municipal Swap Inde +
0.35%), due 10/1/52(a)	2,500,000	2,438,337
City of Russellville AL, General Obligation Bonds Series B Insured: AGM
4.000%, due 12/1/28	390,000	420,179
County of Dallas AL, General Obligation Bonds Series B Insured: AGM
4.090%, due 5/1/26	305,000	259,348
Phenix City Board of Education, Special Tax Insured: BAM
4.000%, due 8/1/37	1,500,000	1,516,798
University of West Alabama, Revenue Bonds Insured: AGM
4.000%, due 1/1/41	350,000	353,580
Warrior River Water Authority, Revenue Bonds Insured: BAM
4.000%, due 8/1/43	1,000,000	1,001,482
		6,821,694
Arizona — 1.3%
Arizona Industrial Development Authority, Revenue Bonds Series A Insured: BAM
4.000%, due 6/1/34	250,000	256,844
4.000%, due 6/1/39	455,000	464,271
5.000%, due 6/1/33	350,000	386,171
Mohave County Unified School District No 20 Kingman, General Obligation Bonds Insured: BAM
4.000%, due 7/1/22	2,145,000	2,154,282
Northern Arizona University, Revenue Bonds Series B Insured: BAM
5.000%, due 6/1/39	1,355,000	1,491,884
Student & Academic Services LLC, Revenue Bonds Insured: BAM
5.000%, due 6/1/26	95,000	99,557
		4,853,009
Arkansas — 1.2%
Arkansas Development Finance Authority, Revenue Bonds Insured: AMBAC
3.330%, due 7/1/30(b)	1,000,000	763,499
Benton Washington Regional Public Water Authority, Revenue Bonds Insured: BAM
4.000%, due 10/1/52	2,490,000	2,501,023
City of West Memphis AR Public Utility System Revenue, Revenue Bonds Insured: BAM
4.000%, due 12/1/22	600,000	602,176
4.000%, due 12/1/23	100,000	102,527
	Principal Amount	Value
Municipal Bonds (continued)
Arkansas (continued)
4.000%, due 12/1/24	$125,000	$129,433
County of Sharp AR, Revenue Bonds Insured: BAM
3.000%, due 3/1/34	130,000	123,581
		4,222,239
California — 10.8%
Abag Finance Authority for Nonprofit Corps, Special Tax Series A Insured: AGM
5.000%, due 9/2/34	175,000	191,905
Antioch Unified School District, General Obligation Bonds Insured: AGM
5.000%, due 8/1/22	150,000	151,309
Baldwin Park Unified School District, General Obligation Bonds Insured: NATL
2.690%, due 8/1/23(b)	300,000	290,103
Calexico Unified School District, General Obligation Bonds Insured: BAM
4.000%, due 8/1/43	2,065,000	2,068,786
California Educational Facilities Authority, Revenue Bonds Series A Insured: NATL
2.470%, due 10/1/23(b)	875,000	845,022
California Municipal Finance Authority, Certificates of Participation Insured: AGM
5.000%, due 6/1/26	350,000	380,236
California Municipal Finance Authority, Revenue Bonds Insured: BAM
4.000%, due 5/15/33	850,000	861,808
4.000%, due 5/15/34	950,000	961,658
5.000%, due 5/15/43	250,000	267,277
City of El Cerrito CA, Revenue Bonds Insured: NATL
5.000%, due 5/1/26	260,000	278,113
5.000%, due 5/1/28	355,000	385,374
5.000%, due 5/1/36	325,000	348,920
City of Lincoln CA, Special Tax Insured: AGM
5.000%, due 9/1/34	525,000	581,463
City of Susanville CA Natural Gas Revenue, Revenue Bonds Insured: AGM
4.000%, due 6/1/45	1,325,000	1,326,356
City of Vallejo CA Water Revenue, Revenue Bonds Series A Insured: BAM
4.000%, due 5/1/46	1,170,000	1,177,801
Clovis Unified School District, General Obligation Bonds Series A Insured: NATL
3.080%, due 8/1/27(b)	335,000	285,293
Coachella Valley Unified School District, General Obligation Bonds Series D Insured: AGM
5.000%, due 8/1/37	450,000	454,049
Compton Unified School District, Certificates of Participation Series A Insured: BAM
4.000%, due 6/1/33	250,000	259,330
Dixon Unified School District, General Obligation Bonds Insured: BAM
5.000%, due 8/1/37	570,000	638,945

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Eastside Union School District, General Obligation Bonds Series A Insured: NATL
1.670%, due 8/1/22(b)	$350,000	$348,509
El Centro Redevelopment Agency Successor Agency, Tax Allocation Series A Insured: BAM
5.000%, due 11/1/26	485,000	532,597
Guadalupe Union School District, General Obligation Bonds Series B Insured: AGM
4.000%, due 8/1/44	1,005,000	1,005,281
Hayward Unified School District, General Obligation Bonds Insured: BAM
4.000%, due 8/1/43	2,000,000	2,002,591
Hemet Unified School District, General Obligation Bonds Series A Insured: AGM
4.000%, due 8/1/40	600,000	604,457
Hercules Redevelopment Agency Successor Agency, Tax Allocation Series A Insured: AGM
5.000%, due 8/1/42	3,000,000	3,285,430
Independent Cities Finance Authority, Revenue Bonds Insured: AGM
4.000%, due 6/1/41	900,000	917,575
Kelseyville Unified School District, General Obligation Bonds Series C Insured: AGM
3.330%, due 8/1/31(b)	155,000	113,255
Lancaster Financing Authority, Revenue Bonds Insured: BAM
4.000%, due 6/1/44	995,000	1,000,894
Local Public Schools Funding Authority School Improvement District No 2016-1, General Obligation Bonds Series A Insured: BAM
3.000%, due 8/1/36	645,000	598,873
Los Angeles County Schools, Certificates of Participation Series A Insured: AGM
5.000%, due 6/1/25	200,000	209,884
Lynwood Unified School District, Certificates of Participation Insured: AGM
5.000%, due 10/1/23	285,000	295,595
Lynwood Unified School District, General Obligation Bonds Series B Insured: BAM
4.000%, due 8/1/45	815,000	814,612
Madera County Public Financing Authority, Revenue Bonds Insured: BAM
4.000%, due 10/1/37	945,000	969,378
Manteca Unified School District, General Obligation Bonds Insured: NATL
3.000%, due 8/1/25(b)	575,000	521,891
Merced Irrigation District, Revenue Bonds Series A Insured: AGM
5.000%, due 10/1/24	250,000	265,397
Napa Valley Unified School District, General Obligation Bonds Series C Insured: AGM
4.000%, due 8/1/44	500,000	497,568
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Natomas Unified School District, General Obligation Bonds Insured: AGM
3.000%, due 8/1/39	$1,040,000	$916,632
Ontario Montclair School District, General Obligation Bonds Series B Insured: NATL
3.420%, due 8/1/29(b)	390,000	304,979
Palmdale Elementary School District, Special Tax Insured: AGM
3.980%, due 8/1/36(b)	1,250,000	712,358
Paramount Unified School District, General Obligation Bonds Insured: BAM
2.110%, due 8/1/48(b)	1,480,000	251,933
Ripon Redevelopment Agency Successor Agency, Tax Allocation Insured: BAM
4.000%, due 11/1/36	835,000	861,631
River Islands Public Financing Authority, Revenue Bonds Insured: AGM
4.000%, due 9/1/40	1,500,000	1,529,439
4.000%, due 9/1/45	1,500,000	1,512,338
Riverbank Unified School District, General Obligation Bonds Series B Insured: AGC
4.470%, due 8/1/48(b)	50,000	15,647
Riverside County Redevelopment Successor Agency, Tax Allocation Series B Insured: BAM
5.000%, due 10/1/26	575,000	621,440
Rocklin Unified School District Community Facilities District, Special Tax Insured: NATL
1.680%, due 9/1/22(b)	430,000	427,580
Roseville Joint Union High School District, Certificates of Participation Insured: BAM
2.125%, due 6/1/35	160,000	128,620
Sacramento City Schools Joint Powers Financing Authority, Revenue Bonds Series A Insured: BAM
5.000%, due 3/1/24	250,000	261,202
Sacramento City Unified School District, General Obligation Bonds Insured: AGM
2.750%, due 7/1/24(b)	310,000	292,181
Series C-1 Insured: AGM
5.000%, due 8/1/25	200,000	214,387
Salinas Union High School District, General Obligation Bonds Series A Insured: NATL
2.500%, due 10/1/23(b)	225,000	217,201
Salinas Valley Solid Waste Authority, Revenue Bonds Series A Insured: AGM
5.500%, due 8/1/26	520,000	554,241
San Ysidro School District, General Obligation Bonds Insured: AGM
5.000%, due 8/1/25	275,000	294,870
Series F Insured: AGM
4.470%, due 8/1/41(b)	2,545,000	1,086,141
Sonoma County Community Redevelopment Agency Successor Agency, Tax Allocation Insured: BAM
4.000%, due 8/1/31	105,000	108,757

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
South Tahoe Joint Powers Financing Authority, Tax Allocation Series A Insured: NATL
5.000%, due 10/1/23	$1,000,000	$1,033,502
Tulare Local Health Care District, General Obligation Bonds Insured: BAM
4.000%, due 8/1/35	350,000	362,666
4.000%, due 8/1/39	835,000	853,212
West Kern Community College District, Certificates of Participation Insured: AGM
4.000%, due 11/1/44	600,000	602,852
Woodland Joint Unified School District, Revenue Bonds Insured: BAM
4.000%, due 8/1/33	300,000	317,236
Yuba City Unified School District, General Obligation Bonds Insured: NATL
2.560%, due 9/1/23(b)	350,000	338,288
		39,556,868
Colorado — 4.8%
BNC Metropolitan District No 1, General Obligation Bonds Series A Insured: BAM
5.000%, due 12/1/37	395,000	429,086
Castle Oaks Metropolitan District No 3, General Obligation Bonds Insured: AGM
4.000%, due 12/1/45	825,000	850,204
4.000%, due 12/1/50	4,690,000	4,804,376
Colorado Educational & Cultural Facilities Authority, Revenue Bonds Insured: BAM
4.000%, due 12/1/31	1,015,000	1,071,381
Grand Junction Regional Airport Authority, Revenue Bonds Series A Insured: NATL
5.000%, due 12/1/26	500,000	544,186
Grand River Hospital District, General Obligation Bonds Insured: AGM
5.250%, due 12/1/37	425,000	468,329
Heritage Ridge Metropolitan District, General Obligation Bonds Series A Insured: AGM
4.000%, due 12/1/42	350,000	362,924
4.000%, due 12/1/51	900,000	922,295
Lewis Pointe Metropolitan District, General Obligation Bonds Insured: BAM
4.000%, due 12/1/47	1,000,000	1,025,551
Leyden Rock Metropolitan District, General Obligation Bonds Insured: AGM
4.000%, due 12/1/34	260,000	275,309
4.000%, due 12/1/36	300,000	316,787
North Pine Vistas Metropolitan District No 3, General Obligation Bonds Series A Insured: AGM
4.000%, due 12/1/41	600,000	621,058
Poudre Tech Metropolitan District, General Obligation Bonds Insured: AGM
4.000%, due 12/1/32	1,310,000	1,384,755
	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Rio Blanco County School District No Re-1 Meeker, General Obligation Bonds Insured: BAM
5.500%, due 12/1/35	$450,000	$521,182
Series B Insured: BAM
5.250%, due 12/1/33	150,000	171,372
5.250%, due 12/1/35	115,000	131,107
South Sloan’s Lake Metropolitan District No 2, General Obligation Bonds Insured: AGM
4.000%, due 12/1/33	250,000	262,360
Town of Johnstown Co. Wastewater Revenue, Revenue Bonds Insured: AGM
4.000%, due 12/1/46	2,850,000	2,927,319
Vauxmont Metropolitan District, General Obligation Bonds Insured: AGM
5.000%, due 12/15/31	135,000	146,487
5.000%, due 12/15/32	155,000	168,063
		17,404,131
Connecticut — 1.9%
City of Hartford CT, General Obligation Bonds Series A Insured: AGM
4.000%, due 7/1/34	25,000	25,728
5.000%, due 4/1/23	220,000	220,506
5.000%, due 7/1/24	20,000	21,024
5.000%, due 7/1/27	60,000	64,141
Series B Insured: AGM
5.000%, due 10/1/23	15,000	15,602
Series C Insured: AGM
5.000%, due 7/15/32	20,000	21,339
City of New Britain CT, General Obligation Bonds Series A Insured: AGM
3.000%, due 9/1/44	2,525,000	2,117,690
Series B Insured: AGM
5.250%, due 9/1/29	250,000	283,761
5.250%, due 9/1/30	300,000	339,507
City of New Haven CT, General Obligation Bonds Series A Insured: AGM
5.000%, due 8/1/39	1,150,000	1,273,431
City of West Haven CT, General Obligation Bonds Insured: BAM
4.000%, due 3/15/35	925,000	967,282
Town of Stratford CT, General Obligation Bonds Insured: AGM
5.000%, due 7/1/33	150,000	160,025
Town of Windham CT, General Obligation Bonds Series A Insured: BAM
4.000%, due 8/15/32	445,000	476,619
4.000%, due 8/15/35	1,025,000	1,081,073
		7,067,728
Delaware — 0.1%
Delaware State Economic Development Authority, Revenue Bonds Insured: AGM
5.000% , due 10/1/26	280,000	304,614

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia — 1.7%
Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds Series A
5.000%, due 10/1/34	$2,000,000	$2,190,156
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds Insured: AGC
4.040%, due 10/1/36(b)	1,585,000	890,636
Series A Insured: AGM
4.000%, due 10/1/52	3,000,000	2,953,105
		6,033,897
Florida — 2.9%
City of Miami FL Parking System Revenue, Revenue Bonds Insured: BAM
4.000%, due 10/1/38	1,000,000	1,032,658
City of Palm Bay FL, General Obligation Bonds Insured: AGM
5.000%, due 7/1/25	1,035,000	1,112,949
County of Lee FL Transportation Facilities Revenue, Revenue Bonds Insured: AGM
5.000%, due 10/1/25	400,000	423,766
County of Miami-Dade FL Transit System, Revenue Bonds Insured: AGM
5.000%, due 7/1/42	630,000	633,756
Florida Governmental Utility Authority, Revenue Bonds Insured: AGM
5.000%, due 10/1/22	215,000	218,023
Herons Glen Recreation District, Special Assessment Insured: BAM
2.500%, due 5/1/25	175,000	171,447
North Sumter County Utility Dependent District, Revenue Bonds Insured: BAM
5.000%, due 10/1/49	1,350,000	1,484,165
St Lucie County School Board, Revenue Bonds Insured: AGM
5.000%, due 10/1/23	615,000	637,079
Tolomato Community Development District, Special Assessment Series A Insured: AGM
4.000%, due 5/1/40	4,650,000	4,764,424
		10,478,267
Georgia — 1.1%
Carrollton Payroll Development Authority, Revenue Bonds Insured: AGM
5.000%, due 6/15/28	415,000	442,642
Main Street Natural Gas, Inc., Revenue Bonds Series A
4.000%, due 5/15/39	375,000	373,156
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds Series A Insured: NATL
5.250%, due 7/1/24	205,000	217,279
Municipal Electric Authority of Georgia, Revenue Bonds Series A Insured: AGM
4.000%, due 1/1/38	300,000	303,036
4.000%, due 1/1/39	345,000	347,932
4.000%, due 1/1/40	315,000	317,198
4.000%, due 1/1/46	2,230,000	2,192,570
		4,193,813

	Principal Amount	Value
Municipal Bonds (continued)
Guam — 0.1%
Guam Government Waterworks Authority, Revenue Bonds
5.000% , due 1/1/46	$500,000	$528,163
Illinois — 14.1%
Chicago Board of Education, General Obligation Bonds Insured: NATL
2.400%, due 12/1/22(b)	200,000	197,218
3.070%, due 12/1/23(b)	500,000	476,403
3.460%, due 12/1/25(b)	575,000	508,348
Series A Insured: AGC-ICC FGIC
5.500%, due 12/1/26	1,625,000	1,768,746
Series A Insured: AGM
5.000%, due 12/1/27	500,000	548,486
5.000%, due 12/1/31	500,000	549,804
Series A Insured: NATL
3.460%, due 12/1/25(b)	1,295,000	1,144,888
3.560%, due 12/1/26(b)	90,000	76,531
Chicago O’Hare International Airport, Revenue Bonds Series E Insured: AGM
4.000%, due 1/1/39	1,300,000	1,324,010
Series F Insured: BAM
4.250%, due 1/1/47	365,000	369,127
Chicago Park District, General Obligation Bonds Series E Insured: BAM
4.000%, due 11/15/32	1,000,000	1,024,098
Series F-2
5.000%, due 1/1/40	1,065,000	1,164,516
City of Chicago IL, General Obligation Bonds Series A
4.000%, due 1/1/35	775,000	733,381
4.000%, due 1/1/36	2,500,000	2,353,282
City of Decatur IL, General Obligation Bonds Insured: BAM
4.000%, due 3/1/40	2,805,000	2,765,047
4.000%, due 3/1/42	3,000,000	2,938,687
City of Kankakee IL, General Obligation Bonds Series A Insured: BAM
4.000%, due 1/1/34	450,000	467,754
4.000%, due 1/1/35	715,000	742,223
City of Sterling IL, General Obligation Bonds Series B Insured: BAM
4.000%, due 11/1/37	570,000	583,586
4.000%, due 11/1/38	500,000	511,009
4.000%, due 11/1/40	635,000	646,773
City of Waukegan IL, General Obligation Bonds Series A Insured: BAM
4.000%, due 12/30/36	1,065,000	1,117,875
4.000%, due 12/30/37	1,080,000	1,120,747
City of Waukegan IL Water & Sewer System Revenue, Revenue Bonds Insured: AGM
4.000%, due 12/30/22	125,000	126,619
4.000%, due 12/30/40	485,000	498,745
Community Unit School District Number 427 DeKalb and Kane Counties Illinois, General Obligation Bonds Series B
Insured: BAM
4.000%, due 2/1/36	400,000	417,083
4.000%, due 2/1/37	535,000	555,903

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Cook & Will Counties School District No 194, General Obligation Bonds Series B Insured: BAM
5.000%, due 12/1/31	$325,000	$345,000
Cook County School District No 94, General Obligation Bonds Insured: BAM
4.000%, due 12/1/40	460,000	470,867
County of Sangamon IL, General Obligation Bonds Insured: BAM
4.000%, due 12/15/40	400,000	413,714
County of Union IL, General Obligation Bonds Insured: AGM
4.000%, due 9/1/26	360,000	377,943
Crawford Hospital District, General Obligation Bonds Insured: AGM
4.000%, due 1/1/34	675,000	703,482
Darien-Woodridge Fire Protection District, General Obligation Bonds Insured: BAM
3.000%, due 12/30/26	100,000	101,183
Governors State University, Certificates of Participation Insured: BAM
5.000%, due 7/1/23	385,000	395,006
Illinois Finance Authority, Revenue Bonds Series B
0.270%, due 8/15/49(a)(c)	1,200,000	1,200,000
Kane County School District NO 129 West Aurora, General Obligation Bonds Series C Insured: BAM-TCRS
5.000%, due 2/1/25	1,000,000	1,062,841
La Salle & Bureau Counties Township High School District No 120 LaSalle-Peru, General Obligation Bonds Insured: AGM
4.000%, due 12/1/37	1,000,000	1,032,951
Macon County School District No 61 Decatur, General Obligation Bonds Insured: AGM
4.000%, due 12/1/32	200,000	207,223
4.000%, due 12/1/37	205,000	211,326
5.000%, due 12/1/40	1,000,000	1,107,662
Madison County Community Unit School District No 7 Edwardsville, General Obligation Bonds Insured: BAM
5.000%, due 12/1/30	275,000	296,199
Madison-Macoupin Etc Counties Community College District No 536, General Obligation Bonds Series A Insured: AGM
5.000%, due 11/1/32	225,000	241,163
Metropolitan Pier & Exposition Authority, Revenue Bonds Insured: AGM
4.680%, due 6/15/45(b)	720,000	246,957
4.730%, due 6/15/47(b)	225,000	69,528
Series A Insured: AGM
4.000%, due 6/15/50	1,720,000	1,648,203
Montgomery & Macoupin Counties Community Unit School District No 12 Litchfield, General Obligation Bonds Series C Insured: BAM
4.000%, due 10/1/24	285,000	292,134
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Northern Illinois University, Revenue Bonds Insured: BAM
4.000%, due 10/1/38	$1,000,000	$1,001,043
4.000%, due 10/1/43	1,300,000	1,266,084
Series B Insured: BAM
4.000%, due 4/1/35	1,200,000	1,217,466
Regional Transportation Authority, Revenue Bonds Series A Insured: NATL
5.500%, due 7/1/23	155,000	160,849
Sales Tax Securitization Corp., Revenue Bonds Series A Insured: BAM
5.000%, due 1/1/37	2,030,000	2,250,128
Sangamon Logan & Menard Counties Community Unit School Dist No 15 Williamsville, General Obligation Bonds Series B Insured: BAM
5.000%, due 12/1/36	1,000,000	1,124,320
Stark Knox Marshall Henry & Peoria Counties Community Unit School Dist No 100, General Obligation Bonds Insured: BAM
4.000%, due 12/1/38	1,000,000	1,005,349
State of Illinois, General Obligation Bonds Insured: AGM
4.000%, due 2/1/30	690,000	702,814
Insured: BAM-TCRS
4.000%, due 6/1/41	1,085,000	1,073,542
Insured: NATL
6.000%, due 11/1/26	500,000	555,491
State of Illinois, Revenue Bonds Insured: NATL
6.000%, due 6/15/23	180,000	186,488
6.000%, due 6/15/24	350,000	371,597
Series A Insured: BAM
4.000%, due 6/15/35	750,000	758,562
Town of Cicero IL, General Obligation Bonds Insured: BAM
5.000%, due 1/1/30	475,000	531,006
Village of Park Forest IL, General Obligation Bonds Insured: BAM
4.000%, due 1/1/24	320,000	327,893
Washington County Community Unit School Dist No 10 West Washington, General Obligation Bonds Insured: BAM
4.000%, due 1/15/25	750,000	776,635
West Chicago Park District, General Obligation Bonds Series B Insured: BAM
3.000%, due 12/1/26	565,000	569,261
Will County Community Unit School District No 201-U Crete-Monee, General Obligation Bonds Series B Insured: AGM
4.000%, due 1/1/33	500,000	517,000
4.000%, due 1/1/35	480,000	495,198
Woodford Lasalle Livingston Etc Counties Community Unit Sch Dist No 6 Fieldcrest, General Obligation Bonds Series A Insured: BAM
4.000%, due 12/1/34	500,000	519,935
4.000%, due 12/1/36	500,000	518,761
4.000%, due 12/1/37	515,000	534,055
		51,617,748

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Indiana — 0.9%
Indiana Bond Bank, Revenue Bonds Series A Insured: AGM
5.000%, due 9/1/22	$280,000	$280,709
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds Series E Insured: AMBAC
2.580%, due 2/1/24(b)	450,000	430,175
2.800%, due 2/1/25(b)	560,000	518,704
Muncie Sanitary District, Revenue Bonds Series A Insured: AGM
3.000%, due 1/1/23	520,000	523,976
4.000%, due 1/1/24	700,000	717,496
Series C Insured: AGM
3.000%, due 7/1/22	750,000	752,009
		3,223,069
Iowa — 0.7%
Camanche Community School District, General Obligation Bonds Insured: AGM
5.000%, due 6/1/28	620,000	695,312
City of Altoona IA, General Obligation Bonds Series C Insured: BAM
3.000%, due 6/1/22	320,000	320,451
3.000%, due 6/1/24	345,000	347,546
Collins-Maxwell Community School District Sales Services & Use Tax Revenue, Revenue Bonds Insured: BAM
4.000%, due 6/1/24	175,000	180,596
4.000%, due 6/1/25	185,000	192,987
Lewis Central Community School District, Revenue Bonds Insured: BAM
4.000%, due 7/1/22	525,000	527,315
Red Oak Community School District, General Obligation Bonds Insured: BAM
5.000%, due 6/1/25	145,000	155,527
		2,419,734
Kansas — 0.7%
Crawford County Unified School District NO 250 Pittsburg, General Obligation Bonds Series A Insured: BAM
4.000%, due 9/1/43	500,000	517,302
Kansas Development Finance Authority, Revenue Bonds Series E Insured: BAM
5.000%, due 2/1/24	1,780,000	1,855,755
		2,373,057
Kentucky — 1.1%
City of Somerset KY, General Obligation Bonds Insured: AGM
4.000%, due 6/1/23	310,000	316,100
4.000%, due 6/1/24	650,000	671,186
Kentucky Economic Development Finance Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 6/1/37	500,000	502,710
Kentucky State University, Certificates of Participation Insured: BAM
4.000%, due 11/1/51	450,000	451,664
	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Louisville & Jefferson County Metropolitan Government, Revenue Bonds Series A Insured: AGM
5.000%, due 5/15/47	$1,015,000	$1,092,911
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds Insured: BAM
4.000%, due 6/1/36	100,000	103,128
Murray Electric Plant Board, Revenue Bonds Insured: AGM
4.000%, due 12/1/23	240,000	246,292
4.000%, due 12/1/24	250,000	259,057
4.000%, due 12/1/26	270,000	284,742
		3,927,790
Louisiana — 3.5%
Calcasieu Parish School District No 23, General Obligation Bonds Insured: BAM
5.000%, due 9/1/28	610,000	679,648
City of New Orleans LA Sewerage Service Revenue, Revenue Bonds Series B Insured: AGM
4.000%, due 6/1/36	400,000	419,596
4.000%, due 6/1/37	325,000	340,520
4.000%, due 6/1/38	350,000	366,088
4.000%, due 6/1/39	850,000	887,568
City of Shreveport LA Water & Sewer Revenue, Revenue Bonds Series C Insured: BAM
5.000%, due 12/1/31	500,000	556,051
5.000%, due 12/1/32	125,000	138,775
Greater Ouachita Water Co., Revenue Bonds Insured: BAM
4.000%, due 9/1/36	775,000	819,943
Louisiana Energy & Power Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 6/1/23	445,000	458,471
Louisiana Local Government Environmental Facilities & Community Development Auth, Revenue Bonds Insured: AGM
4.000%, due 10/1/38	1,000,000	1,025,448
4.000%, due 10/1/39	600,000	612,018
4.000%, due 10/1/40	1,170,000	1,197,233
4.000%, due 10/1/41	660,000	680,255
4.000%, due 10/1/43	1,060,000	1,087,759
Insured: BAM
4.000%, due 10/1/40	850,000	877,385
New Orleans Aviation Board, Revenue Bonds Series A Insured: AGM
5.000%, due 10/1/37	1,000,000	1,120,736
Parish of St Mary LA, Revenue Bonds Insured: AGM
5.000%, due 3/1/27	330,000	362,144
Port New Orleans Board of Commissioners, Revenue Bonds Series B Insured: AGM
5.000%, due 4/1/36	610,000	663,864
Ward Two Water District of Livingston Parish, Revenue Bonds Insured: BAM
4.000%, due 4/1/27	500,000	521,244
		12,814,746

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Maine — 0.0%(d)
Finance Authority of Maine, Revenue Bonds Series A-1 Insured: AGC
5.000%, due 12/1/26	$150,000	$160,598
Maryland — 0.1%
City of Cumberland MD, General Obligation Bonds Insured: AGM
5.000%, due 6/1/24	400,000	420,266
Massachusetts — 0.2%
Commonwealth of Massachusetts, General Obligation Bonds Series A Insured: NATL
1.432% (3-Month LIBOR + 0.57%), due
5/1/37(a)	85,000	80,766
Commonwealth of Massachusetts, Revenue Bonds Insured: NATL
5.500%, due 1/1/25	600,000	641,644
		722,410
Michigan — 3.5%
Benzie County Central Schools, General Obligation Bonds Series I Insured: AGM
4.000%, due 5/1/37	330,000	344,170
4.000%, due 5/1/38	300,000	312,298
4.000%, due 5/1/45	1,250,000	1,283,012
City of Greenville MI, Revenue Bonds Insured: AGM
4.000%, due 6/1/46	2,575,000	2,531,377
City of Saginaw MI Water Supply System Revenue, Revenue Bonds Insured: AGM
4.000%, due 7/1/29	710,000	755,488
City of Taylor MI, General Obligation Bonds Insured: BAM
4.000%, due 3/1/24	770,000	791,667
Eastern Michigan University, Revenue Bonds Series A Insured: BAM
5.000%, due 3/1/26	325,000	351,704
5.000%, due 3/1/27	810,000	890,818
Fitzgerald Public School District, General Obligation Bonds Insured: BAM
4.000%, due 5/1/22	150,000	150,000
Grandville Public Schools, General Obligation Bonds Series I Insured: AGM
4.000%, due 5/1/37	245,000	248,506
4.000%, due 5/1/40	200,000	201,867
Jackson College, General Obligation Bonds Insured: AGM
3.000%, due 5/1/22	520,000	520,000
Leland Public School District, General Obligation Bonds Insured: AGM
4.000%, due 5/1/37	590,000	607,392
Michigan Finance Authority, Revenue Bonds Insured: BAM
4.000%, due 11/1/40	1,000,000	1,022,929
Saginaw City School District, General Obligation Bonds
4.000%, due 5/1/44	2,505,000	2,457,170
Warren Consolidated Schools, General Obligation Bonds Series B Insured: BAM
5.000%, due 5/1/22	280,000	280,000
	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Wayne County Airport Authority, Revenue Bonds Series A Insured: BAM
5.000%, due 12/1/42	$110,000	$111,515
		12,859,913
Mississippi — 0.4%
Biloxi Public School District, Revenue Bonds Insured: BAM
5.000%, due 4/1/24	170,000	177,777
City of Jackson MS, General Obligation Bonds Series A Insured: BAM
4.000%, due 5/1/25	150,000	156,458
Mississippi Development Bank, Revenue Bonds Insured: BAM
5.000%, due 7/1/33	490,000	554,796
5.250%, due 10/1/38	460,000	513,532
		1,402,563
Missouri — 0.8%
Kansas City Industrial Development Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 3/1/50	980,000	937,762
Series B
5.000%, due 3/1/54	2,000,000	2,086,754
		3,024,516
Montana — 0.1%
City of Bozeman MT, Tax Allocation Insured: AGM
2.000%, due 7/1/22	50,000	50,041
3.000%, due 7/1/24	100,000	100,439
4.000%, due 7/1/26	75,000	78,209
4.000%, due 7/1/27	100,000	104,944
		333,633
Nebraska — 2.4%
Ashland-Greenwood Public Schools, General Obligation Bonds Insured: AGM
4.000%, due 12/15/40	2,000,000	2,123,893
4.000%, due 12/15/41	1,075,000	1,138,546
4.000%, due 12/15/42	1,000,000	1,049,249
Fremont School District, General Obligation Bonds Insured: AGM
4.000%, due 12/15/47	2,000,000	2,022,266
Hershey Public Schools, General Obligation Bonds Insured: AGM
4.000%, due 12/15/37	340,000	351,124
4.000%, due 12/15/38	530,000	545,852
4.000%, due 12/15/41	500,000	511,329
4.000%, due 12/15/42	620,000	633,571
4.000%, due 12/15/43	500,000	510,012
		8,885,842
Nevada — 0.8%
City of North Las Vegas NV, General Obligation Bonds Insured: AGM
4.000%, due 6/1/36	1,055,000	1,080,509
City of Reno NV, Revenue Bonds Series A-1 Insured: AGM
5.000%, due 6/1/28	730,000	804,689
5.000%, due 6/1/32	265,000	288,448

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Nevada (continued)
Clark County School District, General Obligation Bonds Series A Insured: AGM
4.000%, due 6/15/40	$400,000	$414,209
Series B Insured: BAM
5.000%, due 6/15/28	250,000	279,468
		2,867,323
New Jersey — 6.2%
Atlantic City Board of Education, General Obligation Bonds Insured: AGM
4.000%, due 4/1/26	400,000	419,361
4.000%, due 4/1/28	425,000	449,735
4.000%, due 4/1/30	335,000	352,961
4.000%, due 4/1/33	325,000	337,052
4.000%, due 4/1/35	330,000	341,376
Borough of Paulsboro NJ, General Obligation Bonds Insured: BAM
1.000%, due 8/15/24	160,000	152,129
Casino Reinvestment Development Authority, Inc., Revenue Bonds Insured: AGM
5.000%, due 11/1/27	500,000	522,800
City of Bayonne NJ, General Obligation Bonds Insured: AGM
4.000%, due 7/15/24	100,000	103,316
City of East Orange NJ, General Obligation Bonds Insured: AGM
4.000%, due 9/15/23	665,000	680,718
City of Newark NJ, General Obligation Bonds Series A Insured: AGM
5.000%, due 10/1/28	750,000	833,233
Series C Insured: AGM
5.000%, due 10/1/28	145,000	161,092
5.000%, due 10/1/29	190,000	212,897
City of Trenton NJ, General Obligation Bonds Insured: AGM
3.000%, due 3/15/23	250,000	251,952
City of Union City NJ, General Obligation Bonds Insured: AGM
0.050%, due 8/1/24	1,425,000	1,309,344
2.250%, due 8/1/25	615,000	597,058
Clifton Board Of Education, General Obligation Bonds Insured: AGM
2.125%, due 8/15/44	2,765,000	1,870,761
Essex County Improvement Authority, Revenue Bonds Insured: AMBAC
5.250%, due 12/15/22	500,000	511,105
Middlesex County Improvement Authority, Revenue Bonds Insured: AMBAC
2.920%, due 9/1/25(b)	135,000	122,533
New Jersey Economic Development Authority, Revenue Bonds Series A
4.000%, due 7/1/22	2,725,000	2,735,901
Series A Insured: BAM
4.000%, due 7/1/34	150,000	150,731
5.000%, due 7/1/23	1,500,000	1,548,056
New Jersey Educational Facilities Authority, Revenue Bonds
Series A Insured: AGM
4.000%, due 7/1/47	835,000	842,563
	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Series F Insured: BAM
5.000%, due 7/1/25	$300,000	$322,594
New Jersey Transportation Trust Fund Authority, Revenue Bonds Insured: BHAC-CR AMBAC
2.750%, due 12/15/24(b)	275,000	255,956
Insured: BHAC-CR MBIA
3.110%, due 12/15/27(b)	500,000	420,276
Series A Insured: BAM
4.000%, due 12/15/37	275,000	272,335
Series AA Insured: BAM
5.000%, due 6/15/44	500,000	517,216
Series C Insured: AMBAC
3.340%, due 12/15/25(b)	875,000	776,070
3.440%, due 12/15/26(b)	1,330,000	1,135,968
Newark Board of Education, General Obligation Bonds Insured: BAM
4.000%, due 7/15/34	825,000	855,787
Oceanport School District, General Obligation Bonds Insured: BAM
2.500%, due 7/15/24	495,000	493,087
Passaic Valley Sewerage Commission, Revenue Bonds Series H Insured: AGM
5.000%, due 12/1/24	450,000	477,344
Series I Insured: AGM
5.000%, due 12/1/25	100,000	107,886
Salem County Improvement Authority, Revenue Bonds Insured: AGM
4.000%, due 8/15/48	560,000	542,443
South Jersey Transportation Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 11/1/40	880,000	902,764
5.000%, due 11/1/30	700,000	794,809
Washington Borough Board of Education/Warren County, General Obligation Bonds Insured: AGM
4.000%, due 7/15/25	125,000	130,895
4.000%, due 7/15/27	135,000	144,387
		22,656,491
New York — 11.4%
Amherst Development Corp., Revenue Bonds Insured: BAM
4.000%, due 10/1/34	515,000	528,607
4.000%, due 10/1/35	575,000	587,071
4.000%, due 10/1/36	850,000	863,324
Buffalo Municipal Water Finance Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 7/1/41	1,000,000	1,029,859
Series B Insured: AGM
4.000%, due 7/1/42	1,015,000	1,043,496
City of New York NY, General Obligation Bonds Series B-1 Insured: BAM
5.000%, due 10/1/42	1,425,000	1,566,171
5.000%, due 10/1/43	1,030,000	1,124,055
City of Schenectady NY, General Obligation Bonds Insured: AGM
3.000%, due 5/1/23	250,000	252,410
City of Syracuse NY, General Obligation Bonds Series A Insured: AGM
4.000%, due 5/15/34	930,000	974,276

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
City of Yonkers NY, General Obligation Bonds Series A
4.000%, due 2/15/23	$265,000	$269,019
4.000%, due 2/15/24	250,000	256,436
Series A Insured: AGM
5.000%, due 2/15/26	825,000	888,698
Series B
4.000%, due 2/15/23	280,000	284,269
4.000%, due 2/15/24	290,000	297,773
Series B Insured: AGM
5.000%, due 2/15/26	640,000	689,414
County of Chautauqua NY, General Obligation Bonds Series A Insured: BAM
2.000%, due 12/15/22	130,000	130,235
County of Monroe NY, General Obligation Bonds Insured: AGM
5.000%, due 6/1/22	1,070,000	1,073,122
County of Suffolk NY, General Obligation Bonds Series B Insured: AGM
5.000%, due 10/15/28	500,000	561,334
Series C Insured: BAM
4.000%, due 2/1/28	480,000	500,835
5.000%, due 2/1/23	410,000	419,395
Hudson Yards Infrastructure Corp, Revenue Bonds Series A Insured: AGM
4.000%, due 2/15/47	3,500,000	3,566,350
Metropolitan Transportation Authority, Revenue Bonds Series A-1
4.000%, due 11/15/46	600,000	575,231
4.000%, due 11/15/47	450,000	429,674
5.000%, due 11/15/29	500,000	531,524
Series A-1 Insured: AGM
4.000%, due 11/15/44	1,000,000	990,234
Series B Insured: AMBAC
5.250%, due 11/15/24	1,145,000	1,221,492
Series C Insured: AGM
4.000%, due 11/15/46	745,000	732,878
Series C Insured: BAM
5.000%, due 11/15/44	650,000	701,015
Mount Vernon City School District, General Obligation Bonds Series A Insured: BAM
3.000%, due 3/15/24	275,000	277,748
New York City Industrial Development Agency, Revenue Bonds Insured: NATL
9.402%, due 3/1/24(a)(c)	1,500,000	1,522,769
Series A Insured: AGM
3.000%, due 1/1/46	1,265,000	1,025,317
New York City Municipal Water Finance Authority, Revenue Bonds Series AA4
0.280%, due 6/15/49(a)(c)	600,000	600,000
New York Convention Center Development Corp., Revenue Bonds Series B Insured: BAM
4.500%, due 11/15/38(b)	375,000	179,517
New York Liberty Development Corp., Revenue Bonds Series 1WTC Insured: BAM-TCRS
3.000%, due 2/15/42	3,000,000	2,601,981
New York State Dormitory Authority, Revenue Bonds Series A Insured: AGM
	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
4.000%, due 10/1/36	$500,000	$528,357
Series B Insured: BAM
4.000%, due 8/15/33	115,000	118,528
4.000%, due 8/15/34	120,000	123,335
4.000%, due 8/15/35	160,000	164,097
4.000%, due 8/15/36	200,000	204,594
4.000%, due 8/15/37	450,000	459,239
Niagara Falls City School District, Certificates of Participation Insured: AGM
4.000%, due 6/15/26	200,000	205,371
5.000%, due 6/15/25	570,000	597,558
Niagara Falls City School District, General Obligation Bonds Insured: BAM
5.000%, due 6/15/28	590,000	664,125
North Syracuse Central School District, General Obligation Bonds Insured: NATL
5.000%, due 6/15/22	90,000	90,398
Oneida County Local Development Corp., Revenue Bonds Series A Insured: AGM
3.000%, due 12/1/44	405,000	350,442
4.000%, due 12/1/38	1,570,000	1,595,337
4.000%, due 12/1/39	1,370,000	1,377,546
4.000%, due 12/1/40	1,425,000	1,411,469
4.000%, due 12/1/41	1,480,000	1,471,219
Pulaski Central School District, General Obligation Bonds Insured: AGM
5.000%, due 6/15/23	250,000	257,660
Town of Oyster Bay NY, General Obligation Bonds Insured: AGM
4.000%, due 3/1/28	835,000	880,062
Insured: BAM
4.000%, due 2/15/26	65,000	67,726
4.000%, due 11/1/26	700,000	733,482
4.000%, due 2/15/27	55,000	57,696
Series B Insured: AGM
3.000%, due 2/1/24	1,790,000	1,806,380
		41,460,150
North Carolina — 0.8%
North Carolina Turnpike Authority, Revenue Bonds Insured: AGM
5.000%, due 1/1/32	525,000	591,164
Western Carolina University, Revenue Bonds Insured: AGM
5.000%, due 6/1/26	945,000	1,030,451
5.000%, due 6/1/27	500,000	544,061
5.000%, due 6/1/28	550,000	596,722
		2,762,398
North Dakota — 0.6%
City of Grand Forks ND, Revenue Bonds Insured: AGM
3.000%, due 12/1/39	2,000,000	1,677,963
State Board of Higher Education of the State of North Dakota, Revenue Bonds Series A Insured: AGM
4.000%, due 4/1/44	670,000	682,019
		2,359,982

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Ohio — 0.7%
Bethel Local School District, Certificates of Participation Insured: BAM
4.000%, due 12/1/25	$265,000	$277,376
City of Lorain OH, General Obligation Bonds Series A Insured: BAM
4.000%, due 12/1/24	200,000	207,144
Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series A Insured: AGM
4.000%, due 11/15/37	375,000	394,403
Conotton Valley Union Local School District, Certificates of Participation Insured: AGM
4.000%, due 12/1/33	315,000	325,243
County of Cuyahoga OH, Revenue Bonds
5.000%, due 2/15/28	500,000	544,221
Crestview Local School District/Columbiana County, Certificates of Participation
Insured: AGM
4.000%, due 12/1/48	410,000	411,114
Euclid City School District, Certificates of Participation Insured: BAM
4.000%, due 12/1/39	400,000	414,261
		2,573,762
Oklahoma — 0.1%
Tulsa Airports Improvement Trust, Revenue Bonds Series A Insured: BAM
5.000%, due 6/1/23	500,000	513,244
Oregon — 1.0%
City of Seaside OR Transient Lodging Tax Revenue, Revenue Bonds Insured: AGM
5.000%, due 12/15/37	400,000	442,721
Jackson County School District No 6 Central Point, General Obligation Bonds Series B Insured: SCH BD GTY
4.380%, due 6/15/49(b)	500,000	181,249
Medford Hospital Facilities Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 8/15/45	3,170,000	3,102,615
		3,726,585
Pennsylvania — 6.2%
Aliquippa Municipal Water Authority Water & Sewer Revenue, Revenue Bonds Insured: BAM
4.000%, due 11/15/51	1,900,000	1,892,504
Allegheny Valley Joint Sewage Authority, Revenue Bonds Insured: BAM
4.000%, due 8/1/37	350,000	361,507
4.000%, due 8/1/47	1,075,000	1,076,317
Ambridge Area School District, General Obligation Bonds Insured: AGM
4.000%, due 11/1/22	660,000	667,601
Bellwood-Antis School District, General Obligation Bonds Series A Insured: BAM
3.000%, due 6/1/25	275,000	278,618
Series AA Insured: BAM
3.000%, due 6/1/26	145,000	147,254
	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Bristol Borough School District, General Obligation Bonds Series B Insured: AGM
4.000%, due 3/1/25	$50,000	$51,684
Butler Area Sewer Authority, Revenue Bonds Insured: BAM
5.000%, due 7/1/26	290,000	316,672
Catasauqua Area School District, General Obligation Bonds Insured: BAM
4.000%, due 2/15/27	70,000	73,304
4.000%, due 2/15/28	430,000	452,418
4.000%, due 2/15/29	695,000	746,100
City of Oil City PA, General Obligation Bonds Series A Insured: AGM
4.000%, due 12/1/39	320,000	327,986
4.000%, due 12/1/40	275,000	281,441
4.000%, due 12/1/41	265,000	269,960
City of Philadelphia PA Airport Revenue, Revenue Bonds Insured: AGM
4.000%, due 7/1/39	1,500,000	1,477,922
4.000%, due 7/1/40	1,155,000	1,133,991
4.000%, due 7/1/41	1,250,000	1,223,069
Coatesville Area School District Building Authority, Revenue Bonds Insured: BAM
5.000%, due 12/1/22	400,000	407,320
County of Cambria PA, General Obligation Bonds Series B Insured: AGM
4.000%, due 8/1/32	250,000	258,523
Delaware County Regional Water Quality Control Authority, Revenue Bonds Insured: NATL
5.250%, due 5/1/22	205,000	205,000
Ephrata Borough Authority, Revenue Bonds Series B Insured: AGM
3.000%, due 11/1/43	1,150,000	986,654
Erie Sewer Authority, Revenue Bonds Series B Insured: AGM
5.000%, due 12/1/35	460,000	520,825
Geisinger Authority, Revenue Bonds Series A
4.000%, due 4/1/39	170,000	170,796
Greater Johnstown School District, General Obligation Bonds Series C Insured: NATL
3.370%, due 8/1/28(b)	200,000	162,230
Hazle Township Municipal Authority, Revenue Bonds Insured: BAM
4.000%, due 12/1/23	245,000	251,039
Indiana County Industrial Development Authority, Revenue Bonds Insured: BAM
5.000%, due 5/1/31	870,000	955,495
5.000%, due 5/1/33	575,000	626,526
Lancaster Higher Education Authority, Revenue Bonds Insured: BAM
4.000%, due 10/1/31	500,000	520,132
5.000%, due 10/1/23	300,000	311,535
Lancaster School District, General Obligation Bonds Insured: AGM
4.000%, due 6/1/36	35,000	35,908

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series A Insured: AGC
1.248% (3-Month LIBOR + 0.60%), due
7/1/27(a)	$160,000	$157,399
Pennsylvania Turnpike Commission, Revenue Bonds Series C Insured: AGM
6.250%, due 6/1/33	750,000	849,793
Pittsburgh Water & Sewer Authority, Revenue Bonds Series B Insured: AGM
4.000%, due 9/1/50	785,000	782,884
School District of Philadelphia (The), General Obligation Bonds Insured: BAM
5.000%, due 9/1/27	735,000	802,039
Insured: BHAC-CR FGIC
5.000%, due 6/1/34	210,000	248,340
Series F Insured: BAM
5.000%, due 9/1/27	5,000	5,508
Somerset Area School District, General Obligation Bonds Insured: AGM
4.000%, due 2/15/23	425,000	431,946
South Wayne County Water and Sewer Authority, Revenue Bonds Insured: BAM
4.000%, due 2/15/29	40,000	42,340
State Public School Building Authority, Revenue Bonds Insured: AGM
4.000%, due 6/15/40	585,000	599,122
Series A Insured: BAM
5.000%, due 6/15/22	285,000	286,261
Warrior Run School District/Montour Northumberland Union County PA, General Obligation Bonds Insured: AGM
4.000%, due 9/1/31	415,000	429,635
4.000%, due 9/1/32	435,000	449,386
Westmoreland County Municipal Authority, Revenue Bonds Series A Insured: FGIC
2.420%, due 8/15/23(b)	815,000	789,986
Williamsport Sanitary Authority, Revenue Bonds Insured: BAM
5.000%, due 1/1/30	500,000	570,094
		22,635,064
Puerto Rico — 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds Series PP Insured: NATL
5.000%, due 7/1/24	25,000	25,519
Series UU Insured: AGM
1.168% (3-Month LIBOR + 0.52%),
due 7/1/29(a)	510,000	513,327
		538,846
Rhode Island — 0.4%
Providence Public Building Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 9/15/35	1,085,000	1,110,537
	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Health and Educational Building Corp., Revenue Bonds Series A Insured: AGM
4.000%, due 5/15/36	$390,000	$401,253
		1,511,790
South Carolina — 0.2%
City of Camden SC Combined Public Utility System Revenue, Revenue Bonds Insured: AGM
2.000% , due 3/1/23	600,000	600,716
South Dakota — 0.5%
County of Lawrence SD, Certificates of Participation Insured: AGM
4.000%, due 12/1/39	600,000	623,400
4.000%, due 12/1/40	650,000	674,223
Tri-Valley School District No 49-6, General Obligation Bonds Insured: AGM
4.000%, due 7/15/40	370,000	387,601
		1,685,224
Tennessee — 0.2%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds
5.000%, due 10/1/27	550,000	575,932
Texas — 5.9%
Central Texas Turnpike System, Revenue Bonds Series A Insured: AGM
1.680%, due 8/15/22(b)	665,000	661,715
Series A Insured: AMBAC
3.370%, due 8/15/28(b)	1,830,000	1,483,191
3.450%, due 8/15/29(b)	1,000,000	779,162
Series A Insured: BHAC-CR AMBAC
2.940%, due 8/15/27(b)	105,000	89,951
City of Arlington TX Special Tax Revenue, Special Tax Insured: AGM
5.000%, due 2/15/32	725,000	769,312
Series A Insured: AGM
5.000%, due 2/15/38	700,000	775,143
City of Elgin TX, General Obligation Bonds Series A Insured: BAM
4.000%, due 7/15/40	2,970,000	2,994,205
City of Houston TX Combined Utility System Revenue, Revenue Bonds Series A Insured: AGM
2.620%, due 12/1/25(b)	70,000	63,768
City of Houston TX Hotel Occupancy Tax & Special Revenue, Revenue Bonds Insured: BAM-TCRS
5.000%, due 9/1/24	545,000	574,335
City of Rio Grande City TX, General Obligation Bonds Insured: AGM
4.000%, due 2/15/26	630,000	659,657
County of Galveston TX, General Obligation Bonds Insured: NATL
2.260%, due 2/1/24(b)	1,500,000	1,441,847
Fort Bend County Municipal Utility District No 169, General Obligation Bonds Series B Insured: AGM
3.000%, due 12/1/25	370,000	373,714

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Fort Bend County Municipal Utility District No 58, General Obligation Bonds Insured: BAM
3.000%, due 4/1/34	$445,000	$416,296
Galveston County Municipal Utility District No 56, General Obligation Bonds Insured: BAM
4.000%, due 12/1/24	400,000	412,670
Grand Parkway Transportation Corp., Revenue Bonds
4.000%, due 10/1/49	140,000	137,764
Greater Greenspoint Redevelopment Authority, Tax Allocation Insured: AGM
4.000%, due 9/1/34	325,000	333,431
Harris County-Houston Sports Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 11/15/25	220,000	232,188
La Joya Independent School District, General Obligation Bonds Insured: AGM
4.000%, due 2/15/38	500,000	508,157
Lazy Nine Municipal Utility District No 1B, General Obligation Bonds Series 1B Insured: AGM
3.000%, due 9/1/22	180,000	180,937
Love Field Airport Modernization Corp., Revenue Bonds Insured: AGM
4.000%, due 11/1/39	2,500,000	2,453,645
Matagorda County Navigation District No 1, Revenue Bonds Insured: AMBAC
5.125%, due 11/1/28	805,000	891,581
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds Series A-1 Insured: AGM
5.000%, due 7/1/28	500,000	545,323
Series B-1 Insured: AGM
4.000%, due 7/1/30	155,000	160,522
Southwest Houston Redevelopment Authority, Revenue Bonds Insured: AGM
4.000%, due 9/1/32	450,000	459,752
5.000%, due 9/1/28	210,000	228,670
5.000%, due 9/1/29	225,000	246,667
Timber Lane Utility District, General Obligation Bonds Insured: AGM
3.500%, due 8/1/23	500,000	508,333
3.500%, due 8/1/24	500,000	510,567
3.500%, due 8/1/25	330,000	338,766
3.500%, due 8/1/26	500,000	514,614
Travis County Water Control & Improvement District, General Obligation Bonds Insured: BAM
4.000%, due 8/15/26	505,000	527,894
Upper Trinity Regional Water District, Revenue Bonds Insured: BAM
3.000%, due 8/1/46	1,500,000	1,304,761
		21,578,538
Utah — 0.8%
Utah Transit Authority, Revenue Bonds Series A Insured: BHAC-CR MBIA
5.000%, due 6/15/35	215,000	250,429
Vineyard Redevelopment Agency, Tax Allocation Insured: AGM
	Principal Amount	Value
Municipal Bonds (continued)
Utah (continued)
4.000%, due 5/1/34	$115,000	$120,791
4.000%, due 5/1/39	350,000	365,600
4.000%, due 5/1/41	350,000	364,392
5.000%, due 5/1/25	700,000	748,121
5.000%, due 5/1/27	315,000	347,465
Weber Basin Water Conservancy District, Revenue Bonds Series A
4.000%, due 4/1/46	600,000	608,628
		2,805,426
Vermont — 0.8%
City of Burlington VT Electric System Revenue, Revenue Bonds Series A Insured: BAM
5.000%, due 7/1/41	1,585,000	1,776,098
5.000%, due 7/1/42	1,000,000	1,118,038
		2,894,136
Virginia — 0.4%
Lynchburg Economic Development Authority, Revenue Bonds
4.000%, due 1/1/39	660,000	656,784
5.000%, due 1/1/36	875,000	978,190
		1,634,974
Washington — 0.4%
Chelan County Public Utility District No 1, Revenue Bonds Insured: NATL
2.780%, due 6/1/24(b)	100,000	94,402
Series A Insured: NATL
2.400%, due 6/1/23(b)	100,000	97,439
Klickitat County Public Utility District No 1, Revenue Bonds Series A Insured: AGM
4.000%, due 12/1/37	750,000	783,863
State of Washington, General Obligation Bonds Series C Insured: AMBAC
2.280%, due 6/1/23(b)	200,000	195,127
2.600%, due 6/1/24(b)	265,000	251,089
Series E Insured: XLCA
2.430%, due 12/1/23(b)	100,000	96,234
		1,518,154
West Virginia — 0.4%
City of Fairmont WV Water Revenue, Revenue Bonds Series A Insured: BAM
4.000%, due 7/1/29	150,000	160,208
Morgantown Utility Board, Inc., Revenue Bonds
Series A Insured: BAM
3.000%, due 12/1/23	290,000	293,135
4.000%, due 12/1/24	300,000	311,401
4.000%, due 12/1/25	325,000	341,314
West Virginia Water Development Authority, Revenue Bonds Series A
5.000%, due 7/1/24	300,000	316,464
		1,422,522
Wisconsin — 1.1%
City of Racine WI Waterworks System Revenue, Revenue Bonds Insured: AGM
5.000%, due 9/1/30	500,000	554,520
Insured: BAM
4.000%, due 9/1/26	300,000	317,466

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Insured ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
5.000%, due 9/1/28	$250,000	$282,541
Fond Du Lac School District, General Obligation Bonds Series A Insured: BAM
4.000%, due 4/1/35	400,000	414,155
Omro School District, General Obligation Bonds Insured: BAM
3.000%, due 3/1/28	30,000	30,379
Public Finance Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 7/1/40	300,000	302,547
4.000%, due 7/1/45	800,000	800,709
Village of Mount Pleasant WI, Tax Allocation Series A Insured: BAM
5.000%, due 4/1/48	1,135,000	1,236,055
		3,938,372
Wyoming — 1.1%
University of Wyoming, Revenue Bonds Series C Insured: AGM
4.000%, due 6/1/42	1,700,000	1,708,720
4.000%, due 6/1/51	2,325,000	2,307,982
		4,016,702
Total Municipal Bonds (Cost $381,291,692)		351,926,639

	Shares	Value
Short-Term Investment — 2.2%
Money Market Fund — 2.2%
Dreyfus Tax Exempt Cash Management — Institutional Shares, 0.32%(e)
(Cost $8,033,123)	8,033,927	$8,033,123
Total Investments — 98.6% (Cost $389,325,532)		359,959,762
Other Assets and Liabilities, Net — 1.4%		5,068,523
Net Assets — 100.0%		$365,028,285

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2022.

(b)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(c)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(d)
Less than 0.05%.

(e)
Reflects the 7-day yield at April 30, 2022.

Abbreviations
AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
BHAC-CR	—	Berkshire Hathaway Assurance Corp. Custodial Receipts
FGIC	—	Financial Guaranty Insurance Co.
LIBOR	—	London InterBank Offered Rate
NATL	—	National Public Finance Guarantee Corp.
SCH BD GTY	—	School Bond Guaranty Program
TCRS	—	Transferable Custodial Receipts
XLCA	—	XL Capital Assurance

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Municipal Bonds	$—	$351,926,639	$—	$351,926,639
Short-Term Investment:
Money Market Fund	8,033,123	—	—	8,033,123
Total Investments in Securities	$8,033,123	$351,926,639	$—	$359,959,762

(f)
For a complete listing of investments and their states, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF

April 30, 2022
	Principal Amount	Value
Municipal Bonds — 96.1%
Alabama — 2.0%
Alabama Community College System, Revenue Bonds Insured: BAM
4.000%, due 11/1/32	$410,000	$429,574
4.000%, due 11/1/33	660,000	688,572
Birmingham Airport Authority, Revenue Bonds Insured: BAM
5.000%, due 7/1/32	600,000	671,543
Black Belt Energy Gas District, Revenue Bonds 0.790% (Municipal Swap Index + 0.35%), due 10/1/52(a)	900,000	877,801
Montgomery County Public Facilities Authority, Revenue Bonds Series A
4.000%, due 3/1/33	660,000	689,424
4.000%, due 3/1/35	1,220,000	1,256,643
		4,613,557
Alaska — 0.0%(b)
Alaska Industrial Development & Export Authority, Revenue Bonds Series A
5.000% , due 6/1/28	100,000	102,783
Arizona — 1.2%
Arizona Industrial Development Authority, Revenue Bonds Series A
4.000%, due 11/1/39	600,000	596,256
5.000%, due 11/1/31	550,000	594,567
Series A Insured: BAM
5.000%, due 6/1/31	300,000	332,185
5.000%, due 6/1/32	325,000	359,248
City of Phoenix Civic Improvement Corp., Revenue Bonds Series A
5.000%, due 7/1/34	500,000	532,187
Maricopa County Industrial Development Authority, Revenue Bonds Series C Insured: SD CRED PROG
5.000%, due 7/1/37	300,000	320,470
		2,734,913
Arkansas — 0.3%
Bentonville School District No 6, General Obligation Bonds Series B
5.000%, due 6/1/22	145,000	145,427
University of Central Arkansas, Revenue Bonds Series A Insured: AGM
5.000%, due 11/1/34	400,000	429,641
		575,068
California — 7.9%
Apple Valley Public Financing Authority, Tax Allocation Series A Insured: BAM
4.000%, due 6/1/31	1,000,000	1,068,413
Benicia Unified School District, General Obligation Bonds Series C Insured: AGM
2.350%, due 8/1/23(c)	300,000	291,318
California Health Facilities Financing Authority, Revenue Bonds Series A
5.000%, due 10/1/32	1,000,000	1,053,162
California Municipal Finance Authority, Revenue Bonds
5.000%, due 5/15/31	400,000	429,929
California State Public Works Board, Revenue BondsSeries A
5.000%, due 9/1/22	120,000	121,418
Series B
4.000%, due 5/1/36	200,000	206,377
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Revenue Bonds Insured: BAM
4.000%, due 5/15/35	$2,000,000	$2,025,734
Center Unified School District, General Obligation Bonds Series B Insured: BAM
4.000%, due 8/1/24	310,000	320,118
Chaffey Joint Union High School District, General Obligation Bonds Series B
3.260%, due 8/1/34(c)	320,000	192,170
Coast Community College District, General Obligation Bonds Series D
5.000%, due 8/1/36	1,000,000	1,122,852
El Camino Community College District Foundation (The), General Obligation Bonds
5.000%, due 8/1/22	100,000	100,912
Hayward Redevelopment Agency Successor Agency, Tax Allocation
5.000%, due 9/1/22	100,000	101,175
Hercules Redevelopment Agency Successor Agency, Tax Allocation Series A Insured: AGM 5.000%, due 8/1/37	500,000	554,296
Huntington Beach Public Financing Authority, Revenue Bonds Series A
5.000%, due 9/1/22	100,000	101,115
Independent Cities Finance Authority, Revenue Bonds Insured: AGM
4.000%, due 6/1/29	500,000	522,114
4.000%, due 6/1/36	700,000	724,042
Kelseyville Unified School District, General Obligation Bonds Series C Insured: AGM
3.330%, due 8/1/31(c)	150,000	109,602
3.410%, due 8/1/33(c)	35,000	23,347
Lake Elsinore School Financing Authority, Special Tax Insured: BAM
5.000%, due 10/1/33	250,000	283,805
Lodi Unified School District, General Obligation Bonds
4.000%, due 8/1/38	1,015,000	1,031,015
Long Beach Unified School District, General Obligation Bonds Series B
5.000%, due 8/1/22	100,000	100,902
Metropolitan Water District of Southern California, Revenue Bonds Series E
0.580% (Municipal Swap Index +
0.14%), due 7/1/37(a)	1,200,000	1,196,662
Mojave Water Agency Public Facilities Corp., Revenue Bonds Series A
5.000%, due 6/1/22	115,000	115,349
Monterey Peninsula Community College District, General Obligation Bonds
3.920%, due 8/1/32(c)	975,000	684,566
Mount Diablo Unified School District, General Obligation Bonds Series B 4.000%, due 8/1/28	1,350,000	1,442,889
North Coast County Water District, Certificates of Participation Insured: AGM
4.000%, due 10/1/27	135,000	143,570
4.000%, due 10/1/28	125,000	133,754

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Rio Hondo Community College District, General Obligation Bonds Series B
5.000%, due 8/1/22	$150,000	$151,324
Riverside County Community Facilities Districts, Special Tax Insured: AGM
4.000%, due 9/1/35	1,060,000	1,102,488
Roseville Natural Gas Financing Authority, Revenue Bonds
5.000%, due 2/15/24	560,000	580,341
Sacramento City Unified School District, General Obligation Bonds Insured: AGM
2.750%, due 7/1/24(c)	305,000	287,468
Santa Clara Valley Transportation Authority, Revenue Bonds Series A
5.000%, due 6/1/22	200,000	200,604
Sonoma County Junior College District, General Obligation Bonds
5.000%, due 8/1/22	170,000	171,538
State of California, General Obligation Bonds
4.000%, due 9/1/32	500,000	520,656
5.000%, due 8/1/22	240,000	242,262
5.000%, due 9/1/22	150,000	151,853
University of California, Revenue Bonds Series AO
5.000%, due 5/15/22	100,000	100,130
Series AZ
5.000%, due 5/15/22	100,000	100,130
Series G
4.000%, due 5/15/22	200,000	200,193
Westminster School District, General Obligation Bonds Series B Insured: BAM
2.170%, due 8/1/48(c)	100,000	17,426
Westside Union School District, General Obligation Bonds Series A
4.000%, due 8/1/22	100,000	100,664
		18,127,683
Colorado — 3.2%
Adams State University, Revenue Bonds Series A Insured: ST HGR ED INTERCEPT PROG
5.000%, due 5/15/35	1,125,000	1,263,124
Cherokee Metropolitan District, Revenue Bonds Insured: BAM
4.000%, due 8/1/34	200,000	214,174
Colorado Educational & Cultural Facilities Authority, Revenue Bonds Insured: Moral Obligation Bond
4.000%, due 12/15/22	245,000	248,177
4.000%, due 12/15/36	475,000	488,059
4.000%, due 12/15/41	400,000	407,251
Series A Insured: Moral Obligation Bond
4.000%, due 7/1/36	1,000,000	1,025,808
Colorado Health Facilities Authority, Revenue Bonds Series A-1
4.000%, due 8/1/44	250,000	238,522
5.000%, due 8/1/34	75,000	81,730
	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
5.000%, due 8/1/35	$105,000	$114,292
Series A-2
5.000%, due 8/1/33	90,000	98,201
Crystal Valley Metropolitan District No 2, General Obligation Bonds Series A Insured: AGM 4.000%, due 12/1/36	500,000	525,451
Dawson Ridge Metropolitan District No 1, General Obligation Bonds Series A
1.510%, due 10/1/22(c)	175,000	173,898
Eagle County School District No Re50J, Certificates of Participation Insured: AGM
4.000%, due 12/1/41	515,000	531,459
Grand River Hospital District, General Obligation Bonds Insured: AGM
5.250%, due 12/1/37	425,000	468,328
Lewis Pointe Metropolitan District, General Obligation Bonds Insured: BAM
4.000%, due 12/1/24	225,000	232,866
Pueblo City Schools, General Obligation Bonds 5.000%, due 12/15/34	1,115,000	1,267,490
		7,378,830
Connecticut — 3.3%
City of Bridgeport CT, General Obligation Bonds Series A 5.000%, due 11/1/33	600,000	657,619
City of Hartford CT, General Obligation Bonds Series A Insured: BAM
5.000%, due 4/1/30	100,000	102,411
City of New Britain CT, General Obligation Bonds Series B Insured: AGM
5.250%, due 9/1/30	600,000	679,015
City of West Haven CT, General Obligation Bonds
4.000%, due 9/15/27	240,000	252,339
4.000%, due 9/15/28	290,000	305,196
4.000%, due 9/15/31	325,000	340,619
Insured: BAM
4.000%, due 3/15/29	200,000	212,671
Connecticut State Health & Educational Facilities Authority, Revenue Bonds Series I-1
5.000%, due 7/1/33	350,000	377,849
Mattabassett District, Revenue Bonds Insured: BAM 5.000%, due 8/1/23	400,000	413,291
State of Connecticut, General Obligation Bonds Series A Insured: BAM
5.000%, due 4/15/34	1,875,000	2,112,888
State of Connecticut Special Tax Revenue, Revenue Bonds Series A 4.000%, due 5/1/36	500,000	517,225
4.000%, due 5/1/40	1,500,000	1,533,797
		7,504,920

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Florida — 3.0%
City of Pompano Beach FL, Revenue Bonds Series B-2
1.450%, due 1/1/27	$250,000	$225,613
County of Miami-Dade FL Aviation Revenue, Revenue Bonds Series A
4.000%, due 10/1/34	500,000	508,023
4.000%, due 10/1/39	400,000	400,836
County of Miami-Dade FL Water & Sewer System Revenue, Revenue Bonds
4.000%, due 10/1/34	1,000,000	1,045,364
County of Palm Beach FL, Revenue Bonds
5.000%, due 6/1/23	115,000	115,344
Florida Development Finance Corp., Revenue Bonds
5.000%, due 2/1/34	1,405,000	1,526,634
Series A
4.000%, due 7/1/24	200,000	200,946
Florida Municipal Power Agency, Revenue Bonds Series A
3.000%, due 10/1/33	500,000	476,987
Miami Beach Health Facilities Authority, Revenue Bonds
4.000%, due 11/15/38	500,000	487,834
North Springs Improvement District, Special Assessment
Insured: AGM
2.000%, due 5/1/23	185,000	183,487
4.000%, due 5/1/28	410,000	426,920
4.000%, due 5/1/30	445,000	464,645
School Board of Miami-Dade County (The), Certificates of Participation Series A
5.000%, due 5/1/31	260,000	266,976
State of Florida, General Obligation Bonds Series A
5.000%, due 6/1/22	150,000	150,447
Series C
4.000%, due 6/1/30	500,000	501,108
		6,981,164
Georgia — 1.4%
Main Street Natural Gas, Inc., Revenue Bonds Series A
4.000%, due 7/1/52(a)(d)	1,500,000	1,540,508
Municipal Electric Authority of Georgia, Revenue Bonds Series A
5.000%, due 1/1/36	1,000,000	1,094,799
5.000%, due 1/1/38	500,000	545,885
		3,181,192
Guam — 0.2%
Guam Government Waterworks Authority, Revenue Bonds
5.250% , due 7/1/33	500,000	517,034
Hawaii — 0.1%
City & County of Honolulu HI, General Obligation Bonds Series D
5.000% , due 8/1/22	235,000	237,126
Idaho — 0.5%
Idaho Housing & Finance Association, Revenue Bonds Series A
5.000% , due 7/15/33	1,100,000	1,256,654

	Principal Amount	Value
Municipal Bonds (continued)
Illinois — 13.3%
Chicago Board of Education, General Obligation Bonds Series A Insured: AGM
5.000%, due 12/1/27	$500,000	$548,486
Chicago O’Hare International Airport, Revenue Bonds Series C
5.000%, due 1/1/28	100,000	107,312
Chicago Park District, General Obligation Bonds Series C Insured: BAM
5.000%, due 1/1/27	250,000	256,896
Series D
4.000%, due 1/1/34	1,000,000	1,010,496
4.000%, due 1/1/35	645,000	650,910
Series E Insured: BAM
4.000%, due 11/15/31	500,000	513,048
City of Chicago Heights IL, General Obligation Bonds Insured: BAM
4.000%, due 12/1/23	100,000	102,199
City of Chicago IL, General Obligation Bonds Series A
5.000%, due 1/1/34	1,000,000	1,064,778
City of St Charles IL, General Obligation Bonds Series A
4.000%, due 12/1/22	150,000	152,026
Cook County Township High School District No 220 Reavis, General Obligation Bonds Insured: BAM
5.000%, due 12/1/25	600,000	645,616
County of Sangamon IL, General Obligation Bonds Insured: BAM
5.000%, due 12/15/26	240,000	262,546
Illinois Finance Authority, Revenue Bonds Series A
4.000%, due 10/1/38	2,000,000	2,028,134
5.000%, due 8/15/32	1,500,000	1,679,047
Kane & DeKalb Counties Community Unit School District No 301 Burlington, General Obligation Bonds Insured: NATL
1.980%, due 12/1/22(c)	400,000	395,383
Kendall Kane & Will Counties Community Unit School District No 308, General Obligation Bonds Insured: AGM
2.940%, due 2/1/26(c)	450,000	403,259
Macon & De Witt Counties Community Unit School District No 2 Maroa-Forsyth, General Obligation Bonds Insured: AGM
4.000%, due 12/1/31	500,000	530,853
4.000%, due 12/1/32	550,000	575,922
4.000%, due 12/1/40	1,000,000	1,034,265
Madison County Community Unit School District No 8 Bethalto, General Obligation Bonds Series B Insured: BAM
4.000%, due 12/1/22	200,000	202,655
4.000%, due 12/1/31	700,000	741,818
Madison-Macoupin Etc Counties Community College District No 536, General Obligation Bonds Series A Insured: AGM
5.000%, due 11/1/32	320,000	342,988

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Northern Illinois University, Revenue Bonds Insured: BAM
5.000%, due 10/1/26	$250,000	$270,360
5.000%, due 10/1/28	650,000	719,345
5.000%, due 10/1/30	690,000	777,868
Sales Tax Securitization Corp., Revenue Bonds Series A
4.000%, due 1/1/38	300,000	298,756
4.000%, due 1/1/39	1,200,000	1,194,152
5.000%, due 1/1/30	500,000	558,294
Sangamon County School District No 186 Springfield, General Obligation Bonds Series C Insured: AGM
5.000%, due 6/1/29	500,000	559,812
Sangamon Logan & Menard Counties Community Unit School Dist No 15 Williamsville, General Obligation Bonds Series B Insured: BAM
5.000%, due 12/1/32	500,000	565,055
Southwestern Illinois Development Authority, Revenue Bonds
4.000%, due 10/15/24	165,000	170,013
4.000%, due 4/15/31	450,000	465,053
4.000%, due 4/15/33	500,000	511,126
State of Illinois, General Obligation Bonds
5.000%, due 2/1/28	500,000	534,399
Series A
5.000%, due 12/1/25	800,000	849,408
5.000%, due 12/1/26	780,000	836,577
Series A Insured: AGM
4.125%, due 4/1/33	550,000	556,251
Series D
5.000%, due 11/1/28	1,470,000	1,578,587
Town of Cicero IL, General Obligation Bonds Insured: BAM
5.000%, due 12/1/26	230,000	234,383
5.000%, due 1/1/30	450,000	503,059
Veterans Park District, General Obligation Bonds Series A Insured: BAM
3.000%, due 12/15/22	150,000	151,095
Village of Antioch IL, General Obligation Bonds Insured: BAM
3.000%, due 12/1/22	150,000	151,081
Village of Bolingbrook IL, General Obligation Bonds Series A
2.210%, due 1/1/35(c)	4,000,000	2,148,150
Village of Franklin Park IL, Revenue Bonds Series A Insured: BAM
4.000%, due 10/1/30	350,000	371,504
4.000%, due 10/1/32	375,000	391,438
Village of Matteson IL, Revenue Bonds Insured: BAM
5.000%, due 12/1/29	465,000	513,260
Village of Mundelein IL, General Obligation Bonds Insured: AGM
4.000%, due 12/15/39	100,000	103,285
Village of Park Forest IL, General Obligation Bonds Insured: BAM
4.000%, due 1/1/23	235,000	238,209
4.000%, due 1/1/25	475,000	491,672
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Village of Stone Park IL, General Obligation Bonds Series B Insured: BAM
4.000%, due 2/1/23	$135,000	$136,839
Will County School District No 114 Manhattan, General Obligation Bonds Insured: AGM
3.500%, due 1/1/26	840,000	851,139
Woodford Lasalle Livingston Etc Counties Community Unit Sch Dist No 6 Fieldcrest, General Obligation Bonds Series A Insured: BAM
4.000%, due 12/1/35	500,000	519,351
		30,498,158
Indiana — 0.9%
City of Fishers IN Sewage Works Revenue, Revenue Bonds Insured: BAM
4.000%, due 1/1/25	270,000	280,324
Indiana Finance Authority, Revenue Bonds Insured: BAM
5.000%, due 10/1/35	500,000	579,094
Series A
1.400%, due 8/1/29	1,000,000	842,288
MSD of Wash Township School Building Corp., Revenue Bonds Insured: ST INTERCEPT
5.000%, due 7/15/35	225,000	253,939
		1,955,645
Iowa — 0.8%
City of Coralville IA, General Obligation Bonds
Series A
4.000%, due 5/1/23	520,000	527,633
4.000%, due 5/1/24	1,305,000	1,336,293
		1,863,926
Kansas — 0.2%
Wyandotte County Unified School District NO 500 Kansas City, General Obligation Bonds Series A
4.125% , due 9/1/37	500,000	529,759
Kentucky — 0.5%
City of Berea KY, Revenue Bonds Series A
0.320%, due 6/1/32(a)(d)	600,000	600,000
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds Insured: BAM
4.000%, due 6/1/36	75,000	77,346
Louisville/Jefferson County Metropolitan Government, Revenue Bonds Series A
5.000%, due 10/1/32	500,000	543,521
		1,220,867
Louisiana — 3.0%
Cameron Parish School District No 15, General Obligation Bonds
4.000%, due 10/1/22	125,000	125,928
5.000%, due 10/1/23	205,000	211,061
5.000%, due 10/1/29	290,000	317,523
City of Shreveport LA Water & Sewer Revenue, Revenue Bonds Series C Insured: BAM

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
5.000%, due 12/1/31	$100,000	$111,210
City of Youngsville LA Sales Tax Revenue, Revenue Bonds Insured: BAM
4.000%, due 5/1/32	250,000	263,639
4.000%, due 5/1/34	300,000	316,778
Jefferson Parish Consolidated Sewerage District No 1, Revenue Bonds Insured: BAM
4.000%, due 2/1/29	750,000	792,818
Louisiana Stadium & Exposition District, Revenue Bonds
4.000%, due 7/3/23	1,500,000	1,518,076
New Orleans Aviation Board, Revenue Bonds Series A Insured: AGM
5.000%, due 10/1/37	600,000	672,441
Port New Orleans Board of Commissioners, Revenue Bonds Series B Insured: AGM
5.000%, due 4/1/36	620,000	674,747
State of Louisiana, General Obligation Bonds Series D
5.000%, due 9/1/24	1,495,000	1,579,292
Ward Two Water District of Livingston Parish, Revenue Bonds
Insured: BAM
3.000%, due 4/1/23	300,000	301,828
		6,885,341
Maine — 0.4%
Finance Authority of Maine, Revenue Bonds Series A-1 Insured: AGC
5.000%, due 12/1/26	155,000	165,951
Maine Health & Higher Educational Facilities Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 7/1/31	225,000	258,653
5.000%, due 7/1/32	500,000	568,849
		993,453
Maryland — 1.2%
City of Baltimore MD, Revenue Bonds Series A
4.000%, due 7/1/38	900,000	922,765
County of Baltimore MD, General Obligation Bonds
4.000%, due 3/1/33	1,000,000	1,048,130
State of Maryland, General Obligation Bonds Series A
5.000%, due 3/15/32	585,000	674,811
		2,645,706
Massachusetts — 0.1%
Commonwealth of Massachusetts, Revenue Bonds Insured: NATL
5.500%, due 1/1/25	250,000	267,351
Michigan — 4.1%
City of Marquette MI, General Obligation Bonds Insured: BAM
4.000%, due 5/1/24	360,000	371,109
4.000%, due 5/1/26	785,000	825,495
5.000%, due 5/1/27	590,000	651,966
City of Owosso MI, General Obligation Bonds Insured: AGM
4.000%, due 5/1/23	160,000	162,903
4.000%, due 5/1/24	115,000	118,435
	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
City of Saginaw MI Water Supply System Revenue, Revenue Bonds Insured: AGM
4.000%, due 7/1/23	$700,000	$714,610
City of Taylor MI, General Obligation Bonds Series 2021 Insured: BAM
4.000%, due 3/1/31	250,000	265,710
Jackson County Intermediate School District, General Obligation Bonds Insured: AGM
5.000%, due 5/1/24	115,000	120,431
Lakeview Public School District, General Obligation Bonds Insured: Q-SBLF
5.000%, due 11/1/22	290,000	294,907
5.000%, due 11/1/23	640,000	667,245
Michigan Finance Authority, Revenue Bonds Series A
5.000%, due 4/15/29	1,000,000	1,118,423
5.000%, due 2/15/34	235,000	264,509
Series A Class 1
4.000%, due 6/1/34	500,000	507,193
Van Buren Public Schools, General Obligation Bonds Insured: BAM
4.000%, due 11/1/35	1,700,000	1,764,697
4.000%, due 11/1/36	1,040,000	1,078,451
Wyoming Public Schools, General Obligation Bonds Series III Insured: AGM
4.000%, due 5/1/41	500,000	507,238
		9,433,322
Minnesota — 1.1%
Minneapolis Special School District No 1, General Obligation Bonds Series B Insured: SD CRED PROG
5.000%, due 2/1/28	1,000,000	1,128,577
5.000%, due 2/1/31	1,250,000	1,396,104
		2,524,681
Mississippi — 1.1%
State of Mississippi, General Obligation Bonds Series C
4.000% , due 10/1/37	2,500,000	2,568,154
Missouri — 2.5%
City of Kansas City MO, Revenue Bonds Series C
5.000%, due 9/1/26	1,300,000	1,418,017
5.000%, due 9/1/28	1,000,000	1,111,133
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds
4.000%, due 8/1/25	150,000	155,178
4.000%, due 2/1/26	715,000	729,934
4.000%, due 2/15/35	500,000	502,190
4.500%, due 1/1/39	1,000,000	1,030,274
5.000%, due 2/15/32	500,000	574,437
St Louis Municipal Finance Corp, Revenue Bonds Insured: AGM
4.000%, due 6/15/43	105,000	106,778
		5,627,941
Montana — 0.2%
Montana Facility Finance Authority, Revenue Bonds 5.000%, due 6/1/24	375,000	392,522

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Nebraska — 2.3%
Central Plains Energy Project, Revenue Bonds
5.000%, due 3/1/50(a)(d)	$600,000	$615,685
5.250%, due 9/1/37	3,340,000	3,375,523
City of Kearney NE, General Obligation Bonds
4.000%, due 5/15/32	340,000	348,592
City of Omaha NE, General Obligation Bonds
5.000%, due 4/15/25	800,000	859,694
		5,199,494
Nevada — 1.2%
City of North Las Vegas NV, General Obligation Bonds Insured: AGM
4.000%, due 6/1/36	1,000,000	1,024,179
Insured: BAM
5.000%, due 6/1/25	1,220,000	1,309,699
Clark County School District, General Obligation Bonds Series F
5.000%, due 6/15/22	250,000	250,691
Las Vegas Convention & Visitors Authority, Revenue Bonds Series B
5.000%, due 7/1/43	250,000	273,283
		2,857,852
New Hampshire — 0.3%
New Hampshire Business Finance Authority, Revenue Bonds Series A
4.000% , due 4/1/30	675,000	680,773
New Jersey — 3.6%
Atlantic County Improvement Authority (The), Revenue Bonds Insured: AGM
5.000%, due 7/1/32	325,000	370,581
City of Newark NJ, General Obligation Bonds Series B Insured: AGM
5.000%, due 10/1/25	600,000	641,506
Essex County Improvement Authority, Revenue Bonds
4.000%, due 7/15/28	415,000	414,577
New Jersey Economic Development Authority, Revenue Bonds Series A
4.000%, due 11/1/39	1,000,000	971,754
New Jersey Educational Facilities Authority, Revenue Bonds Series C Insured: AGM
5.000%, due 7/1/25	470,000	501,704
Series F Insured: BAM
5.000%, due 7/1/25	300,000	322,594
New Jersey Health Care Facilities Financing Authority, Revenue Bonds Series A Insured: AGM
4.125%, due 7/1/38	290,000	290,123
New Jersey Transportation Trust Fund Authority, Revenue Bonds Insured: BHAC-CR AMBAC
2.750%, due 12/15/24(c)	575,000	535,180
Series A
3.620%, due 12/15/26(c)	650,000	550,657
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
1.260% (1-Month LIBOR + 0.70%), due
1/1/24(a)	1,000,000	1,004,402
	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Newark Board of Education, General Obligation Bonds Insured: BAM
5.000%, due 7/15/30	$750,000	$856,184
Insured: School Bond Reserve Fund
5.000%, due 7/15/23	300,000	310,028
Salem County Improvement Authority, Revenue Bonds Insured: AGM
4.000%, due 8/15/30	195,000	203,088
4.000%, due 8/15/31	180,000	187,159
South Jersey Port Corp., Revenue Bonds Series B
5.000%, due 1/1/31	500,000	529,350
State of New Jersey, General Obligation Bonds Series A
4.000%, due 6/1/30	500,000	523,194
		8,212,081
New York — 9.2%
Albany County Airport Authority, Revenue Bonds Series A
5.000%, due 12/15/22	370,000	376,709
Avon Central School District, General Obligation Bonds Insured: AGM
2.000%, due 6/15/23	335,000	333,316
2.000%, due 6/15/24	645,000	635,062
Camden Central School District, General Obligation Bonds
4.000%, due 3/15/24	1,390,000	1,428,069
Insured: BAM
4.000%, due 3/15/27	1,180,000	1,242,943
City of New York NY, General Obligation Bonds Series A-1
4.000%, due 8/1/39	500,000	511,651
Series B-1
4.000%, due 10/1/40	500,000	518,969
City of Syracuse NY, General Obligation Bonds Series A Insured: AGM
4.000%, due 5/15/32	250,000	263,059
County of Suffolk NY, General Obligation Bonds Series C Insured: BAM
5.000%, due 2/1/23	410,000	419,395
Highland Central School District, General Obligation Bonds Insured: AGM
2.000%, due 6/15/22	300,000	300,239
Hudson Yards Infrastructure Corp, Revenue Bonds Series A Insured: AGM
4.000%, due 2/15/47	1,835,000	1,869,786
Metropolitan Transportation Authority, Revenue Bonds Series A-1
5.000%, due 11/15/29	500,000	531,524
Series B Insured: AMBAC
5.250%, due 11/15/24	500,000	533,403
Series B-1
5.000%, due 5/15/22	200,000	200,226
Series C
5.000%, due 11/15/38	250,000	255,105
5.000%, due 11/15/42	500,000	509,696
Monroe County Industrial Development Corp., Revenue Bonds
5.000%, due 5/1/24	500,000	526,009
Series A
4.000%, due 12/1/36	375,000	369,565

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Housing Development Corp., Revenue Bonds Series F-2 Insured: Federal Housing Administration
0.600%, due 5/1/61(a)(d)	$1,500,000	$1,383,371
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds Series S-3
5.000%, due 7/15/33	150,000	164,890
New York Liberty Development Corp, Revenue Bonds Series A
2.750%, due 11/15/41	1,070,000	851,936
New York Liberty Development Corp., Revenue Bonds Class 1
2.450%, due 9/15/69	500,000	469,262
New York State Dormitory Authority, Revenue Bonds Series A
4.000%, due 3/15/37	650,000	658,177
4.000%, due 3/15/40	620,000	622,834
5.000%, due 10/1/23	850,000	882,081
Series A Insured: AGM
5.000%, due 10/1/33	500,000	555,925
Series D
4.000%, due 2/15/47	500,000	496,032
Series E
4.000%, due 3/15/39	215,000	216,386
New York State Thruway Authority, Revenue Bonds
Series A-1
4.000%, due 3/15/42	1,165,000	1,169,111
Series J
4.125%, due 1/1/31	200,000	204,123
New York State Urban Development Corp., Revenue Bonds Series A
5.000%, due 3/15/36	500,000	557,033
Series E
3.000%, due 3/15/40	500,000	436,404
New York Transportation Development Corp., Revenue Bonds Series C
5.000%, due 12/1/27	150,000	161,124
Town of Oyster Bay NY, General Obligation Bonds Insured: BAM
4.000%, due 11/1/23	500,000	511,810
Triborough Bridge & Tunnel Authority, Revenue Bonds Series A-2
2.000%, due 5/15/45(a)(d)	1,000,000	966,222
		21,131,447
North Carolina — 0.7%
North Carolina Medical Care Commission, Revenue Bonds Series A
4.000%, due 9/1/41	1,095,000	1,056,308
North Carolina Turnpike Authority, Revenue Bonds
5.000%, due 2/1/24	500,000	519,017
		1,575,325
North Dakota — 0.6%
City of Grand Forks ND, Revenue Bonds
4.000% , due 12/1/36	1,375,000	1,371,486
Ohio — 2.2%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds
4.000%, due 11/15/33	1,260,000	1,256,840
	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
City of Hamilton OH Wastewater System Revenue, Revenue Bonds Insured: BAM
4.000%, due 10/1/41	$1,235,000	$1,285,721
Crestview Local School District/Columbiana County, Certificates of Participation Insured: AGM
4.000%, due 12/1/35	250,000	258,325
4.000%, due 12/1/37	320,000	327,118
State of Ohio, Revenue Bonds Series E
5.000%, due 1/15/35	500,000	542,220
Triway Local School District, Certificates of Participation Insured: BAM
3.000%, due 12/1/22	800,000	805,903
3.000%, due 12/1/23	675,000	682,193
		5,158,320
Oregon — 0.0%(b)
State of Oregon, General Obligation Bonds Series E
5.000% , due 6/1/22	100,000	100,301
Pennsylvania — 3.4%
Borough of Carnegie PA, General Obligation Bonds Insured: BAM
3.000%, due 8/15/22	75,000	75,287
City of Erie PA, General Obligation Bonds Series C Insured: AGM
3.900%, due 11/15/37(c)	750,000	416,618
City of Oil City PA, General Obligation Bonds Series A Insured: AGM
4.000%, due 12/1/37	885,000	910,002
City of Philadelphia PA Airport Revenue, Revenue Bonds Series A
4.000%, due 7/1/35	500,000	507,320
County of Cambria PA, General Obligation Bonds Series B Insured: AGM
4.000%, due 8/1/32	250,000	258,523
Deer Creek Drainage Basin Authority, Revenue Bonds
Insured: AGM
5.000%, due 12/1/27	215,000	237,822
Forest Hills School District, General Obligation Bonds Insured: BAM
5.000%, due 8/15/23	265,000	274,410
Hazle Township Municipal Authority, Revenue Bonds Insured: BAM
4.000%, due 12/1/24	240,000	248,512
Indiana County Industrial Development Authority, Revenue Bonds Insured: BAM
5.000%, due 5/1/27	250,000	269,304
Lancaster County Hospital Authority, Revenue Bonds
5.000%, due 11/1/38	1,100,000	1,193,929
Lancaster Industrial Development Authority, Revenue Bonds
4.000%, due 7/1/31	100,000	99,314
North East School District, General Obligation Bonds Insured: AGM
2.000%, due 9/1/22	250,000	250,292
North Pocono School District, General Obligation Bonds Series A Insured: AGM
4.000%, due 9/15/32	250,000	260,755

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds
4.000%, due 1/1/29	$450,000	$460,777
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series A
5.000%, due 8/15/37	500,000	551,858
Series A Insured: AGC
1.248% (3-Month LIBOR + 0.60%),
due 7/1/27(a)	165,000	162,318
Pittsburgh Water & Sewer Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 9/1/32	550,000	619,362
Spring Cove School District, General Obligation Bonds Series A Insured: BAM
4.000%, due 11/15/22	500,000	506,103
Upper Darby School District, General Obligation Bonds Series A Insured: BAM
4.000%, due 4/1/38	250,000	256,520
Warrior Run School District/Montour Northumberland Union County PA, General Obligation Bonds Insured: AGM
4.000%, due 9/1/36	255,000	260,060
		7,819,086
Puerto Rico — 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds Series PP Insured: NATL
5.000%, due 7/1/24	25,000	25,518
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth, Revenue Bonds
5.000%, due 7/1/28	400,000	439,351
5.000%, due 7/1/29	425,000	470,194
		935,063
Rhode Island — 1.0%
Providence Public Building Authority, Revenue Bonds Series B Insured: AGM
5.000%, due 6/15/32	250,000	276,449
Rhode Island Health and Educational Building Corp., Revenue Bonds
5.000%, due 5/15/25	500,000	533,415
Rhode Island Housing And Mortgage Finance Corp., Revenue Bonds Series 77-A
5.000%, due 10/1/28	400,000	441,304
State of Rhode Island, General Obligation Bonds Series A
4.000%, due 4/1/34	1,000,000	1,068,579
		2,319,747
South Carolina — 0.0%(b)
South Carolina Public Service Authority, Revenue Bonds Series B
5.000%, due 12/1/36	100,000	107,108
South Dakota — 1.0%
County of Lawrence SD, Certificates of Participation Insured: AGM
4.000%, due 12/1/32	455,000	480,964
	Principal Amount	Value
Municipal Bonds (continued)
South Dakota (continued)
4.000%, due 12/1/33	$660,000	$695,359
4.000%, due 12/1/34	500,000	525,629
Tri-Valley School District No 49-6, General Obligation Bonds Insured: AGM
4.000%, due 7/15/32	200,000	215,789
4.000%, due 7/15/33	380,000	409,068
		2,326,809
Texas — 10.0%
Acton Municipal Utility District, Revenue Bonds Insured: BAM
4.000%, due 5/1/24	920,000	945,852
Arlington Higher Education Finance Corp., Revenue Bonds Insured: PSF-GTD
4.000%, due 8/15/24	165,000	170,354
4.000%, due 8/15/25	255,000	266,067
4.000%, due 8/1/29	475,000	503,691
Series A Insured: PSF-GTD
4.000%, due 8/15/35	1,000,000	1,040,820
Brazoria County Municipal Utility District No 28, General Obligation Bonds
Series A Insured: BAM
2.000%, due 9/1/23	200,000	198,948
2.000%, due 9/1/24	195,000	192,804
Central Texas Turnpike System, Revenue Bonds Series A Insured: AMBAC
1.780%, due 8/15/22(c)	2,455,000	2,442,183
Series A Insured: BHAC-CR AMBAC
2.830%, due 8/15/26(c)	750,000	664,752
City of Arlington TX, Tax Allocation
5.000%, due 8/15/30	250,000	274,109
City of Bryan TX Electric System Revenue, Revenue Bonds Series A
5.000%, due 7/1/23	200,000	206,501
City of Dallas TX Hotel Occupancy Tax Revenue, Revenue Bonds
4.000%, due 8/15/38	1,000,000	1,025,018
City of Houston TX Combined Utility System Revenue, Revenue Bonds Series A Insured: AGM
2.620%, due 12/1/25(c)	465,000	423,599
Series B
5.000%, due 11/15/29	395,000	432,093
City of Houston TX Hotel Occupancy Tax & Special Revenue, Revenue Bonds Series B Insured: AGM
1.760%, due 9/1/22(c)	140,000	139,176
City of Mission TX, General Obligation Bonds Insured: BAM
5.000%, due 2/15/23	305,000	311,910
City of Mission TX-REF, General Obligation Bonds Insured: BAM
5.000%, due 2/15/23	615,000	628,934
City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds
4.000%, due 2/1/34	250,000	258,425
Series A
5.000%, due 2/1/37	290,000	328,799
City of Temple TX, Tax Allocation
Series A Insured: BAM
5.000%, due 8/1/23	145,000	149,782
5.000%, due 8/1/24	135,000	142,001
5.000%, due 8/1/25	270,000	288,901

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
5.000%, due 8/1/27	$125,000	$137,194
5.000%, due 8/1/30	225,000	252,433
Clifton Higher Education Finance Corp., Revenue Bonds Insured: PSF-GTD
3.000%, due 8/15/34	250,000	236,381
3.000%, due 8/15/35	250,000	233,422
4.000%, due 8/15/23	170,000	173,811
4.000%, due 8/15/24	235,000	242,784
4.000%, due 8/15/25	310,000	322,858
5.000%, due 8/15/26	275,000	298,591
5.000%, due 8/15/27	570,000	627,649
Series A
5.000%, due 8/15/31	435,000	480,357
Conroe Local Government Corp, Revenue Bonds
5.000%, due 10/1/31	125,000	142,201
Dallas Independent School District, General Obligation Bonds Insured: PSF-GTD
5.000%, due 8/15/23	200,000	202,052
Fort Bend County Municipal Utility District No 2, General Obligation Bonds Series A Insured: AGM
4.000%, due 10/1/23	105,000	107,248
4.000%, due 10/1/24	110,000	113,819
Fort Bend County Municipal Utility District No 215, General Obligation Bonds Insured: BAM
4.000%, due 9/1/24	125,000	128,638
Fort Bend County Municipal Utility District No 23, General Obligation Bonds Insured: BAM
4.000%, due 9/1/23	395,000	403,932
4.000%, due 9/1/24	205,000	211,669
Greater Greenspoint Redevelopment Authority, Tax Allocation Insured: AGM
4.000%, due 9/1/32	350,000	360,418
4.000%, due 9/1/33	370,000	380,337
Greater Texoma Utility Authority, Revenue Bonds Insured: AGM
5.000%, due 10/1/23	225,000	233,237
5.000%, due 10/1/24	240,000	253,739
Harris County Cultural Education Facilities Finance Corp, Revenue Bonds Series A
1.210% (1-Month LIBOR + 0.65%), due
11/15/46(a)	1,000,000	999,297
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds Series A
3.000%, due 10/1/40	250,000	216,971
Houston Higher Education Finance Corp., Revenue Bonds
1.500%, due 10/1/23	230,000	221,388
Lamar Consolidated Independent School District, General Obligation Bonds Insured: PSF-GTD
4.000%, due 2/15/38	500,000	520,422
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.000%, due 12/15/22	250,000	253,774
5.000%, due 12/15/23	250,000	257,265
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Municipal Gas Acquisition and Supply Corp II, Revenue Bonds Series C
1.235% (3-Month LIBOR + 0.69%), due
9/15/27(a)	$2,500,000	$2,453,266
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds Series A
4.000%, due 6/30/32	500,000	511,774
Uptown Development Authority, Tax Allocation Series A
5.000%, due 9/1/35	500,000	522,862
Viridian Municipal Management District, General Obligation Bonds Insured: BAM
4.000%, due 12/1/24	360,000	374,047
		22,908,555
Utah — 2.4%
Intermountain Power Agency, Revenue Bonds Series A
5.000%, due 7/1/29	750,000	854,021
5.000%, due 7/1/30	500,000	575,833
Utah Associated Municipal Power Systems, Revenue Bonds Series A
5.000%, due 9/1/31	500,000	547,613
Utah Charter School Finance Authority, Revenue Bonds Insured: UT CSCE
4.000%, due 4/15/40	250,000	251,807
Utah Infrastructure Agency, Revenue Bonds
3.000%, due 10/15/24	520,000	510,595
4.000%, due 10/15/31	250,000	266,633
4.000%, due 10/15/32	540,000	571,812
Vineyard Redevelopment Agency, Tax Allocation Insured: AGM
4.000%, due 5/1/33	150,000	157,926
4.000%, due 5/1/35	215,000	225,152
5.000%, due 5/1/22	800,000	800,000
5.000%, due 5/1/24	350,000	367,157
5.000%, due 5/1/29	400,000	451,232
		5,579,781
Virginia — 0.2%
Norfolk Airport Authority, Revenue Bonds
5.000%, due 7/1/28	150,000	166,615
Virginia Small Business Financing Authority, Revenue Bonds
4.000%, due 12/1/36	210,000	195,237
		361,852
Washington — 3.1%
Auburn School District No 408 of King & Pierce Counties, General Obligation Bonds Insured: SCH BD GTY
4.000%, due 12/1/34	500,000	527,514
4.000%, due 12/1/36	500,000	526,460
City of Bellingham WA Water & Sewer Revenue, Revenue Bonds
5.000%, due 8/1/22	245,000	247,211
City of Seattle WA Drainage & Wastewater Revenue, Revenue Bonds
5.000%, due 5/1/22	100,000	100,000

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
	Principal Amount	Value
Municipal Bonds (continued)
Washington (continued)
County of King WA Sewer Revenue, Revenue Bonds
Series A
0.670% (Municipal Swap Index +
0.23%), due 1/1/40(a)	$3,000,000	$2,992,759
King County School District No 210 Federal Way, General Obligation Bonds Insured: SCH BD GTY
4.000%, due 12/1/35	1,000,000	1,057,140
Spokane Public Facilities District, Revenue Bonds
5.000%, due 12/1/35	535,000	560,536
State of Washington, General Obligation Bonds Series B
5.000%, due 6/1/22	125,000	125,365
Series D
5.000%, due 6/1/22	180,000	180,525
State of Washington, Revenue Bonds
Series F
5.000%, due 9/1/22	325,000	328,603
Washington State Convention Center Public Facilities District, Revenue Bonds Series B
4.000%, due 7/1/37	535,000	506,323
		7,152,436
West Virginia — 0.8%
City of Wheeling WV Waterworks & Sewerage System Revenue, Revenue Bonds Series A Insured: BAM
4.000%, due 6/1/24	115,000	118,630
4.000%, due 6/1/26	125,000	131,304
4.000%, due 6/1/27	280,000	296,442
4.000%, due 6/1/29	460,000	492,646
Morgantown Utility Board, Inc., Revenue Bonds Series A Insured: BAM
4.000%, due 12/1/34	200,000	209,946
West Virginia Hospital Finance Authority, Revenue Bonds
5.000%, due 9/1/39	500,000	549,776
		1,798,744
Wisconsin — 1.1%
Public Finance Authority, Revenue Bonds
4.000%, due 10/1/22	75,000	75,452
4.000%, due 10/1/23	40,000	40,753
4.000%, due 10/1/24	35,000	36,025
4.000%, due 10/1/30	265,000	271,272
4.000%, due 10/1/31	390,000	396,422
4.000%, due 10/1/32	390,000	394,879
4.000%, due 10/1/33	420,000	423,600
4.000%, due 10/1/34	390,000	391,509
Wisconsin Health & Educational Facilities Authority, Revenue Bonds Series A Insured: AGM
5.000%, due 2/15/33	425,000	478,900
		2,508,812
Wyoming — 0.1%
University of Wyoming, Revenue Bonds Series C Insured: AGM
4.000%, due 6/1/42	250,000	251,282
Total Municipal Bonds
(Cost $236,332,964)		220,974,104

	Shares	Value
Short-Term Investment — 9.4%
Money Market Fund — 9.4%
Dreyfus Tax Exempt Cash Management — Institutional Shares, 0.32%(e)
(Cost $21,668,866)	21,671,034	$21,668,866
Total Investments — 105.5%
(Cost $258,001,830)		242,642,970
Other Assets and Liabilities, Net — (5.5)%		(12,658,595)
Net Assets — 100.0%		$229,984,375

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2022.

(b)
Less than 0.05%.

(c)
The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(d)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(e)
Reflects the 7-day yield at April 30, 2022.

Abbreviations
AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
BHAC-CR	—	Berkshire Hathaway Assurance Corp. Custodial Receipts
LIBOR	—	London InterBank Offered Rate
MSD	-	Metropolitan Scholl District
NATL	—	National Public Finance Guarantee Corp.
PSF-GTD	—	Permanent School Fund Guaranteed.
Q-SBLF	—	Qualified School Bond Loan Fund
SCH BD GTY	—	School Bond Guaranty Program
SD CRED PROG	—	School District Credit Enhancement Program
ST HGR ED INTERCEPT PROG	—	State Higher Education Intercept Program
ST INTERCEPT	—	State Tax Intercept
UT CSCE	—	Utah Charter School Credit Enhancement

See notes to financial statements.

Schedule of Investments — IQ MacKay Municipal Intermediate ETF (continued)

April 30, 2022
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Municipal Bonds	$—	$220,974,104	$—	$220,974,104
Short-Term Investment:
Money Market Fund	21,668,866	—	—	21,668,866
Total Investments in Securities	$21,668,866	$220,974,104	$—	$242,642,970

(f)
For a complete listing of investments and their states, see the Schedule of Investments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF

April 30, 2022
	Principal Amount	Value
Long-Term Bonds — 98.8%
Collateralized Mortgage Obligations — 8.4%
Mortgage Securities — 8.4%
CHL Mortgage Pass-Through Trust 2005-9 Series 2005-9 1A1, 1.268%, (1-Month LIBOR + 0.60%) due 5/25/35(a)	$53,414	$43,716
Connecticut Avenue Securities Trust 2019-HRP1 Series 2019-HRP1 M2, 2.818%, (1-Month LIBOR + 2.15%) due 11/25/39(a)	438,463	431,854
Connecticut Avenue Securities Trust 2020-R02 Series 2020-R02 2M2, 2.668%, (1-Month LIBOR + 2.00%) due 1/25/40(a)	237,389	237,145
Connecticut Avenue Securities Trust 2021-R01 Series 2021-R01 1M2, 1.839%, (SOFR30A + 1.55%) due 10/25/41(a)	264,445	255,794
Connecticut Avenue Securities Trust 2022-R04 Series 2022-R04 1M2, 3.389%, (SOFR30A + 3.10%) due 3/25/42(a)	95,000	95,474
Fannie Mae Connecticut Avenue Securities Series 2015-C04 2M2, 6.218%, (1-Month LIBOR + 5.55%) due 4/25/28(a)	29,506	30,905
Series 2016-C01 1M2, 7.418%, (1-Month LIBOR + 6.75%) due 8/25/28(a)	69,243	74,051
Series 2016-C07 2M2, 5.018%, (1-Month LIBOR + 4.35%) due 5/25/29(a)	217,558	227,377
Series 2017-C01 1M2, 4.218%, (1-Month LIBOR + 3.55%) due 7/25/29(a)	134,610	139,420
Series 2017-C02 2M2C, 4.318%, (1-Month LIBOR + 3.65%) due 9/25/29(a)	245,000	250,872
Series 2017-C04 2M2, 3.518%, (1-Month LIBOR + 2.85%) due 11/25/29(a)	144,018	147,143
Series 2017-C05 1M2, 2.868%, (1-Month LIBOR + 2.20%) due 1/25/30(a)	58,978	59,421
Series 2018-C01 1M2, 2.918%, (1-Month LIBOR + 2.25%) due 7/25/30(a)	665,205	671,438
Series 2021-R02 2M2, 2.289%, (SOFR30A + 2.00%) due 11/25/41(a)	203,045	193,125
Fannie Mae Pool Series 2022-FS0898 3.000%, due 2/1/52	351,864	332,820
Series 2022-FS1429 3.500%, due 4/1/52	820,000	797,261
Series 2022-MA4540 2.000%, due 2/1/42	187,753	167,896
Series 2022-MA4644 4.000%, due 5/1/52	970,000	966,189
Freddie Mac Pool Series 2022-RB5148 2.000%, due 3/1/42	173,610	155,948
Series 2022-SD8215 4.000%, due 5/1/52	1,000,000	996,071
Freddie Mac STACR Remic Trust 2020-DNA2 Series 2020-DNA2 M2, 2.518%, (1-Month LIBOR + 1.85%) due 2/25/50(a)	68,844	68,761
	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Mortgage Securities (continued)
Freddie Mac STACR REMIC Trust 2021-DNA5 Series 2021-DNA5 M2, 1.939%, (SOFR30A + 1.65%) due 1/25/34(a)	$55,617	$55,175
Series 2021-DNA5 B1, 3.339%, (SOFR30A + 3.05%) due 1/25/34(a)	295,000	278,752
Freddie Mac STACR REMIC Trust 2021-DNA6 Series 2021-DNA6 B1, 3.689%, (SOFR30A + 3.40%) due 10/25/41(a)	215,000	201,674
Freddie Mac STACR REMIC Trust 2021-HQA2 Series 2021-HQA2 B1, 3.439%, (SOFR30A + 3.15%) due 12/25/33(a)	50,000	45,002
Freddie Mac STACR REMIC Trust 2021-HQA3 Series 2021-HQA3 B1, 3.639%, (SOFR30A + 3.35%) due 9/25/41(a)	460,000	415,908
Freddie Mac STACR REMIC Trust 2022-DNA1 Series 2022-DNA1 M1B, 2.139%, (SOFR30A + 1.85%) due 1/25/42(a)	55,000	52,530
Series 2022-DNA1 B1, 3.689%, (SOFR30A + 3.40%) due 1/25/42(a)	410,000	373,438
Freddie Mac STACR REMIC Trust 2022-DNA3 Series 2022-DNA3 M1B, 3.151%, (SOFR30A + 2.90%) due 4/25/42(a)	520,000	520,329
Freddie Mac STACR Trust 2018-DNA2 Series 2018-DNA2 M2, 2.818%, (1-Month LIBOR + 2.15%) due 12/25/30(a)	638,713	643,498
Series 2018-DNA2 B1, 4.368%, (1-Month LIBOR + 3.70%) due 12/25/30(a)	115,000	112,528
Freddie Mac STACR Trust 2019-DNA2 Series 2019-DNA2 B1, 5.018%, (1-Month LIBOR + 4.35%) due 3/25/49(a)	75,000	75,715
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2018-HQA1 M2, 2.968%, (1-Month LIBOR + 2.30%) due 9/25/30(a)	603,546	607,284
Series 2021-DNA2 M2, 2.589%, (SOFR30A + 2.30%) due 8/25/33(a)	190,000	187,408
Series 2021-DNA2 B1, 3.689%, (SOFR30A + 3.40%) due 8/25/33(a)	130,000	122,722
Series 2022-DNA2 M1B, 2.689%, (SOFR30A + 2.40%) due 2/25/42(a)	325,000	319,155
GS Mortgage-Backed Securities Trust 2021-PJ7 Series 2021-PJ7 A2, 2.500%, due 1/25/52(a)(b)	91,682	80,975

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Mortgage Securities (continued)
HarborView Mortgage Loan Trust 2005-2 Series 2005-2 2A1A, 0.994%, (1-Month LIBOR + 0.44%) due 5/19/35(a)	$74,384	$70,348
Mello Mortgage Capital Acceptance Series 2021-MTG2 A1, 2.500%, due 6/25/51(a)(b)	86,452	75,811
Mello Warehouse Securitization Trust 2020-2 Series 2020-2 A, 1.468%, (1-Month LIBOR + 0.80%) due 11/25/53(a)	114,000	113,479
Mello Warehouse Securitization Trust 2021-1 Series 2021-1 A, 1.157%, (1-Month LIBOR + 0.70%) due 2/25/55(a)	200,000	198,458
Series 2021-1 B, 1.357%, (1-Month LIBOR + 0.90%) due 2/25/55(a)	225,000	223,188
Newrez Warehouse Securitization Trust 2021-1 Series 2021-1 A, 1.418%, (1-Month LIBOR + 0.75%) due 5/25/55(a)	450,000	446,529
STACR Trust 2018-DNA3 Series 2018-DNA3 M2, 2.768%, (1-Month LIBOR + 2.10%) due 9/25/48(a)	507,103	510,065
STACR Trust 2018-HRP2 Series 2018-HRP2 M3, 3.068%, (1-Month LIBOR + 2.40%) due 2/25/47(a)	243,000	242,092
WaMu Mortgage Pass-Through Certificates Series 2004-AR13 Trust Series 2004-AR13 A2B, 1.548%, (1-Month LIBOR + 0.88%) due 11/25/34(a)	64,318	60,461
WaMu Mortgage Pass-Through Certificates Series 2006-AR9 Trust Series 2006-AR9 2A, 1.723%, (COF 11 + 1.50%) due 8/25/46(a)	68,692	65,440
		12,440,645
Total Collateralized Mortgage Obligations (Cost $12,606,672)		12,440,645
Commercial Asset-Backed Securities — 7.3%
Asset Backed Securities — 7.3%
American Credit Acceptance Receivables Trust 2021-2 Series 2021-2 D, 1.340%, due 7/13/27	465,000	442,033
American Credit Acceptance Receivables Trust 2021-3 Series 2021-3 D, 1.340%, due 11/15/27	75,000	70,505
American Credit Acceptance Receivables Trust 2022-1 Series 2022-1 D, 2.460%, due 3/13/28	75,000	70,049
AMSR 2020-SFR4 Trust Series 2020-SFR4 A, 1.355%, due 11/17/37	100,000	91,846
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Avis Budget Rental Car Funding AESOP LLC Series 2020-2A A, 2.020%, due 2/20/27	$500,000	$467,631
Series 2021-1A A, 1.380%, due 8/20/27	100,000	89,906
Series 2021-1A B, 1.630%, due 8/20/27	315,000	281,685
CarMax Auto Owner Trust 2021-4 Series 2021-4 A4, 0.820%, due 4/15/27	330,000	307,616
CF Hippolyta LLC Series 2020-1 A2, 1.990%, due 7/15/60	90,447	80,847
Series 2020-1 B1, 2.280%, due 7/15/60	658,160	612,808
Series 2020-1 B2, 2.600%, due 7/15/60	266,946	240,038
Series 2021-1A A1, 1.530%, due 3/15/61	260,416	237,165
Series 2021-1A B1, 1.980%, due 3/15/61	274,884	252,370
Drive Auto Receivables Trust 2021-1 Series 2021-1 D, 1.450%, due 1/16/29	475,000	449,933
Drive Auto Receivables Trust 2021-2 Series 2021-2 D, 1.390%, due 3/15/29	85,000	80,046
FirstKey Homes 2020-SFR1 Trust Series 2020-SFR1 A, 1.339%, due 8/17/37	99,680	91,901
FirstKey Homes 2021-SFR1 Trust Series 2021-SFR1 B, 1.788%, due 8/17/38	100,000	90,119
FirstKey Homes 2021-SFR2 Trust Series 2021-SFR2 B, 1.607%, due 9/17/38	100,000	88,087
Flagship Credit Auto Trust 2020-4 Series 2020-4 C, 1.280%, due 2/16/27	100,000	96,944
Flagship Credit Auto Trust 2021-2 Series 2021-2 C, 1.270%, due 6/15/27	95,000	88,784
Ford Credit Auto Owner Trust 2020-REV2 Series 2020-2 A, 1.060%, due 4/15/33	100,000	91,513
Ford Credit Floorplan Master Owner Trust A Series 2018-4 A, 4.060%, due 11/15/30	670,000	677,205
GLS Auto Receivables Issuer Trust 2021-3 Series 2021-3A D, 1.480%, due 7/15/27	175,000	159,845
GLS Auto Receivables Issuer Trust 2021-4 Series 2021-4A C, 1.940%, due 10/15/27	550,000	519,967
GLS Auto Receivables Trust Series 2021-2A D, 1.420%, due 4/15/27	430,000	396,650
Gm Financial Revolving Receivables Trust 2021-1 Series 2021-1 A, 1.170%, due 6/12/34	450,000	404,498
Hertz Vehicle Financing III LP Series 2021-2A A, 1.680%, due 12/27/27	500,000	446,838
Series 2021-2A B, 2.120%, due 12/27/27	100,000	90,318

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Hertz Vehicle Financing LLC Series 2021-1A C, 2.050%, due 12/26/25	$650,000	$611,190
Home Partners of America 2021-2 Trust Series 2021-2 B, 2.302%, due 12/17/26	98,881	90,235
Navient Private Education Refi Loan Trust 2021-A Series 2021-A B, 2.240%, due 5/15/69	100,000	84,888
Navient Private Education Refi Loan Trust 2021-E Series 2021-EA B, 2.030%, due 12/16/69	100,000	84,746
New Economy Assets Phase 1 Sponsor LLC Series 2021-1 A1, 1.910%, due 10/20/61	550,000	493,493
PFS Financing Corp. Series 2020-E A, 1.000%, due 10/15/25	100,000	96,536
Progress Residential 2020-SFR3 Trust Series 2020-SFR3 A, 1.294%, due 10/17/27	99,714	91,664
Progress Residential 2021-SFR2 Trust Series 2021-SFR2 B, 1.796%, due 4/19/38	125,000	113,425
Santander Drive Auto Receivables Trust 2020-4 Series 2020-4 D, 1.480%, due 1/15/27	85,000	82,873
Santander Drive Auto Receivables Trust 2021-3 Series 2021-3 D, 1.330%, due 9/15/27	555,000	526,061
Santander Drive Auto Receivables Trust 2022-2 Series 2022-2 B, 3.440%, due 9/15/27	190,000	186,745
Santander Revolving Auto Loan Trust 2019-A Series 2019-A A, 2.510%, due 1/26/32	550,000	531,456
Synchrony Card Funding LLC Series 2022-A1 A, 3.370%, due 4/17/28	330,000	329,130
Taco Bell Funding LLC Series 2021-1A A23, 2.542%, due 8/25/51	259,350	217,769
Tricon American Homes 2020-SFR1 Series 2020-SFR1 A, 1.499%, due 7/17/38	269,450	244,814
		10,802,172
Total Commercial Asset-Backed Securities (Cost $11,133,297)		10,802,172
Commercial Mortgage-Backed Securities — 5.9%
Mortgage Securities — 5.9%
Arbor Multifamily Mortgage Securities Trust 2021-MF2 Series 2021-MF2 A5, 2.513%, due 6/15/54	100,000	87,927
	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Arbor Multifamily Mortgage Securities Trust 2021-MF3 Series 2021-MF3 A5, 2.575%, due 10/15/54	$100,000	$88,060
Arbor Multifamily Mortgage Securities Trust 2022-MF4 Series 2022-MF4 A5, 3.403%, due 2/15/55(a)(b)	440,000	412,762
BAMLL Commercial Mortgage Securities Trust 2022-DKLX Series 2022-DKLX D, 3.509%, (SOFR30A + 3.00%) due 1/15/39(a)	100,000	97,428
Series 2022-DKLX E, 4.636%, (SOFR30A + 4.13%) due 1/15/39(a)	305,000	294,650
Bayview Commercial Asset Trust 2006-4 Series 2006-4A A1, 1.013%, (1-Month LIBOR + 0.35%) due 12/25/36(a)	68,629	65,338
BOCA Commercial Mortgage Trust 2022-BOCA Series 2022-BOCA A, 2.270%, (SOFR30A + 1.77%) due 5/15/39(a)	370,000	369,474
BX 2021-MFM1 Series 2021-MFM1 A, 1.254%, (1-Month LIBOR + 0.70%) due 1/15/34(a)	475,000	469,090
BX Commercial Mortgage Trust 2021-VOLT Series 2021-VOLT C, 1.654%, (1-Month LIBOR + 1.10%) due 9/15/36(a)	295,000	284,931
Series 2021-VOLT D, 2.204%, (1-Month LIBOR + 1.65%) due 9/15/36(a)	260,000	251,770
BX Commercial Mortgage Trust 2021-XL2 Series 2021-XL2 A, 1.243%, (1-Month LIBOR + 0.69%) due 10/15/38(a)	437,693	426,470
BX Trust 2018-BILT Series 2018-BILT A, 1.354%, (1-Month LIBOR + 0.80%) due 5/15/30(a)	200,000	195,989
BX Trust 2021-LBA Series 2021-LBA AJV, 1.355%, (1-Month LIBOR + 0.80%) due 2/15/36(a)	160,000	156,050
BX Trust 2021-RISE Series 2021-RISE C, 2.004%, (1-Month LIBOR + 1.45%) due 11/15/36(a)	102,000	99,003
BXHPP Trust 2021-FILM Series 2021-FILM B, 1.454%, (1-Month LIBOR + 0.90%) due 8/15/36(a)	465,000	445,846
Series 2021-FILM C, 1.654%, (1-Month LIBOR + 1.10%) due 8/15/36(a)	100,000	95,501
Citigroup Commercial Mortgage Trust 2015-GC35 Series 2015-GC35 AS, 4.072%, due 11/10/48(a)(b)	215,000	210,878
COMM 2012-CCRE4 Mortgage Trust Series 2012-CR4 AM, 3.251%, due 10/15/45	365,000	363,050
CSAIL 2015-C3 Commercial Mortgage Trust Series 2015-C3 A4, 3.718%, due 8/15/48	100,000	99,310

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
CSMC 2020-WEST Trust Series 2020- WEST A, 3.040%, due 2/15/35	$100,000	$90,153
DROP Mortgage Trust 2021-FILE Series 2021-FILE A, 1.700%, (1-Month LIBOR + 1.15%) due 4/15/26(a)	425,000	418,262
Extended Stay America Trust 2021-ESH Series 2021-ESH B, 1.935%, (1-Month LIBOR + 1.38%) due 7/15/38(a)	308,104	303,877
Series 2021-ESH D, 2.805%, (1-Month LIBOR + 2.25%) due 7/15/38(a)	298,165	292,782
Hudson Yards Mortgage Trust Series 2019-30HY A, 3.228%, due 7/10/39	100,000	94,248
J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-2NU Series 2021-2NU A, 1.974%, due 1/5/40	400,000	355,821
Manhattan West 2020-1mw Mortgage Trust Series 2020-1MW A, 2.130%, due 9/10/39	400,000	361,840
Series 2020-1MW D, 2.413%, due 9/10/39(a)(b)	260,000	227,888
One Bryant Park Trust 2019-OBP Series 2019-OBP A, 2.516%, due 9/15/54	840,000	751,732
SLG Office Trust 2021-OVA Series 2021-OVA A, 2.585%, due 7/15/41	769,000	684,530
UBS-Barclays Commercial Mortgage Trust 2013-C6 Series 2013-C6 B, 3.875%, due 4/10/46(a)(b)	50,000	49,152
Wells Fargo Commercial Mortgage Trust 2015-NXS4 Series 2015-NXS4 A4, 3.718%, due 12/15/48	100,000	99,422
Wells Fargo Commercial Mortgage Trust 2018-1745 Series 2018-1745 A, 3.874%, due 6/15/36(a)(b)	100,000	95,720
Wells Fargo Commercial Mortgage Trust 2018-AUS Series 2018-AUS A, 4.194%, due 8/17/36(a)(b)	100,000	98,685
WFRBS Commercial Mortgage Trust 2012-C7 Series 2012-C7 AS, 4.090%, due 6/15/45(a)(b)	225,000	224,588
Wfrbs Commercial Mortgage Trust 2014-C21 Series 2014-C21 AS, 3.891%, due 8/15/47	165,000	163,247
		8,825,474
Total Commercial Mortgage-Backed Securities (Cost $9,070,725)		8,825,474

	Principal Amount	Value
Corporate Bonds — 27.6%
Airlines — 2.2%
American Airlines 2013-2 Class A Pass Through Trust Series 2013-2, 4.950%, due 1/15/23	$67,875	$67,421
American Airlines 2019-1 Class B Pass-Through Trust Series B, 3.850%, due 2/15/28	397,136	359,382
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750%, due 4/20/29	355,000	342,069
Delta Air Lines Inc / SkyMiles IP Ltd.
4.500%, due 10/20/25	355,000	352,597
4.750%, due 10/20/28	610,000	602,886
JetBlue 2019-1 Class AA Pass Through Trust Series 2019, 2.750%, due 5/15/32	599,096	538,644
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 6/20/27	485,000	494,690
United Airlines 2020-1 Class A Pass-Through Trust Series 20-1, 5.875%, due 10/15/27	458,988	468,531
		3,226,220
Auto Manufacturers — 1.7%
Ford Motor Co.
4.750%, due 1/15/43	45,000	36,225
Ford Motor Credit Co. LLC
4.125%, due 8/17/27	515,000	477,431
General Motors Co.
5.200%, due 4/1/45	205,000	186,633
General Motors Financial Co., Inc.
2.350%, due 1/8/31	410,000	331,237
4.300%, due 4/6/29	475,000	453,038
Nissan Motor Acceptance Co. LLC
1.125%, due 9/16/24	55,000	51,113
1.850%, due 9/16/26	995,000	862,443
Toyota Motor Credit Corp.
3.050%, due 3/22/27	310,000	301,188
		2,699,308
Banks — 6.0%
Bank of America Corp.
2.496%, (3-Month LIBOR + 0.99%) due 2/13/31(a)	80,000	68,610
2.572%, (SOFR + 1.21%) due 10/20/32(a)	310,000	261,886
3.384%, (SOFR + 1.33%) due 4/2/26(a)	155,000	151,632
3.419%, (3-Month LIBOR + 1.04%) due 12/20/28(a)	555,000	525,135
3.974%, (3-Month LIBOR + 1.21%) due 2/7/30(a)	245,000	236,510
4.250%, due 10/22/26	280,000	279,383
4.571%, (SOFR + 1.83%) due 4/27/33(a)	380,000	378,310
Bank of New York Mellon Corp. (The) Series G, 4.700%, (US 5 Year CMT T-Note + 4.36%) due 9/20/70(a)	50,000	49,875
Citigroup, Inc. 2.324%, (SOFR + 1.28%) due 2/24/28(a)	225,000	223,317
3.700%, due 1/12/26	110,000	108,777

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
3.980%, (3-Month LIBOR + 1.34%) due 3/20/30(a)	$90,000	$86,085
4.125%, due 7/25/28	535,000	519,352
5.300%, due 5/6/44	60,000	60,875
Series W, 4.000%, (US 5 Year CMT T-Note + 3.60%) due 3/10/71(a)	70,000	63,525
Series Y, 4.150%, (US 5 Year CMT T-Note + 3.00%) due 2/15/71(a)	235,000	207,881
Citizens Financial Group, Inc. Series G, 4.000%, (US 5 Year CMT T-Note + 3.22%) due 10/6/70(a)	250,000	221,875
First Horizon Bank
5.750%, due 5/1/30	425,000	455,975
Freedom Mortgage Corp.
7.625%, due 5/1/26	40,000	36,400
Goldman Sachs Group, Inc. (The)
1.948%, (SOFR + 0.91%) due 10/21/27(a)	515,000	462,505
2.127%, (SOFR + 1.85%) due 3/15/28(a)	70,000	71,304
3.102%, (SOFR + 1.41%) due 2/24/33(a)	520,000	454,432
3.500%, due 11/16/26	155,000	151,148
Series V, 4.125%, (US 5 Year CMT T-Note + 2.95%) due 5/10/71(a)	185,000	165,912
JPMorgan Chase & Co.
1.407%, (SOFR + 1.18%) due 2/24/28(a)	220,000	217,426
2.182%, (SOFR + 1.89%) due 6/1/28(a)	405,000	364,429
4.323%, (SOFR + 1.56%) due 4/26/28(a)	640,000	637,140
Morgan Stanley
2.484%, (SOFR + 1.36%) due 9/16/36(a)	330,000	264,019
2.511%, (SOFR + 1.20%) due 10/20/32(a)	545,000	458,163
2.630%, (SOFR + 0.94%) due 2/18/26(a)	225,000	216,595
5.297%, (SOFR + 2.62%) due 4/20/37(a)	100,000	100,019
Series I, 0.864%, (SOFR + 0.75%) due 10/21/25(a)	195,000	180,806
Santander Holdings USA, Inc.
4.400%, due 7/13/27	365,000	360,020
SVB Financial Group
4.570%, (SOFR + 1.97%) due 4/29/33(a)	365,000	361,618
Series C, 4.000%, (US 5 Year CMT T-Note + 3.20%) due 8/15/70(a)	300,000	260,910
Texas Capital Bancshares, Inc.
4.000%, (US 5 Year CMT T-Note + 3.15%) due 5/6/31(a)	240,000	229,950
		8,891,799
Beverages — 0.1%
PepsiCo, Inc.
0.400%, due 10/7/23	200,000	194,719

	Principal Amount	Value
Corporate Bonds (continued)
Biotechnology — 0.1%
Gilead Sciences, Inc.
3.700%, due 4/1/24	$70,000	$70,373
Building Materials — 0.1%
Builders FirstSource, Inc. 5.000%, due 3/1/30	5,000	4,625
Carrier Global Corp.
2.242%, due 2/15/25	12,000	11,487
Owens Corning
4.400%, due 1/30/48	85,000	76,763
		92,875
Chemicals — 0.2%
LYB International Finance III LLC
3.800%, due 10/1/60	440,000	339,981
Commercial Services — 0.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625%, due 7/15/26	275,000	265,771
Hertz Corp. (The)
5.000%, due 12/1/29	280,000	245,000
S&P Global, Inc.
4.250%, due 5/1/29	180,000	180,806
Service Corp. International
3.375%, due 8/15/30	170,000	146,200
United Rentals North America, Inc.
3.875%, due 2/15/31	265,000	233,677
		1,071,454
Computers — 1.3%
Apple, Inc.
2.700%, due 8/5/51	560,000	429,284
Dell International LLC / EMC Corp.
3.375%, due 12/15/41	280,000	210,190
4.900%, due 10/1/26	480,000	489,939
5.300%, due 10/1/29	490,000	504,962
5.450%, due 6/15/23	28,000	28,611
NCR Corp.
6.125%, due 9/1/29	385,000	368,638
		2,031,624
Cosmetics/Personal Care — 0.2%
Edgewell Personal Care Co.
5.500%, due 6/1/28	80,000	77,400
Procter & Gamble Co. (The)
2.150%, due 8/11/22	190,000	190,376
		267,776
Diversified Financial Services — 1.5%
Aircastle Ltd.
5.250%, (US 5 Year CMT T-Note + 4.41%) due 9/15/70(a)	420,000	373,859
Ally Financial, Inc.
8.000%, due 11/1/31	255,000	303,352
Series C, 4.700%, (US 7 Year CMT T-Note + 3.48%) due 8/15/70(a)	465,000	400,277
American Express Co.
3.000%, due 10/30/24	75,000	74,317

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Aviation Capital Group LLC
1.950%, due 1/30/26	$460,000	$410,928
OneMain Finance Corp.
3.500%, due 1/15/27	400,000	351,408
4.000%, due 9/15/30	245,000	200,574
		2,114,715
Electric — 0.9%
AEP Texas, Inc.
3.450%, due 5/15/51	540,000	425,607
Connecticut Light and Power Co. (The)
4.000%, due 4/1/48	285,000	267,344
Edison International Series B, 5.000%, (US 5 Year CMT T-Note + 3.90%) due 3/15/71(a)	510,000	461,613
Pattern Energy Operations LP / Pattern Energy Operations, Inc.
4.500%, due 8/15/28	50,000	46,750
PPL Electric Utilities Corp.
3.950%, due 6/1/47	215,000	197,935
		1,399,249
Engineering & Construction — 0.0%(c)
TopBuild Corp.
3.625%, due 3/15/29	50,000	43,563
Environmental Control — 0.5%
Clean Harbors, Inc.
4.875%, due 7/15/27	160,000	156,800
Waste Connections, Inc.
2.200%, due 1/15/32	630,000	532,719
		689,519
Food — 0.8%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.500%, due 1/15/30	515,000	508,563
Kraft Heinz Foods Co.
3.875%, due 5/15/27	30,000	29,336
5.000%, due 7/15/35	324,000	322,231
Smithfield Foods, Inc.
3.000%, due 10/15/30	170,000	147,347
4.250%, due 2/1/27	265,000	258,654
		1,266,131
Healthcare-Products — 0.1%
Hologic, Inc.
3.250%, due 2/15/29	90,000	80,178
Teleflex, Inc.
4.625%, due 11/15/27	50,000	49,000
		129,178
Healthcare-Services — 0.0%(c)
NYU Langone Hospitals Series 2020, 3.380%, due 7/1/55	30,000	23,265
Home Builders — 0.3%
Lennar Corp.
4.750%, due 11/29/27	505,000	506,035

	Principal Amount	Value
Corporate Bonds (continued)
Housewares — 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	$75,000	$75,973
Insurance — 1.2%
Athene Global Funding
2.500%, due 3/24/28	570,000	505,243
Equitable Holdings, Inc.
4.350%, due 4/20/28	480,000	477,461
Hartford Financial Services Group, Inc. (The) Series ICON, 2.631%, (3-Month LIBOR + 2.13%) due 2/12/47(a)	50,000	43,928
Lincoln National Corp.
2.826%, (3-Month LIBOR + 2.36%) due 5/17/66(a)	50,000	42,125
Metropolitan Life Global Funding I
2.800%, due 3/21/25	185,000	181,075
Protective Life Corp.
8.450%, due 10/15/39	138,000	180,094
Prudential Financial, Inc.
5.125%, (US 5 Year CMT T-Note + 3.16%) due 3/1/52(a)	230,000	223,675
Reliance Standard Life Global Funding II
2.500%, due 10/30/24	70,000	68,138
Willis North America, Inc.
2.950%, due 9/15/29	80,000	71,422
		1,793,161
Internet — 0.5%
Expedia Group, Inc.
3.250%, due 2/15/30	540,000	481,697
Match Group Holdings II LLC
3.625%, due 10/1/31	290,000	241,251
VeriSign, Inc.
4.750%, due 7/15/27	50,000	50,230
		773,178
Lodging — 0.6%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	260,000	250,822
5.375%, due 5/1/25	230,000	234,671
Marriott International, Inc./Md Series R, 3.125%, due 6/15/26	345,000	334,217
		819,710
Media — 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.700%, due 4/1/51	695,000	490,188
DISH DBS Corp.
5.750%, due 12/1/28	320,000	286,234
Fox Corp.
5.576%, due 1/25/49	290,000	300,496
Sirius XM Radio, Inc.
4.125%, due 7/1/30	135,000	118,542
Time Warner Cable LLC
6.750%, due 6/15/39	400,000	426,690
		1,622,150

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Mining — 0.2%
Freeport-McMoRan, Inc.
5.450%, due 3/15/43	$225,000	$224,901
Office/Business Equipment — 0.0%(c)
CDW LLC / CDW Finance Corp.
3.250%, due 2/15/29	50,000	44,000
Packaging & Containers — 0.5%
Berry Global, Inc.
4.875%, due 7/15/26	575,000	571,464
Sealed Air Corp.
5.125%, due 12/1/24	205,000	208,588
		780,052
Pharmaceuticals — 0.2%
Becton Dickinson and Co.
4.669%, due 6/6/47	75,000	72,829
CVS Health Corp.
4.780%, due 3/25/38	65,000	64,281
CVS Pass-Through Trust
5.926%, due 1/10/34	137,578	147,448
Viatris, Inc.
3.850%, due 6/22/40	50,000	38,929
4.000%, due 6/22/50	50,000	36,974
		360,461
Real Estate — 0.1%
Realogy Group LLC / Realogy Co.-Issuer Corp.
5.250%, due 4/15/30	230,000	186,344
REITS — 1.9%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	110,000	101,820
American Assets Trust LP
3.375%, due 2/1/31	50,000	44,479
American Homes 4 Rent LP
2.375%, due 7/15/31	425,000	351,294
American Tower Corp.
3.375%, due 5/15/24	445,000	443,720
Digital Realty Trust LP
3.600%, due 7/1/29	245,000	230,908
Invitation Homes Operating Partnership LP
2.000%, due 8/15/31	415,000	332,259
Iron Mountain, Inc.
4.875%, due 9/15/29	325,000	297,715
Office Properties Income Trust
2.400%, due 2/1/27	530,000	458,173
4.500%, due 2/1/25	155,000	153,792
Starwood Property Trust, Inc.
3.750%, due 12/31/24	50,000	48,116
4.375%, due 1/15/27	540,000	503,761
		2,966,037
Retail — 1.2%
AutoNation, Inc.
4.750%, due 6/1/30	515,000	507,192
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Bath & Body Works, Inc.
9.375%, due 7/1/25	$121,000	$136,125
Group 1 Automotive, Inc.
4.000%, due 8/15/28	50,000	44,986
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, due 6/1/27	75,000	74,813
Lowe’s Cos., Inc.
1.700%, due 9/15/28	235,000	205,391
Nordstrom, Inc.
4.250%, due 8/1/31	340,000	288,179
QVC, Inc.
4.375%, due 9/1/28	390,000	331,387
Target Corp.
3.500%, due 7/1/24	70,000	70,750
Victoria’s Secret & Co.
4.625%, due 7/15/29	215,000	176,377
		1,835,200
Semiconductors — 0.4%
Broadcom, Inc.
5.000%, due 4/15/30	315,000	318,232
NVIDIA Corp.
2.850%, due 4/1/30	95,000	88,455
Texas Instruments, Inc.
1.375%, due 3/12/25	75,000	71,270
		477,957
Software — 0.9%
Adobe, Inc.
1.900%, due 2/1/25	75,000	72,431
Broadridge Financial Solutions, Inc.
2.900%, due 12/1/29	330,000	296,316
Fair Isaac Corp.
4.000%, due 6/15/28	50,000	45,681
Microsoft Corp.
3.625%, due 12/15/23	180,000	182,473
MSCI, Inc.
3.250%, due 8/15/33	500,000	422,500
Oracle Corp.
3.650%, due 3/25/41	335,000	259,448
		1,278,849
Sovereign — 0.1%
Federal Home Loan Mortgage Corporation
1.550%, due 11/20/31	180,000	155,584
Telecommunications — 1.5%
AT&T, Inc.
2.550%, due 12/1/33	100,000	82,980
3.500%, due 9/15/53	560,000	438,426
Cisco Systems, Inc.
3.625%, due 3/4/24	70,000	70,946
Level 3 Financing, Inc.
3.400%, due 3/1/27	80,000	72,000
3.750%, due 7/15/29	50,000	40,625

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Lumen Technologies, Inc.
4.000%, due 2/15/27	$50,000	$44,464
Sprint Spectrum Co., LLC / Sprint Spectrum Co., II LLC / Sprint Spectrum Co., III LLC
4.738%, due 3/20/25	461,250	464,750
T-Mobile USA, Inc.
2.625%, due 2/15/29	335,000	289,594
3.500%, due 4/15/31	235,000	208,288
Verizon Communications, Inc.
4.016%, due 12/3/29	435,000	425,570
		2,137,643
Transportation — 0.1%
FedEx Corp.
5.250%, due 5/15/50(d)	205,000	210,015
Water — 0.2%
American Water Capital Corp.
3.250%, due 6/1/51	285,000	231,297
Total Corporate Bonds (Cost $43,288,106)		41,030,296
Foreign Bonds — 12.3%
Auto Manufacturers — 0.3%
BMW US Capital LLC, (Germany)
3.450%, due 4/1/27	475,000	467,137
Banks — 9.2%
Banco Santander SA, (Spain)
4.175%, (1 Year US CMT T-Note + 2.00%) due 3/24/28(a)	415,000	402,608
Barclays PLC, (United Kingdom)
4.375%, (US 5 Year CMT T-Note + 3.41%) due 12/15/70(a)	545,000	454,394
5.200%, due 5/12/26	575,000	582,222
BNP Paribas SA, (France)
3.052%, (SOFR + 1.51%) due 1/13/31(a)	315,000	277,174
4.625%, (US 5 Year CMT T-Note + 3.20%) due 7/12/70(a)	465,000	420,611
4.625%, (US 5 Year CMT T-Note + 3.34%) due 8/25/70(a)	240,000	202,188
BPCE SA, (France)
2.045%, (SOFR + 1.09%) due 10/19/27(a)	700,000	626,108
Canadian Imperial Bank of Commerce, (Canada)
3.300%, due 4/7/25	465,000	458,200
Cooperatieve Rabobank Ua, (Netherlands)
3.649%, (1 Year US CMT T-Note + 1.22%) due 4/6/28(a)	685,000	660,478
Credit Agricole SA, (France)
4.750%, (US 5 Year CMT T-Note + 3.24%) due 3/23/71(a)	525,000	452,156
Credit Suisse Group AG, (Switzerland)
3.091%, (SOFR + 1.73%) due 5/14/32(a)	435,000	363,794
	Principal Amount	Value
Foreign Bonds (continued)
Banks (continued)
Deutsche Bank AG, (Germany)
3.729%, (SOFR + 2.76%) due 1/14/32(a)	$540,000	$445,871
Deutsche Bank AG/New York NY, (Germany)
2.552%, (SOFR + 1.32%) due 1/7/28(a)	510,000	452,879
HSBC Holdings PLC, (United Kingdom)
3.973%, (3-Month LIBOR + 1.61%) due 5/22/30(a)	230,000	216,880
Kreditanstalt fuer Wiederaufbau, (Germany)
2.500%, due 11/20/24	190,000	188,094
Lloyds Banking Group PLC, (United Kingdom)
4.450%, due 5/8/25	95,000	95,964
4.582%, due 12/10/25	505,000	506,822
Macquarie Group Ltd., (Australia)
2.871%, (SOFR + 1.53%) due 1/14/33(a)	440,000	365,710
4.098%, (SOFR + 2.13%) due 6/21/28(a)	420,000	406,831
Mitsubishi UFJ Financial Group, Inc., (Japan)
2.309%, (1 Year US CMT T-Note + 0.95%) due 7/20/32(a)	545,000	454,201
Mizuho Financial Group, Inc., (Japan)
3.261%, (1 Year US CMT T-Note + 1.25%) due 5/22/30(a)	555,000	512,217
NatWest Group PLC, (United Kingdom)
4.892%, (3-Month LIBOR + 1.75%) due 5/18/29(a)	590,000	587,228
5.125%, due 5/28/24	150,000	152,669
Royal Bank of Canada, (Canada)
3.375%, due 4/14/25	515,000	509,536
Series G, 1.006%, (SOFR + 0.71%) due 1/21/27(a)	375,000	368,925
Societe Generale SA, (France)
3.337%, (1 Year US CMT T-Note + 1.60%) due 1/21/33(a)	320,000	270,960
4.750%, (US 5 Year CMT T-Note + 3.93%) due 11/26/70(a)	435,000	385,686
5.375%, (US 5 Year CMT T-Note + 4.51%) due 5/18/70(a)	300,000	263,400
Standard Chartered PLC, (United Kingdom)
4.750%, (US 5 Year CMT T-Note + 3.81%) due 7/14/70(a)	70,000	60,025
Sumitomo Mitsui Financial Group, Inc., (Japan)
1.902%, due 9/17/28	655,000	560,416
Swedbank AB, (Sweden)
3.356%, due 4/4/25	465,000	461,431
UBS Group AG, (Switzerland)
1.364%, (1 Year US CMT T-Note + 1.08%) due 1/30/27(a)	570,000	511,420
4.375%, (US 5 Year CMT T-Note + 3.31%) due 8/10/70(a)	400,000	333,880

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
Foreign Bonds (continued)
Banks (continued)
Westpac Banking Corp., (Australia)
3.020%, (US 5 Year CMT T-Note + 1.53%) due 11/18/36(a)	$635,000	$526,206
		13,537,184
Building Materials — 0.0%(c)
Cemex SAB de CV, (Mexico)
7.375%, due 6/5/27	60,000	63,162
Diversified Financial Services — 1.3%
Aercap Ireland Capital Dac / Aercap Global Aviation Trust, (Ireland)
3.000%, due 10/29/28	200,000	173,828
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland)
3.300%, due 1/23/23	85,000	84,966
Avolon Holdings Funding Ltd., (Ireland)
2.875%, due 2/15/25	525,000	493,037
Banco Btg Pactual SA/Cayman Islands, (Brazil)
2.750%, due 1/11/26	660,000	601,425
Nomura Holdings, Inc., (Japan)
2.172%, due 7/14/28	650,000	565,786
		1,919,042
Food — 0.2%
Marb Bondco PLC, (Brazil)
3.950%, due 1/29/31	400,000	332,272
Media — 0.2%
Grupo Televisa S.A.B.,, (Mexico)
5.250%, due 5/24/49	245,000	247,720
Multi-National — 0.2%
Inter-American Development Bank, (Supranational)
0.875%, due 4/3/25	200,000	188,486
International Bank for Reconstruction & Development, (Supranational)
0.625%, due 4/22/25	200,000	186,864
		375,350
Pharmaceuticals — 0.5%
AstraZeneca PLC, (United Kingdom)
0.700%, due 4/8/26	80,000	71,542
Teva Pharmaceutical Finance Netherlands III BV, (Israel)
3.150%, due 10/1/26	250,000	214,380
4.750%, due 5/9/27	475,000	434,625
		720,547
Savings & Loans — 0.2%
Nationwide Building Society, (United Kingdom)
2.972%, (SOFR + 1.29%) due 2/16/28(a)	370,000	343,786

	Principal Amount	Value
Foreign Bonds (continued)
Semiconductors — 0.0%(c)
NXP BV / NXP Funding LLC / NXP USA, Inc., (China)
3.400%, due 5/1/30	$35,000	$31,888
Telecommunications — 0.2%
Altice France SA/France, (France)
5.125%, due 7/15/29	340,000	287,830
Total Foreign Bonds (Cost $19,229,474)		18,325,918
Foreign Government Obligations — 0.5%
Chile Government International Bond, (Chile)
2.550%, due 7/27/33	495,000	412,612
Mexico Government International Bond, (Mexico)
2.659%, due 5/24/31	465,000	389,633
Total Foreign Government Obligations (Cost $842,194)		802,245
U.S. Treasury Bonds — 7.9%
U.S. Treasury Bond, 2.250%, due 2/15/52	5,880,000	5,048,531
U.S. Treasury Bond, 2.375%, due 2/15/42(d)	7,580,000	6,697,641
		11,746,172
Total U.S. Treasury Bonds (Cost $12,352,704)		11,746,172
U.S. Treasury Inflation Indexed Note — 0.5%
U.S. Treasury Inflation Indexed Note, 0.125%, due 7/15/30 (Cost $773,471)	670,000	754,340
U.S. Treasury Notes — 25.6%
U.S. Treasury Note, 2.625%, due 4/15/25	12,485,000	12,395,264
U.S. Treasury Note, 2.750%, due 4/30/27	6,545,000	6,488,754
U.S. Treasury Note, 2.875%, due 4/30/29	19,205,000	19,114,977
		37,998,995
Total U.S. Treasury Notes (Cost $38,078,286)		37,998,995
United States Government Agency Mortgage-Backed Securities — 2.8%
Mortgage Securities — 2.8%
Fannie Mae Pool Series 2021-BT0472, 2.000%, due 7/1/51	94,795	83,788
Series 2021-FM7685, 3.000%, due 6/1/51	124,010	117,361
Series 2021-FM8360, 2.500%, due 8/1/51	76,957	70,490
Series 2021-MA4383, 2.000%, due 7/1/36	342,514	321,410

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Federal Home Loan Mortgage Corporation Series 2021-377, 2.000%, due 1/25/51	$210,016	$26,927
Series 2021-5149, 2.500%, due 10/25/51	933,882	129,479
Freddie Mac Pool Series 2019-SD8030, 3.000%, due 12/1/49	249,412	236,491
Series 2021-RA6132, 2.500%, due 10/1/51	611,924	559,081
Series 2021-SD0625, 2.500%, due 5/1/51	347,580	317,691
Freddie Mac REMICS Series 2020-5038, 1.500%, due 11/25/50	384,250	317,241
FREMF 2016-K58 Mortgage Trust Series 2016-K58, 3.866%, due 9/25/49(a)(b)	450,000	438,842
FREMF 2017-K71 Mortgage Trust Series 2017-K71, 3.881%, due 11/25/50(a)(b)	245,000	237,610
FREMF 2018-K77 Mortgage Trust Series 2018-K77, 4.303%, due 5/25/51(a)(b)	245,000	236,076
FREMF 2018-K86 Mortgage Trust Series 2018-K86, 4.437%, due 11/25/51(a)(b)	75,000	73,329
FREMF 2019-K102 Mortgage Trust Series 2019-K102, 3.652%, due 12/25/51(a)(b)	85,000	78,725
FREMF 2019-K103 Mortgage Trust Series 2019-K103, 3.573%, due 12/25/51(a)(b)	255,000	234,842
FREMF 2019-K87 Mortgage Trust Series 2019-K87, 4.471%, due 1/25/51(a)(b)	35,000	34,191
Fremf 2019-K94 Mortgage Trust Series 2019-K94, 4.101%, due 7/25/52(a)(b)	95,000	92,160
FREMF 2019-K94 Mortgage Trust Series 2019-K94, 4.101%, due 7/25/52(a)(b)	220,000	209,239
FREMF 2019-K95 Mortgage Trust Series 2019-K95, 4.054%, due 8/25/52(a)(b)	50,000	47,589
FREMF 2019-K98 Mortgage Trust Series 2019-K98, 3.862%, due 10/25/52(a)(b)	85,000	79,858
FREMF 2020-K104 Mortgage Trust Series 2020-K104, 3.660%, due 2/25/52(a)(b)	50,000	45,986
Government National Mortgage Association Series 2020-MA6398, 2.500%, due 1/20/50	53,351	49,190
	Principal Amount	Value
United States Government Agency Mortgage-Backed Securities (continued)
Mortgage Securities (continued)
Series 2021-42, 2.500%, due 3/20/51	$730,314	$78,214
		4,115,810
Total United States Government Agency Mortgage-Backed Securities (Cost $4,391,288)		4,115,810

	Shares	Value
Short-Term Investment — 1.9%
Money Market Fund — 1.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%(e)(f)	2,413,563	2,413,563
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.35%(e)	397,597	397,597
Total Short-Term Investment (Cost $2,811,160)		2,811,160
Total Investments — 100.7% (Cost $154,577,377)		149,653,227
Other Assets and Liabilities, Net — (0.7)%		(1,028,697)
Net Assets — 100.0%		$148,624,530

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2022.

(b)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
Less than 0.05%.

(d)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $4,574,135; total market value of collateral held by the Fund was $4,730,360. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $2,316,797.

(e)
Reflects the 7-day yield at April 30, 2022.

(f)
Represents security purchased with cash collateral received for securities on loan.

Abbreviations
CMT	—	1 year Constant Maturity Treasury Index
FREMF	—	Freddie MAC Multifamily Securities
LIBOR	—	London InterBank Offered Rate
SOFR	—	Secured Financing Overnight Rate

See notes to financial statements.

Schedule of Investments — IQ MacKay ESG Core Plus Bond ETF (continued)

April 30, 2022
Open futures contracts outstanding at April 30, 2022:
Type	Broker	Expiration Date	Number of Contracts Purchased (Sold)	Notional Value at Trade Date	Notional Value at April 30, 2022	Unrealized Appreciation (Depreciation)
U.S. 10 Year Note (CBT)	Citigroup Global Markets Inc.	June 2022	18	$2,192,987	$2,144,813	$(48,174)
U.S. 2 Year Note (CBT)	Citigroup Global Markets Inc.	June 2022	11	2,326,992	2,318,937	(8,055)
U.S. 5 Year Note (CBT)	Citigroup Global Markets Inc.	June 2022	27	3,114,465	3,042,141	(72,324)
U.S. Long Bond (CBT)	Citigroup Global Markets Inc.	June 2022	54	7,734,571	7,597,125	(137,446)
						$(265,999)

CBT — Chicago Board of Trade
Cash posted as collateral to broker for futures contracts was $233,100 at April 30, 2022.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Collateralized Mortgage Obligations	$—	$12,440,645	$—	$12,440,645
Commercial Asset-Backed Securities	—	10,802,172	—	10,802,172
Commercial Mortgage-Backed Securities	—	8,825,474	—	8,825,474
Corporate Bonds	—	41,030,296	—	41,030,296
Foreign Bonds	—	18,325,918	—	18,325,918
Foreign Government Obligations	—	802,245	—	802,245
U.S. Treasury Bonds	—	11,746,172	—	11,746,172
U.S. Treasury Inflation Indexed Note	—	754,340	—	754,340
U.S. Treasury Notes	—	37,998,995	—	37,998,995
United States Government Agency Mortgage-Backed Securities	—	4,115,810	—	4,115,810
Short-Term Investment:
Money Market Fund	2,811,160	—	—	2,811,160
Total Investments in Securities	$2,811,160	$146,842,067	$—	$149,653,227
Liability Valuation Inputs
Other Financial Instruments:(g)
Futures Contracts	$(265,999)	$—	$—	$(265,999)

(f)
For a complete listing of investments and their states, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the period ended April 30, 2022 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF

April 30, 2022
	Principal Amount	Value
Long-Term Bonds 91.0%
Commercial Asset-Backed Securities — 18.4%
Asset Backed Securities — 18.4%
522 Funding CLO 2019-4 Ltd., (Cayman Islands)
Series 2019-4A BR, 2.663%, (3-Month LIBOR + 1.60%) due 4/20/30(a)	$1,000,000	$989,293
Battalion Clo 17 Ltd.
Series 2021-17A A1, 2.323%, (3-Month LIBOR + 1.26%) due 3/9/34(a)	1,000,000	994,676
Canyon CLO 2020-1 Ltd., (Cayman Islands)
Series 2020-1A BR, 2.744%, (3-Month LIBOR + 1.70%) due 7/15/34(a)	410,000	403,908
CARLYLE US CLO 2021-1 Ltd., (Cayman Islands)
Series 2021-1A A1, 2.184%, (3-Month LIBOR + 1.14%) due 4/15/34(a)	1,000,000	986,501
Cook Park CLO Ltd.
Series 2018-1A B, 2.444%, (3-Month LIBOR + 1.40%) due 4/17/30(a)	1,000,000	986,276
Dewolf Park CLO Ltd.
Series 2017-1A BR, 2.494%, (3-Month LIBOR + 1.45%) due 10/15/30(a)	1,000,000	992,199
Galaxy XIX CLO Ltd., (Cayman Islands)
Series 2015-19A A2RR, 2.584%, (3-Month LIBOR + 1.40%) due 7/24/30(a)	1,000,000	983,619
Neuberger Berman Loan Advisers CLO 32 Ltd., (Cayman Islands)
Series 2019-32A BR, 2.444%, (3-Month LIBOR + 1.40%) due 1/20/32(a)	1,000,000	984,691
Neuberger Berman Loan Advisers CLO 37 Ltd., (Cayman Islands)
Series 2020-37A BR, 2.513%, (3-Month LIBOR + 1.45%) due 7/20/31(a)	1,000,000	989,047
Oak Hill Credit Partners, (Cayman Islands)
Series 2021-8A A, 2.234%, (3-Month LIBOR + 1.19%) due 1/18/34(a)	750,000	744,365
Oaktree CLO 2020-1 Ltd., (Cayman Islands)
Series 2020-1A BR, 2.694%, (3-Month LIBOR + 1.65%) due 7/15/34(a)	1,000,000	978,062
Octagon Investment Partners 31 LLC, (Cayman Islands)
Series 2017-1A B1R, 2.563%, (3-Month LIBOR + 1.50%) due 7/20/30(a)	1,000,000	990,471
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Octagon Investment Partners 51 Ltd., (Cayman Islands)
Series 2021-1A A, 2.213%, (3-Month LIBOR + 1.15%) due 7/20/34(a)	$1,000,000	$988,742
Palmer Square CLO 2014-1 Ltd., (Cayman Islands)
Series 2014-1A A2R2, 2.494%, (3-Month LIBOR + 1.45%) due 1/17/31(a)	1,150,000	1,138,131
Palmer Square CLO 2021-2 Ltd., (Cayman Islands)
Series 2021-2A A, 2.194%, (3-Month LIBOR + 1.15%) due 7/15/34(a)	1,000,000	988,861
Park Avenue Institutional Advisers CLO Ltd. 2018-1, (Cayman Islands)
Series 2018-1A A2R, 2.663%, (3-Month LIBOR + 1.60%) due 10/20/31(a)	700,000	687,197
Park Avenue Institutional Advisers CLO Ltd. 2021-1, (Cayman Islands)
Series 2021-1A A1A, 2.453%, (3-Month LIBOR + 1.39%) due 1/20/34(a)	1,000,000	996,224
Rad CLO 10 Ltd., (Cayman Islands)
Series 2021-10A A, 2.354%, (3-Month LIBOR + 1.17%) due 4/23/34(a)	1,000,000	991,165
Romark CLO IV Ltd., (Cayman Islands)
Series 2021-4A A1, 2.159%, (3-Month LIBOR + 1.17%) due 7/10/34(a)	1,000,000	981,048
Shackleton 2019-XIV Clo Ltd., (Cayman Islands)
Series 2019-14A A1R, 2.263%, (3-Month LIBOR + 1.20%) due 7/20/34(a)	1,000,000	986,276
Sixth Street CLO XVII Ltd., (Cayman Islands)
Series 2021-17A A, 2.303%, (3-Month LIBOR + 1.24%) due 1/20/34(a)	1,000,000	994,191
TICP CLO XV Ltd., (Cayman Islands)
Series 2020-15A A, 2.343%, (3-Month LIBOR + 1.28%) due 4/20/33(a)	1,000,000	994,796
TRESTLES CLO II Ltd., (Cayman Islands)
Series 2018-2A A2, 2.854%, (3-Month LIBOR + 1.67%) due 7/25/31(a)	275,000	271,666
Trestles Clo IV Ltd., (Cayman Islands)
Series 2021-4A A, 2.268%, (3-Month LIBOR + 1.17%) due 7/21/34(a)	1,000,000	987,915

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF (continued)

April 30, 2022
	Principal Amount	Value
Commercial Asset-Backed Securities (continued)
Asset Backed Securities (continued)
Wellfleet CLO 2021-2 Ltd., (Cayman Islands)
Series 2021-2A A1, 2.244%, (3-Month LIBOR + 1.20%) due 7/15/34(a)	$933,333	$922,048
		22,951,368
Total Commercial Asset-Backed Securities (Cost $23,195,345)		22,951,368
Commercial Mortgage-Backed Securities — 5.2%
Mortgage Securities — 5.2%
BFLD Trust
Series 2021-FPM A, 2.155%, (1-Month LIBOR + 1.60%) due 6/15/38(a)	1,000,000	986,200
BPR Trust 2022-OANA
Series 2022-OANA A, 2.248%, (SOFR30A + 1.90%) due 4/15/37(a)	500,000	499,050
COMM 2013-SFS Mortgage Trust
Series 2013-SFS A2, 3.086%, due 4/12/35(a)(b)	1,850,000	1,835,641
GS Mortgage Securities Corp. II
Series 2012-BWTR A, 2.954%, due 11/5/34	1,250,000	1,244,988
Houston Galleria Mall Trust 2015-HGLR
Series 2015-HGLR A1A1, 3.087%, due 3/5/37	1,000,000	969,301
Queens Center Mortgage Trust 2013-QC
Series 2013-QCA A, 3.275%, due 1/11/37	1,000,000	973,667
		6,508,847
Total Commercial Mortgage-Backed Securities
(Cost $6,720,632)		6,508,847
Corporate Bonds — 34.3%
Basic Materials — 0.3%
International Flavors & Fragrances, Inc.
1.230%, due 10/1/25	425,000	387,244
Communications — 3.6%
T-Mobile USA, Inc.
1.500%, due 2/15/26	1,950,000	1,778,864
Verizon Communications, Inc.
1.083%, (SOFR + 0.79%) due 3/20/26(a)	2,725,000	2,715,890
		4,494,754
Consumer, Cyclical — 4.1%
Aptiv PLC / Aptiv Corp.
2.396%, due 2/18/25	1,000,000	961,583
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	200,000	200,176
3.664%, due 9/8/24	$325,000	$314,437
General Motors Financial Co., Inc.
	Principal Amount	Value
Corporate Bonds (continued)
Consumer, Cyclical (continued)
1.050%, due 3/8/24	1,500,000	1,431,841
Hyundai Capital America
1.300%, due 1/8/26	2,425,000	2,178,506
		5,086,543
Consumer, Non-cyclical — 4.7%
Avery Dennison Corp.
0.850%, due 8/15/24	2,250,000	2,119,888
Baxter International, Inc.
1.322%, due 11/29/24	1,275,000	1,202,787
Global Payments, Inc.
1.500%, due 11/15/24	900,000	850,125
Laboratory Corp. of America Holdings
3.250%, due 9/1/24	900,000	894,249
Mondelez International, Inc.
2.125%, due 3/17/24	750,000	736,419
		5,803,468
Energy — 0.2%
Valero Energy Corp.
2.850%, due 4/15/25	325,000	316,135
Financial — 8.6%
Air Lease Corp.
0.800%, due 8/18/24	1,500,000	1,394,392
Aircastle Ltd.
2.850%, due 1/26/28	1,100,000	960,121
American Express Co.
3.375%, due 5/3/24	1,500,000	1,498,803
Ares Finance Co. LLC
4.000%, due 10/8/24	1,640,000	1,635,457
Bank of America Corp.
4.200%, due 8/26/24	1,400,000	1,412,857
Citigroup, Inc.
1.953%, (3-Month LIBOR + 1.43%) due 9/1/23(a)	1,775,000	1,778,197
Corebridge Financial, Inc.
3.500%, due 4/4/25	1,200,000	1,187,832
Goldman Sachs Group, Inc. (The)
2.184%, (3-Month LIBOR + 1.00%) due 7/24/23(a)	1,000,000	999,838
		10,867,497
Industrial — 2.4%
Boeing Co. (The)
1.167%, due 2/4/23	750,000	740,994
1.950%, due 2/1/24	1,375,000	1,335,440
Flex Ltd.
3.750%, due 2/1/26	875,000	853,890
		2,930,324
Technology — 1.7%
Skyworks Solutions, Inc.
0.900%, due 6/1/23	2,225,000	2,169,283

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF (continued)

April 30, 2022
	Principal Amount	Value
Corporate Bonds (continued)
Utilities — 8.7%
American Electric Power Co., Inc.
2.031%, due 3/15/24	$225,000	$219,055
CenterPoint Energy, Inc.
0.846%, (SOFR + 0.65%) due 5/13/24(a)	1,725,000	1,711,358
Entergy Louisiana LLC
0.620%, due 11/17/23	850,000	818,964
Eversource Energy
Series T, 0.448%, (SOFR + 0.25%) due 8/15/23(a)	2,250,000	2,244,162
OGE Energy Corp.
0.703%, due 5/26/23	2,000,000	1,945,951
Pacific Gas and Electric Co.
1.750%, due 6/16/22	1,700,000	1,698,847
Sempra Energy
3.300%, due 4/1/25	400,000	394,428
Southern California Edison Co.
1.100%, due 4/1/24	1,875,000	1,799,038
		10,831,803
Total Corporate Bonds
(Cost $44,552,759)		42,887,051
Foreign Bonds — 14.4%
Communications — 0.4%
Thomson Reuters Corp., (Canada)
3.850%, due 9/29/24	475,000	475,937
Consumer, Cyclical — 2.1%
Daimler Trucks Finance North America LLC, (Germany)
1.625%, due 12/13/24	1,275,000	1,210,755
Volkswagen Group of America Finance LLC, (Germany)
1.250%, due 11/24/25	1,500,000	1,366,304
		2,577,059
Consumer, Non-cyclical — 1.6%
Bayer US Finance II LLC, (Germany)
3.875%, due 12/15/23	2,025,000	2,041,047
Financial — 9.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland)
1.650%, due 10/29/24	1,500,000	1,398,318
Antares Holdings LP, (Canada)
3.950%, due 7/15/26	975,000	894,695
BNP Paribas SA, (France)
4.250%, due 10/15/24	1,500,000	1,514,822
BOC Aviation USA Corp., (Singapore)
1.625%, due 4/29/24	1,125,000	1,078,076
Credit Agricole SA/London, (France)
1.907%, (SOFR + 1.68%) due 6/16/26(a)	1,300,000	1,204,178
HSBC Holdings PLC, (United Kingdom)
4.250%, due 8/18/25	1,500,000	1,501,339
ING Bank NV, (Netherlands)
5.800%, due 9/25/23	1,000,000	1,026,631
	Principal Amount	Value
Foreign Bonds (continued)
Financial (continued)
Lloyds Banking Group PLC, (United Kingdom)
0.695%, (CMT + 0.55%) due 5/11/24(a)	$1,500,000	$1,455,715
NatWest Markets PLC, (United Kingdom)
0.800%, due 8/12/24	1,000,000	935,920
Standard Chartered PLC, (United Kingdom)
0.991%, (CMT + 0.78%) due 1/12/25(a)	550,000	522,137
		11,531,831
Government — 1.1%
International Bank for Reconstruction & Development, (Supranational)
Series GDIF, 0.850%, due 2/10/27	1,500,000	1,338,355
Total Foreign Bonds
(Cost $18,945,911)		17,964,229
U.S. Treasury Note — 15.6%
U.S. Treasury Note, 2.500%, due 4/30/24
(Cost $19,465,510)	19,525,000	19,442,629
United States Government Agency Mortgage-Backed Securities — 3.1%
Mortgage Securities — 3.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2020-K108, 1.810%, due 3/25/30(a)(b)	7,357,068	798,816
Series 2020-K119, 1.026%, due 9/25/30(a)(b)	14,949,976	936,015
Series 2020-K122, 0.973%, due 11/25/30(a)(b)	17,654,940	1,057,660
Series 2021-K124, 0.812%, due 12/25/30(a)(b)	9,485,709	479,158
Series 2021-K130, 1.144%, due 6/25/31(a)(b)	7,331,606	557,855
		3,829,504
Total United States Government Agency Mortgage-Backed Securities
(Cost $4,147,803)		3,829,504

Short-Term Investment — 24.0%
Commercial Papers — 2.3%
Utilities — 2.3%
Barclays Capital
0.000%, due 4/3/23	1,000,000	975,780
Westpac BKG Co.
0.000%, due 3/20/23	2,000,000	1,954,980
		2,930,760
Total Commercial Papers
(Cost $2,941,568)		2,930,760

See notes to financial statements.

Schedule of Investments — IQ Ultra Short Duration ETF (continued)

April 30, 2022
	Shares	Value
Money Market Fund — 21.7%
BlackRock Liquidity T-Fund, 0.29%(c)
(Cost $27,077,252)	27,077,252	$27,077,252
Total Investments — 115.0%
(Cost $147,046,780)		143,591,640
Other Assets and Liabilities, Net — (15.0)%		(18,774,882)
Net Assets — 100.0%		$124,816,758

(a)
Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2022.

(b)
Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(c)
Reflects the 7-day yield at April 30, 2022.

Abbreviations
CMT	—	1 year Constant Maturity Treasury Index
LIBOR	—	London InterBank Offered Rate
SOFR	—	Secured Financing Overnight Rate

Open futures contracts outstanding at April 30, 2022:
Type	Broker	Expiration Date	Number of Contracts Purchased (Sold)	Notional Value at Trade Date	Notional Value at April 30, 2022	Unrealized Appreciation (Depreciation)
U.S. 10 Year Note (CBT)	RBC Capital Markets	June 2022	(19)	$(2,300,654)	$(2,263,969)	$36,685
U.S. 10 Year Ultra Note	RBC Capital Markets	June 2022	26	3,391,953	3,354,000	(37,953)
U.S. 2 Year Note (CBT)	RBC Capital Markets	June 2022	(238)	(50,378,420)	(50,173,375)	205,045
U.S. 5 Year Note (CBT)	RBC Capital Markets	June 2022	(164)	(19,236,008)	(18,478,188)	757,820
						$961,597

CBT — Chicago Board of Trade
Cash posted as collateral to broker for futures contracts was $399,360 at April 30, 2022.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2022. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Commercial Asset-Backed Securities	$—	$22,951,368	$—	$22,951,368
Commercial Mortgage-Backed Securities	—	6,508,847	—	6,508,847
Corporate Bonds	—	42,887,051	—	42,887,051
Foreign Bonds	—	17,964,229	—	17,964,229
U.S. Treasury Note	—	19,442,629	—	19,442,629
United States Government Agency Mortgage-Backed Securities	—	3,829,504	—	3,829,504
Short-Term Investment:
Commercial Papers	—	2,930,760	—	2,930,760
Money Market Fund	27,077,252	—	—	27,077,252
Total Investments in Securities	27,077,252	116,514,388	—	143,591,640
Other Financial Instruments:(e)
Futures Contracts	999,550	—	—	999,550
Total Investments in Securities and Other Financial Instruments	$28,076,802	$116,514,388	$—	$144,591,190
Liability Valuation Inputs
Other Financial Instruments:(e)
Futures Contracts	$(37,953)	$—	$—	$(37,953)

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

(e)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2022, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2022
	IQ MacKay California Municipal Intermediate ETF	IQ MacKay Municipal Insured ETF	IQ MacKay Municipal Intermediate ETF	IQ MacKay ESG Core Plus Bond ETF
Assets
Investments in securities, at value	$45,415,655	$359,959,762	$242,642,970	$149,653,227
Cash	—	332	11	43,238
Deposits at broker for futures contracts	—	—	—	233,100
Receivable for investments sold	1,825,981	23,988,448	1,219,580	26,809,126
Interest receivable	399,083	3,854,507	2,279,724	714,326
Receivable for capital shares transactions	—	4,441	2,202	—
Prepaid expenses	—	—	10	11
Due from broker	—	—	—	32
Securities lending income receivable	—	—	—	177
Dividend receivable	—	—	—	937
Due from advisor	14,646	90,393	56,342	7,628
Total assets	47,655,365	387,897,883	246,200,839	177,461,802
Liabilities
Payable for investments purchased	4,009,138	7,771,044	8,682,110	26,317,584
Due to Broker	27,859	—	—	—
Advisory fees payable	16,553	128,380	77,613	27,885
Trustee fees payable	223	1,427	661	1
Variation margin payable	—	—	—	34,829
Payable for capital shares repurchased	—	14,803,709	7,340,326	—
Collateral for investments on loan	—	—	—	2,413,563
Accrued expenses and other liabilities	35,995	165,038	115,754	43,410
Total liabilities	4,089,768	22,869,598	16,216,464	28,837,272
Net Assets	$43,565,597	$365,028,285	$229,984,375	$148,624,530
Composition of Net Assets
Paid-in capital	$50,015,000	$407,844,850	$249,811,030	$154,853,260
Total accumulated loss	(6,449,403)	(42,816,565)	(19,826,655)	(6,228,730)
Net Assets	$43,565,597	$365,028,285	$229,984,375	$148,624,530
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	2,000,000	14,800,000	9,400,000	6,650,000
Net Asset Value Per Share	$21.78	$24.66	$24.47	$22.35
Investments, at cost	$48,992,341	$389,325,532	$258,001,830	$154,577,377
(a) Market value of securities on loan	$—	$—	$—	$4,574,135
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2022
IQ Ultra Short Duration ETF
Assets
Investments in securities, at value	$143,591,640
Deposits at broker for futures contracts	399,360
Receivable for investments sold	1,487,474
Interest receivable	327,580
Dividend receivable	1,605
Due from broker	348
Due from advisor	12,077
Variation margin receivable	72,031
Total assets	145,892,115
Liabilities
Payable for investments purchased	20,968,013
Advisory fees payable	23,447
Trustee fees payable	1,270
Compliance fees payable	1
Accrued expenses and other liabilities	82,626
Total liabilities	21,075,357
Net Assets	$124,816,758
Composition of Net Assets
Paid-in capital	$128,372,928
Total accumulated loss	(3,556,170)
Net Assets	$124,816,758
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	2,600,000
Net Asset Value Per Share	$48.01
Investments, at cost	$147,046,780
See notes to financial statements.

Statements of Operations

For the Year Ended April 30, 2022
	IQ MacKay California Municipal Intermediate ETF*	IQ MacKay Municipal Insured ETF	IQ MacKay Municipal Intermediate ETF	IQ MacKay ESG Core Plus Bond ETF**
Investment Income
Interest income	$321,226	$7,484,718	$2,995,651	$737,895
Dividend income	795	604	564	1,033
Securities lending income, net of borrower rebates	—	—	—	2,281
Total investment income	322,021	7,485,322	2,996,215	741,209
Expenses
Advisory fees (see Note 3)	76,689	1,859,250	887,980	120,984
Audit and tax fees	14,653	28,671	28,671	15,714
Administrative and accounting fees	13,755	182,141	76,636	14,944
Custodian fees	7,123	108,458	66,396	22,299
Registration fees	3,628	5,963	15,090	2,728
Listing fees	3,230	9,902	9,929	6,529
Legal fees	1,516	60,325	28,508	3,034
Shareholder reporting fees	1,374	14,034	4,011	8,360
Intraday pricing fees	890	2,500	2,500	2,500
Trustee fees	824	20,134	9,473	1,040
Compliance fees	—	85	23	—
Miscellaneous	105	553	142	85
Total expenses	123,787	2,292,016	1,129,359	198,217
Waivers (see Note 3)	(64,141)	(897,579)	(463,374)	(77,233)
Net expenses	59,646	1,394,437	665,985	120,984
Net investment income	262,375	6,090,885	2,330,230	620,225
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(2,794,452)	(10,757,056)	(3,056,521)	(961,599)
Futures contracts	—	—	—	(212,164)
Net realized loss	(2,794,452)	(10,757,056)	(3,056,521)	(1,173,763)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(3,576,686)	(34,861,360)	(18,537,910)	(4,924,150)
Futures contracts	—	—	—	(265,999)
Net change in net unrealized appreciation (depreciation)	(3,576,686)	(34,861,360)	(18,537,910)	(5,190,149)
Net realized and unrealized loss	(6,371,138)	(45,618,416)	(21,594,431)	(6,363,912)
Net Decrease in Net Assets Resulting From Operations	$(6,108,763)	$(39,527,531)	$(19,264,201)	$(5,743,687)

*
Commencement of operations was December 21, 2021.

**
Commencement of operations was June 29, 2021.

See notes to financial statements.

Statements of Operations (continued)

For the Year Ended April 30, 2022
IQ Ultra Short Duration ETF
Investment Income
Interest income	$2,398,581
Dividend income	2,395
Total investment income	2,400,976
Expenses
Advisory fees (see Note 3)	465,461
Administrative and accounting fees	97,622
Legal fees	27,723
Custodian fees	24,719
Audit and tax fees	22,523
Listing fees	9,444
Shareholder reporting fees	9,020
Trustee fees	8,532
Intraday pricing fees	2,500
Registration fees	1,991
Compliance fees	117
Miscellaneous	1,495
Total expenses	671,147
Waivers (see Note 3)	(205,683)
Net expenses	465,464
Net investment income	1,935,512
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(1,837,807)
Futures contracts	1,253,371
Net realized loss	(584,436)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(2,907,489)
Futures contracts	358,655
Net change in net unrealized appreciation (depreciation)	(2,548,834)
Net realized and unrealized loss	(3,133,270)
Net Decrease in Net Assets Resulting From Operations	$(1,197,758)
See notes to financial statements.

Statements of Changes in Net Assets

	IQ MacKay California Municipal Intermediate ETF	IQ MacKay Municipal Insured ETF
	For the Period December 21, 2021* to April 30, 2022	For the Year Ended April 30,
		2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$262,375	$6,090,885	$3,231,383
Net realized gain (loss)	(2,794,452)	(10,757,056)	1,326,301
Net change in net unrealized appreciation (depreciation)	(3,576,686)	(34,861,360)	6,386,307
Net increase (decrease) in net assets resulting from operations	(6,108,763)	(39,527,531)	10,943,991
Distributions to Shareholders	(340,640)	(8,536,753)	(3,808,446)
Capital Share Transactions
Proceeds from shares created	50,015,000	143,724,531	349,155,789
Cost of shares redeemed	—	(174,958,650)	—
Increase (Decrease) from capital share transactions	50,015,000	(31,234,119)	349,155,789
Total increase (decrease) in net assets	43,565,597	(79,298,403)	356,291,334
Net Assets
Beginning of period	—	444,326,688	88,035,354
End of period	$43,565,597	$365,028,285	$444,326,688
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	16,150,000	3,400,000
Shares created	2,000,000	5,300,000	12,750,000
Shares redeemed	—	(6,650,000)	—
Shares outstanding, end of period	2,000,000	14,800,000	16,150,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ MacKay Municipal Intermediate ETF		IQ MacKay ESG Core Plus Bond ETF
	For the Year Ended April 30,		For the Period June 29, 2021* to April 30, 2022
	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,330,230	$1,272,092	$620,225
Net realized gain (loss)	(3,056,521)	771,203	(1,173,763)
Net change in net unrealized appreciation (depreciation)	(18,537,910)	3,232,459	(5,190,149)
Net increase (decrease) in net assets resulting from operations	(19,264,201)	5,275,754	(5,743,687)
Distributions to Shareholders	(4,118,219)	(1,545,079)	(485,043)
Capital Share Transactions
Proceeds from shares created	203,706,925	69,260,748	154,853,260
Cost of shares redeemed	(75,039,781)	—	—
Increase from capital share transactions	128,667,144	69,260,748	154,853,260
Total increase in net assets	105,284,724	72,991,423	148,624,530
Net Assets
Beginning of period	124,699,651	51,708,228	—
End of period	$229,984,375	$124,699,651	$148,624,530
Changes in Shares Outstanding
Shares outstanding, beginning of period	4,650,000	2,050,000	—
Shares created	7,700,000	2,600,000	6,650,000
Shares redeemed	(2,950,000)	—	—
Shares outstanding, end of period	9,400,000	4,650,000	6,650,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Ultra Short Duration ETF
	For the Year Ended April 30,
	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,935,512	$2,228,528
Net realized gain (loss)	(584,436)	2,944,104
Net change in net unrealized appreciation (depreciation)	(2,548,834)	365,211
Net increase (decrease) in net assets resulting from operations	(1,197,758)	5,537,843
Distributions to Shareholders	(3,738,076)	(3,352,469)
Capital Share Transactions
Proceeds from shares created	73,483,699	213,233,109
Cost of shares redeemed	(196,709,144)	(111,622,801)
Increase (Decrease) from capital share transactions	(123,225,445)	101,610,308
Total increase (decrease) in net assets	(128,161,279)	103,795,682
Net Assets
Beginning of period	252,978,037	149,182,355
End of period	$124,816,758	$252,978,037
Changes in Shares Outstanding
Shares outstanding, beginning of period	5,100,000	3,050,000
Shares created	1,500,000	4,300,000
Shares redeemed	(4,000,000)	(2,250,000)
Shares outstanding, end of period	2,600,000	5,100,000
See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding
IQ MacKay California Municipal Intermediate ETF
For the Period December 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)	0.13
Net realized and unrealized gain (loss)	(3.18)
Net increase (decrease) in net assets resulting from investment operations	(3.05)
Distributions from:
Net investment income	(0.17)
Net asset value, end of period	$21.78
Market price, end of period	$21.80
Total Return
Total investment return based on net asset value(c)	(12.25)%
Total investment return based on market price(d)	(12.17)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,566
Ratio to average net assets of:
Expenses net of waivers	0.35%(f)
Expenses excluding waivers	0.73%(f)
Net investment income	1.54%(f)
Portfolio turnover rate(g)	86%

(a)
Commencement of operations

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price returns are calculated using the mean between the last bid and ask prices.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ MacKay Municipal Insured ETF
	For the Year Ended April 30,				For the Period October 18, 2017(a) to April 30, 2018
	2022	2021	2020	2019
Net asset value, beginning of period	$27.51	$25.89	$25.61	$24.67	$25.00
Income from Investment Operations
Net investment income(b)	0.36	0.38	0.53	0.72	0.36
Net realized and unrealized gain (loss)	(2.71)	1.76	0.50(c)	0.90	(0.39)
Net increase (decrease) in net assets resulting from investment operations	(2.35)	2.14	1.03	1.62	(0.03)
Distributions from:
Net investment income	(0.49)	(0.52)	(0.64)	(0.68)	(0.30)
Net realized gain	(0.01)	—	(0.11)	—	—
Total distributions from net investment income and realized gains	(0.50)	(0.52)	(0.75)	(0.68)	(0.30)
Net asset value, end of period	$24.66	$27.51	$25.89	$25.61	$24.67
Market price, end of period	$24.65	$27.54	$26.00	$25.64	$24.86
Total Return
Total investment return based on net asset value(d)	(8.70)%	8.32%	4.05%	6.72%	(0.13)%
Total investment return based on market price(e)	(8.85)%	7.97%	4.36%	6.02%	0.64%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$365,028	$444,327	$88,035	$43,539	$14,801
Ratio to average net assets of:
Expenses net of waivers	0.30%	0.30%	0.30%	0.30%	0.30%(g)
Expenses excluding waivers	0.49%	0.51%	0.57%	0.77%	0.99%(g)
Net investment income	1.31%	1.40%	2.01%	2.89%	2.74%(g)
Portfolio turnover rate(h)	80%	36%	71%	56%	77%

(a)
Commencement of operations

(b)
Based on average shares outstanding.

(c)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
Annualized.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ MacKay Municipal Intermediate ETF
	For the Year Ended April 30,				For the Period October 18, 2017(a) to April 30, 2018
	2022	2021	2020	2019
Net asset value, beginning of period	$26.82	$25.22	$25.61	$24.67	$25.00
Income from Investment Operations
Net investment income(b)	0.28	0.47	0.53	0.69	0.30
Net realized and unrealized gain (loss)	(2.16)	1.73	0.16(c)	0.91	(0.39)
Net increase (decrease) in net assets resulting from investment operations	(1.88)	2.20	0.69	1.60	(0.09)
Distributions from:
Net investment income	(0.39)	(0.58)	(0.67)	(0.66)	(0.24)
Net realized gain	(0.08)	(0.02)	(0.41)	—	—
Total distributions from net investment income and realized gains	(0.47)	(0.60)	(1.08)	(0.66)	(0.24)
Net asset value, end of period	$24.47	$26.82	$25.22	$25.61	$24.67
Market price, end of period	$24.47	$26.84	$25.22	$25.66	$24.71
Total Return
Total investment return based on net asset value(d)	(7.13)%	8.80%	2.65%	6.59%	(0.34)%
Total investment return based on market price(e)	(7.19)%	8.90%	2.44%	6.62%	(0.18)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$229,984	$124,700	$51,708	$43,541	$29,606
Ratio to average net assets of:
Expenses net of waivers	0.30%	0.30%	0.30%	0.30%	0.30%(g)
Expenses excluding waivers	0.51%	0.57%	0.62%	0.71%	0.77%(g)
Net investment income	1.05%	1.78%	2.02%	2.76%	2.28%(g)
Portfolio turnover rate(h)	74%	43%	77%	72%	80%

(a)
Commencement of operations

(b)
Based on average shares outstanding.

(c)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
Annualized.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ MacKay ESG Core Plus Bond ETF
For the Period June 29, 2021(a) to April 30, 2022
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)	0.40
Net realized and unrealized gain (loss)	(2.70)
Net increase (decrease) in net assets resulting from investment operations	(2.30)
Distributions from:
Net investment income	(0.32)
Net realized gain	(0.03)
Total distributions from net investment income and realized gains	(0.35)
Net asset value, end of period	$22.35
Market price, end of period	$22.38
Total Return
Total investment return based on net asset value(c)	(9.31)%
Total investment return based on market price(d)	(9.21)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$148,625
Ratio to average net assets of:
Expenses net of waivers	0.39%(f)
Expenses excluding waivers	0.64%(f)
Net investment income	2.00%(f)
Portfolio turnover rate(g)	333%

(a)
Commencement of operations

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price returns are calculated using the mean between the last bid and ask prices.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Ultra Short Duration ETF
	For the Year Ended April 30,		For the Period July 31, 2019(a) to April 30, 2020
	2022	2021
Net asset value, beginning of period	$49.60	$48.91	$50.01
Income from Investment Operations
Net investment income(b)	0.49	0.51	0.74
Net realized and unrealized gain (loss)	(0.96)	0.97	(1.07)
Net increase (decrease) in net assets resulting from investment operations	(0.47)	1.48	(0.33)
Distributions from:
Net investment income	(0.51)	(0.56)	(0.75)
Net realized gain	(0.61)	(0.23)	(0.02)
Total distributions from net investment income and realized gains	(1.12)	(0.79)	(0.77)
Net asset value, end of period	$48.01	$49.60	$48.91
Market price, end of period	$47.94	$49.60	$48.99
Total Return
Total investment return based on net asset value(c)	(0.97)%	3.08%	(0.68)%
Total investment return based on market price(d)	(1.10)%	2.88%	(0.52)%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$124,817	$252,978	$149,182
Ratio to average net assets of:
Expenses net of waivers	0.24%	0.24%	0.24%(f)
Expenses excluding waivers	0.35%	0.33%	0.49%(f)
Net investment income	1.00%	1.03%	2.00%(f)
Portfolio turnover rate(g)	132%	185%	292%

(a)
Commencement of operations

(b)
Based on average shares outstanding.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)
The market price returns are calculated using the mean between the last bid and ask prices.

(e)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)
Annualized.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2022
1. ORGANIZATION
IndexIQ Active ETF Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of five operational funds, IQ MacKay California Municipal Intermediate ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay ESG Core Plus Bond ETF and IQ Ultra Short Duration ETF (collectively, the “Funds” and each, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices. Each Fund is classified as diversified. IQ MacKay Municipal Insured ETF and IQ MacKay Municipal Intermediate ETF commenced operations on October 18, 2017, IQ Ultra Short Duration ETF commenced operations on July 31, 2019, IQ MacKay ESG Core Plus Bond ETF commenced operations on June 29, 2021, and IQ MacKay California Municipal Intermediate ETF commenced operations on December 21, 2021.
MacKay Shields LLC (“MacKay Shields”), is the sub-advisor to IQ MacKay California Municipal Intermediate ETF, IQ MacKay ESG Core Plus Bond ETF, IQ MacKay Municipal Insured ETF and IQ MacKay Municipal Intermediate ETF and NYL Investors LLC, is the sub-advisor to the IQ Ultra Short Duration ETF (collectively, the “Sub-Advisors” and each, a “Sub-Advisor”).
The IQ MacKay California Municipal Intermediate ETF seeks to provide current income exempt from federal and California income taxes. The IQ Mackay Municipal Insured ETF and IQ MacKay Municipal Intermediate ETF seek to provide current income exempt from federal income tax. The IQ MacKay ESG Core Plus Bond ETF seeks total return, while incorporating the Sub-Advisor’s ESG investment strategy. The IQ Ultra Short Duration ETF seeks to provide current income while maintaining limited price volatility. There can be no assurance that a Fund’s objective will be achieved.
2. SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
Use of Estimates
IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.
Investment Valuation
Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total

Notes to Financial Statements (continued)

April 30, 2022
liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.
A Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as a method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.
Generally, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
Futures contracts generally are valued at the settlement or closing price determined by the applicable exchange.
When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Advisor. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If a fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAV of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.
The IQ MacKay Municipal Insured ETF and IQ MacKay Municipal Intermediate ETF sweep uninvested cash balances into the Dreyfus Tax Exempt Cash Management — Institutional Shares (Dreyfus Fund). The Dreyfus Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The IQ MacKay ESG Core Plus Bond ETF sweeps uninvested cash balances into the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class (“BlackRock Liquidity Fund”). BlackRock Liquidity Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The IQ Ultra Short Duration ETF sweeps uninvested cash balances into BlackRock Liquidity Funds T-Fund. The BlackRock Liquidity Funds T-Fund seeks to obtain as high a level of current income as is consistent with liquidity and stability of principal.
Fair Value Measurement
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how

Notes to Financial Statements (continued)

April 30, 2022
that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.
All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments on April 30, 2022 is disclosed at the end of each Fund’s Schedule of Investments.
Tax Information and Uncertain Tax Positions
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all the taxable income to the shareholders of the Fund within the allowable time limits.
The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than

Notes to Financial Statements (continued)

April 30, 2022
not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
The IQ MacKay California Municipal Intermediate ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay ESG Core Plus Bond ETF and IQ Ultra Short Duration ETF have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.
Dividends and Distributions to Shareholders
Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.
Cash Equivalents
Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedules of Investments.
Security Transactions
Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.
Investment Income and Expenses
Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income is distributed monthly and capital gains are typically distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.
Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Securities Lending
The Bank of New York Mellon (“BNY Mellon”) serves as the securities lending agent for IQ MacKay ESG Core Plus Bond ETF. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s

Notes to Financial Statements (continued)

April 30, 2022
securities lending agent. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by the Fund. Lending portfolio securities could result in a delay in recovering the Fund’s securities if the borrower defaults.
The Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by the Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, the Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, the Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, the Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.
In accordance with the securities lending agreement between the Fund and BNY Mellon, the Funds will be indemnified by BNY Mellon in the event of default of a third party Borrower.
The securities lending income earned by the Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2022, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:
	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ MacKay ESG Core Plus Bond ETF	$2,413,563	$101,780	$—	$2,215,017	$4,730,360
The collateral amount presented is in excess of the securities on loan.
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The Advisor serves as the investment advisor to each series of the Trust, and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust, on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds (including arranging for sub-advisory services), subject to the supervision of the Board. The Advisor is responsible for the supervision of the Sub-Advisors and their management of the investment portfolios of each of the Funds.
The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation

Notes to Financial Statements (continued)

April 30, 2022
of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services.
The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”).
Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.
Fund	Rate
IQ MacKay California Municipal Intermediate ETF	0.45%
IQ MacKay Municipal Insured ETF	0.40%
IQ MacKay Municipal Intermediate ETF	0.40%
IQ MacKay ESG Core Plus Bond ETF	0.39%
IQ Ultra Short Duration ETF	0.24%
The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed, until August 31, 2022, to waive a portion of its management fee and/or reimburse expenses of each Fund, if necessary, in an amount that limits total annual fund operating expenses (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles dividend, interest and brokerage expenses paid on short sales, acquired fund fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than 0.35 % of the average daily net assets of IQ MacKay California Municipal Intermediate ETF, 0.30% of the average daily net assets of IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, 0.39% of the average daily net assets of the IQ MacKay ESG Core Plus Bond ETF and 0.24% of the average daily net assets of the IQ Ultra Short Duration ETF.
As of April 30, 2022, the Advisor reimbursed expenses for IQ MacKay California Municipal Intermediate ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay ESG Core Plus Bond ETF, and IQ Ultra Short Duration ETF in the amounts of  $64,141, $897,579, $463,374, $77,233 and $205,683 respectively.
For the year ended April 30, 2022, there is no recoupment available.
Investment Sub-Advisory Agreements
The Sub-Advisors are registered investment advisors and indirect wholly-owned subsidiaries of New York Life. The Sub-Advisors are responsible for the day-to-day portfolio management of the Funds subject to the supervision of the Advisor and the Board. Pursuant to the terms of the respective Sub-Advisory Agreements between the Advisor and the Sub-Advisors, the Subadvisor is compensated by the Advisor. To the extent that the Advisor has agreed to waive its management fee or reimburse expenses, the Subadvisor has agreed to waive or reimburse its fee proportionately.
Distribution (12b-1 Fees)
ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.25% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Notes to Financial Statements (continued)

April 30, 2022
As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Also as described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.
Administrator, Custodian and Transfer Agent
The Bank of New York Mellon (“BNY Mellon”) (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
4. CAPITAL SHARE TRANSACTIONS
Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.
5. FEDERAL INCOME TAX
At April 30, 2022, the cost and unrealized appreciation/depreciation of investments and other financial instruments as determined on a federal income tax basis were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ MacKay California Municipal Intermediate ETF	$49,046,118	$—	$(3,630,463)	$(3,630,463)
IQ MacKay Municipal Insured ETF	391,615,178	79,031	(31,734,447)	(31,655,416)
IQ MacKay Municipal Intermediate ETF	259,175,112	128,120	(16,660,262)	(16,532,142)
IQ MacKay ESG Core Plus Bond ETF	154,865,564	16,468	(5,228,805)	(5,212,337)
IQ Ultra Short Duration ETF	147,080,071	10,917	(3,499,348)	(3,488,431)

Notes to Financial Statements (continued)

April 30, 2022
At April 30, 2022, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:
Fund	Ordinary Income (Loss)1	Tax-Exempt Income (Loss)	Net Capital Gain (Losses)2	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ MacKay California Municipal Intermediate ETF	$3,315	$62,490	$(2,884,745)	$(3,630,463)	$(6,449,403)
IQ MacKay Municipal Insured ETF	2,491	739,071	(11,902,711)	(31,655,416)	(42,816,565)
IQ MacKay Municipal Intermediate ETF	223	351,765	(3,646,501)	(16,532,142)	(19,826,655)
IQ MacKay ESG Core Plus Bond ETF	207,329	—	(1,223,722)	(5,212,337)	(6,228,730)
IQ Ultra Short Duration ETF	230,966	—	(298,705)	(3,488,431)	(3,556,170)

1
Includes late year ordinary loss, if any.

2
Amount includes the deferral of post October losses, if any.

At April 30, 2022, the Funds did not have any permanent book/tax reclassifications to the components of net assets.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to distribution reclasses and nondeductible taxes paid.
The tax character of distributions paid during the years ended April 30, 2022 and 2021 were as follows:
	2022				2021
Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital
IQ MacKay California Municipal Intermediate ETF	$—	$340,640	$—	$—	N/A	N/A	N/A	N/A
IQ MacKay Municipal Insured ETF	6,571	8,358,177	172,005	—	20,321	3,788,125	—	—
IQ MacKay Municipal Intermediate ETF	437,277	3,268,012	412,930	—	2,692	1,486,578	55,809	—
IQ MacKay ESG Core Plus Bond ETF	485,043	—	—	—	N/A	N/A	N/A	N/A
IQ Ultra Short Duration ETF	2,460,110	—	1,277,966	—	3,256,994	—	95,475	—
Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. the year ended April 30, 2022, the Funds incurred and elected to defer to May 1, 2022 Post-October Losses and late year ordinary losses of:
Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term PostOctober Losses
IQ MacKay California Municipal Intermediate ETF	$—	—	$—
IQ MacKay Municipal Insured ETF	—	—	—
IQ MacKay Municipal Intermediate ETF	—	3,436,333	210,168
IQ MacKay ESG Core Plus Bond ETF	—	944,373	279,349
IQ Ultra Short Duration ETF	—	—	—
At April 30, 2022, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses.

Notes to Financial Statements (continued)

April 30, 2022
Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards are as follows:
Fund	Utilized on Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ MacKay California Municipal Intermediate ETF	$—	$2,884,745	$—
IQ MacKay Municipal Insured ETF	—	6,528,937	5,373,774
IQ MacKay Municipal Intermediate ETF	—	—	—
IQ MacKay ESG Core Plus Bond ETF	—	—	—
IQ Ultra Short Duration ETF	—	298,705	—
6. OTHER AFFILIATED PARTIES AND TRANSACTIONS
For the purposes of the financial statements, the Funds assume the following to be holdings by affiliates. As of April 30, 2022, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.
The Advisor is an affiliate of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLIC”). The following tables reflect shares of a Fund beneficially owned by NYLIM or NYLIC or funds or accounts managed by NYLIM or NYLIC where such holdings exceed 5% of the shares of the Fund. As of April 30, 2022, NYLIM and NYLIC or fund or accounts managed by NYLIM or NYLIC were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below.
New York Life Insurance & Annuity Corporation
Fund	% Ownership
IQ MacKay California Municipal Intermediate ETF	50.0%
New York Life Investment Management LLC
Fund	% Ownership
IQ MacKay California Municipal Intermediate ETF	49.0%
IQ MacKay ESG Core Plus Bond ETF	98.9%
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2022 are as follows:
Fund	Purchases	Sales
IQ MacKay California Municipal Intermediate ETF	$81,162,905	$33,586,588
IQ MacKay Municipal Insured ETF	356,150,850	369,381,341
IQ MacKay Municipal Intermediate ETF	289,943,965	150,702,914
IQ MacKay ESG Core Plus Bond ETF	287,417,058	134,598,336
IQ Ultra Short Duration ETF	239,363,546	355,642,515
8. DERIVATIVE FINANCIAL INSTRUMENTS
Futures Contracts
A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). A Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, a Fund is required to pledge to the broker or futures commission merchant an amount

Notes to Financial Statements (continued)

April 30, 2022
of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.
Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. A Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to a Fund, potentially resulting in a loss. A Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2022, the open futures contracts for IQ MacKay ESG Core Plus Bond ETF and IQ Ultra Short Duration ETF are shown in the Schedule of Investments.
Quantitative Disclosure of Derivative Holding
The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.
The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:
Assets Derivatives
Interest Risk
IQ MacKay ESG Core Plus Bond ETF
Unrealized appreciation on futures contracts1	$—
IQ Ultra Short Duration ETF
Unrealized appreciation on futures contracts1	$999,550
Liability Derivatives
Interest Risk
IQ MacKay ESG Core Plus Bond ETF
Unrealized depreciation on futures contracts1. . .	$265,999
IQ Ultra Short Duration ETF
Unrealized depreciation on futures contracts1	$37,953

1
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only unsettled variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

April 30, 2022
Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2022 were as follows:
Interest Risk
IQ MacKay ESG Core Plus Bond ETF
Realized gain (loss)
Futures contracts	$(212,164)
Change in Unrealized appreciation (depreciation)
Futures contracts	$(265,999)
IQ Ultra Short Duration ETF
Realized gain (loss)
Futures contracts	$1,253,371
Change in Unrealized appreciation (depreciation)
Futures contracts	$358,655
For the year ended April 30, 2022, the monthly average notional value of the futures contracts held by the Fund were as follows:
	Average Notional Value
	IQ MacKay ESG Core Plus Bond ETF	IQ Ultra Short Duration ETF
Asset Derivatives
Futures contracts	$3,735,101	$691,601
Liability Derivatives
Futures contracts	$—	$(50,454,698)
9. RISKS INVOLVED WITH INVESTING IN THE FUNDS
The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.
Bond Insurance Risk
Insured municipal bonds are covered by insurance policies that guarantee the timely payment of principal and interest. The insurance does not guarantee the market value of an insured security, or a Fund’s share price or distributions. Shares of a Fund are not insured. Market conditions or changes to ratings criteria could adversely impact municipal bond insurers, which could adversely impact the value of the insured municipal bond or the ability of the insurer to pay any claims due. Consolidation among municipal bond insurers could increase a Fund’s exposure to one or more individual municipal bond insurers and reduce the supply of municipal bonds.
Credit Risk
Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations.
Derivatives Risk
Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which

Notes to Financial Statements (continued)

April 30, 2022
is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.
ESG Investing Style Risk1
A Fund seeks exposure to the securities of companies meeting environmental, social and corporate governance investing criteria. A Fund excludes or limits exposure to securities of certain issuers for non-financial reasons, and a Fund may forgo some market opportunities available to funds that do not use these criteria. The application of ESG investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. ESG investing is subjective by nature, and therefore offers no guarantee that the ESG criteria utilized by the Subadvisor will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria or any judgment exercised by the Subadvisor will reflect the beliefs or values of any particular investor. In addition, ESG investing is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the factors relevant to a particular investment.
Income Risk
A Fund’s income may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.
Interest Rate Risk
An increase in interest rates may cause the value of debt securities held by a Fund to decline. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Fund might wish to sell.
Large Transaction Risks
From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.
LIBOR Replacement Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023.As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full

1
Applies to IQ MacKay ESG Core Plus Bond ETF.

Notes to Financial Statements (continued)

April 30, 2022
effects of the transition process nor its ultimate outcome is known. The Advisor is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value.
Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance.
Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.
While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce a Fund’s returns because the Funds may be unable to transact at advantageous times or prices. Decreased liquidity in the bond markets also may make it more difficult to value some or all of a Fund’s bond holdings. The market for municipal bonds may be less liquid than for taxable bonds.
Market Risk
The market price of investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting markets generally or particular segments of the market. Market risks include political, regulatory, market and economic developments, and geopolitical and other events, including war, terrorism, trade disputes, natural disasters, and public health crises. Such events may result in disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. An outbreak of COVID-19 has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The full effects, duration and costs of the COVID-19 pandemic are uncertain, and the circumstances surrounding the COVID-19 pandemic will continue to evolve and may adversely affect a Fund and its investments
Mortgage-Related and Other Asset-Backed Securities Risk
Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities (such as collateralized debt and loan obligations) generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations.
Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security’s value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be

Notes to Financial Statements (continued)

April 30, 2022
significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.
Municipal Bond Risk
A Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on a fund’s investment performance. In addition, a Fund may invest more heavily in bonds from certain cities, states, territories, or regions than others, which may increase the Funds’ exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Funds may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
Municipal bond proceeds could provide positive social or environmental benefits which could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. The positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors considered in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While its definitions are reasonable, the portfolio decisions it makes may differ with other’s views.
Municipal bonds most frequently trade in institutional round lot size transactions. Until a Fund grows significantly in size, a Fund expects to purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
New Fund Risk2
Certain Funds are new funds. There can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Underlying Indexes or ultimately liquidate.
Trading Price Risk
Although it is expected that generally the market price of a Fund’s Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly. During periods of market stress shares of a Fund may also experience significantly wider “bid/ask” spreads and premiums and discounts between a Fund’s net asset value and market price.
U.S. Tax Treatment Risk
Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the U.S. Internal Revenue Service or noncompliant conduct of a bond issuer. In addition, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to shareholders subject to the U.S. federal alternative minimum tax.

2
Applies to IQ MacKay California Municipal Intermediate ETF and IQ MacKay ESG Core Plus Bond ETF.

Notes to Financial Statements (continued)

April 30, 2022
10. SUBSEQUENT EVENTS
The Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material subsequent events that would require disclosure.

Report of Independent Registered Public Accounting Firm

April 30, 2022
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of IndexIQ Active ETF Trust and Shareholders of IQ MacKay California Municipal Intermediate ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay ESG Core Plus Bond ETF and IQ Ultra Short Duration ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IQ MacKay California Municipal Intermediate ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay ESG Core Plus Bond ETF and IQ Ultra Short Duration ETF (five of the funds constituting IndexIQ Active ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Fund Comprising the IndexIQ Active ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ MacKay California Municipal Intermediate ETF	For the period December 21, 2021 (commencement of operations) through April 30, 2022
IQ MacKay Municipal Insured ETF IQ MacKay Municipal Intermediate ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and 2019, and the period from October 18, 2017 (commencement of operations) through April 30, 2018
IQ MacKay ESG Core Plus Bond ETF	For the period June 29, 2021 (commencement of operations) through April 30, 2022
IQ Ultra Short Duration ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the year ended April 30, 2022, 2021 and the period from July 31, 2019 (commencement of operations) through April 30, 2020
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
June 28, 2022
We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2022
In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ Active ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Program Administrator’s Portfolio Oversight Committee acts as the Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 30, 2022, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to each Fund’s sub-adviser, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule

Supplemental Information (unaudited)

April 30, 2022
For Federal individual income tax purposes, certain dividends paid for the fiscal year ended April 30, 2022 are attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
IQ MacKay California Municipal Intermediate ETF	99.18%
IQ MacKay Municipal Insured ETF	99.92%
IQ MacKay Municipal Intermediate ETF	94.26%

In January 2023, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2022

Board Review of Investment Advisory Agreements (unaudited)

April 30, 2022
Approval Relating to the IQ MacKay California Municipal Intermediate ETF (the “New Fund”)
The Board (the members of which are referred to as “Trustees”) met by videoconference on December 10, 2021, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19. The Board met to consider the approval of an amendment to the Investment Advisory Agreement (the “Advisory Agreement Amendment”) and an amendment to the Subadvisory Agreement (the “Subadvisory Agreement Amendment”), each with respect to the New Fund. The Board noted that the Advisory Agreement Amendment was between the Trust and IndexIQ Advisors LLC (“IndexIQ” or the “Advisor”), while the Subadvisory Agreement Amendment was between the Advisor and MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor and MacKay Shields for this meeting relevant to the Board’s consideration of whether to approve the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, as supplemented by the information submitted in connection with the Board’s review of contractual arrangements, at the March 31, 2021 meeting, to the extent relevant. In connection with considering approval of the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the Advisory Agreement Amendment and Subadvisory Agreement Amendment was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services that the Advisor and MacKay Shields will provide to the New Fund, and the fees that the Advisor will charge to the New Fund; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor and MacKay Shields; (3) information describing the New Fund’s anticipated operating expenses; (4) data comparing the proposed fee rate for advisory services to be charged to the New Fund and the expected expense ratios to fees paid by and expense ratios of other exchange-traded funds (“ETFs”) with similar investment objectives and policies as those of the New Fund; (5) the extent to which economies of scale would be realized as the New Fund grows; (6) any “fall-out” benefits to be derived by the Advisor or MacKay Shields from its relationship with the Trust; and (7) potential conflicts of interest. The Board considered that the New Fund is an actively managed ETF.
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement Amendment; (2) a copy of the Subadvisory Agreement Amendment; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and MacKay Shields and the services provided thereby; (5) information regarding the respective compliance program of the Advisor and Mackay Shields; (6) information regarding the portfolio management team of Mackay Shields; (7) copies of the Form ADV for each of the Advisor and Mackay Shields; (8) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (9) materials provided by each of the Advisor and Mackay Shields in response to a 15(c) request for information from legal counsel to the Independent Trustees for this meeting and the March 31, 2021 contract renewal meeting, to the extent relevant to the approval of the Advisory Agreement Amendment and Subadvisory Agreement Amendment, respectively; and (10) a presentation, via videoconference, by personnel of the Advisor and MacKay Shields. In addition, the Board was provided data comparing the advisory fees and estimated operating expenses (including acquired fund fees and expenses, as applicable) of the New Fund with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the New Fund:
1.
The nature, extent, and quality of the facilities and services to be provided to the New Fund by IndexIQ and MacKay Shields. The Independent Trustees reviewed the services that IndexIQ and MacKay Shields would provide to the New Fund. In connection with the investment advisory services to be provided to the New Fund, the Independent Trustees noted the responsibilities that IndexIQ and MacKay Shields would have as the New Fund’s investment adviser and sub-adviser, respectively, including overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio, ultimate responsibility, subject to oversight by the Board, for daily monitoring and quarterly reporting to the Board, and the implementation of Board directives as they relate to the New Fund.

The Independent Trustees considered IndexIQ’s experience, resources, and strengths in managing other ETFs. The Independent Trustees reviewed MacKay Shields’ experience, resources, and strengths in managing other ETFs and investment mandates.  Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Fund would likely benefit from the nature, quality, and extent of these services, as well as IndexIQ’s and MacKay Shields’ ability to render such services based on its experience, operations, and resources.
2.
Comparison of services to be provided and fees to be charged by IndexIQ and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by IndexIQ and MacKay Shields from the relationship with the New Fund. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to the Advisory Agreement Amendment with IndexIQ to contracts of other investment advisers with respect to similar ETFs. In particular, the Independent Trustees compared the New Fund’s proposed advisory fee and projected expense ratio for its first year of operations to other ETFs in the New Fund’s peer group. The Independent Trustees also considered that the New Fund will have in place an Expense Limitation Agreement to limit the total operating expenses for a period of at least one year.

The Independent Trustees also considered that IndexIQ would pay the sub-advisory fee to MacKay Shields pursuant to the Subadvisory Agreement Amendment. They considered the level of such sub-advisory fee in the context of the services to be provided by MacKay Shields to the New Fund.
After comparing the New Fund’s proposed fee with those of other funds in the New Fund’s peer group, and in light of the nature, quality, and extent of services proposed to be provided by IndexIQ and MacKay Shields and the costs expected to be incurred by IndexIQ and MacKay Shields in rendering those services, the Independent Trustees concluded that the fee proposed to be paid to IndexIQ and MacKay Shields with respect to the New Fund was fair and reasonable.
3.
IndexIQ’s and MacKay Shields’ profitability and the extent to which economies of scale would be realized as the New Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of IndexIQ and MacKay Shields in connection with its serving as investment adviser and sub-adviser, respectively to the New Fund, including operational costs. Due to the fact that the New Fund had not yet commenced operations at the time, the Independent Trustees made no determination with respect to economies of scale or the impact of the New Fund on IndexIQ’s or MacKay Shields’ profitability.

4.
Investment performance of IndexIQ and MacKay Shields. Because the New Fund has not commenced operations, the Independent Trustees could not consider the investment performance of the New Fund, but did take into account the experience of MacKay Shields and the investment strategy developed for the New Fund by MacKay Shields.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the terms of the Advisory Agreement Amendment and the Subadvisory Agreement Amendment with MacKay Shields were reasonable and fair to the New Fund and to recommend to the Board the approval of the Advisory Agreement Amendment and Subadvisory Agreement Amendment.
As a result, all of the Board members, including the Independent Trustees, determined that the Advisory Agreement Amendment and the Subadvisory Agreement Amendment are each in the best interests of the New Fund and its shareholders.
Approvals Relating to the IQ Winslow Large Cap Growth ETF and IQ Winslow Focused Large Cap Growth ETF (the “New Funds”)
The Board (the members of which are referred to as “Trustees”) met by videoconference on March 30, 2022, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19. The Board met to consider the approval of an amendment to the Investment Advisory Agreement (the “Advisory Agreement Amendment”) and a new Subadvisory Agreement (the “Subadvisory Agreement”), each with respect to the New Funds. The Board noted that the Advisory Agreement Amendment was between the Trust and IndexIQ Advisors LLC (“IndexIQ” or the “Advisor”), while the Subadvisory Agreement was between the Advisor and Winslow Capital Management, LLC (“Winslow” or the “Sub-Advisor”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor and Winslow relevant to the Board’s consideration of whether to approve the Advisory Agreement Amendment and the Subadvisory Agreement. In connection with considering approval of the Advisory Agreement Amendment and the Subadvisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the Advisory Agreement Amendment and Subadvisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services that the Advisor and Winslow will provide to the New Funds, and the fees that the Advisor will charge to the New Funds; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor and Winslow; (3) information describing the New Funds’ anticipated operating expenses; (4) data comparing the proposed fee rate for advisory services to be charged to the New Funds and the expected expense ratios to fees paid by and expense ratios of other registered investment companies with similar investment objectives and policies as those of the New Funds; (5) the extent to which economies of scale would be realized as the New Funds grow; (6) any “fall-out” benefits to be derived by the Advisor or Winslow from its relationship with the Trust; and (7) potential conflicts of interest. The Board considered that the New Funds are actively managed semi-transparent exchange-traded funds (“ETFs”).
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement Amendment; (2) a copy of the Subadvisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and Winslow and the services provided thereby; (5) information regarding the respective compliance program of the Advisor and Winslow; (6) information regarding the portfolio management team of Winslow; (7) copies of the Form ADV for each of the Advisor and Winslow; (8) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (9) materials provided by each of the Advisor and Winslow in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (10) a presentation, via videoconference, by personnel of the Advisor and Winslow. In addition, the Board was provided data comparing the advisory fees and estimated operating expenses (including acquired fund fees

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
and expenses, as applicable) of the New Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the New Funds:
1.
The nature, extent, and quality of the facilities and services to be provided to the New Funds by IndexIQ and Winslow. The Independent Trustees reviewed the services that IndexIQ and Winslow would provide to the New Funds. In connection with the investment advisory services to be provided to the New Funds, the Independent Trustees noted the responsibilities that IndexIQ and Winslow would have as the New Funds’ investment adviser and sub-adviser, respectively, including overall supervisory responsibility for the general management and investment of the New Funds’ securities portfolios, ultimate responsibility, subject to oversight by the Board, for daily monitoring and quarterly reporting to the Board, and the implementation of Board directives as they relate to the New Funds.

The Independent Trustees considered IndexIQ’s experience, resources, and strengths in managing other ETFs. The Independent Trustees reviewed Winslow’s experience, resources, and strengths in managing other registered investment companies and investment mandates. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Funds would likely benefit from the nature, quality, and extent of these services, as well as IndexIQ’s and Winslow’s ability to render such services based on its experience, operations, and resources.
2.
Comparison of services to be provided and fees to be charged by IndexIQ and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by IndexIQ and Winslow from the relationship with the New Funds. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to the Advisory Agreement Amendment with IndexIQ to contracts of other investment advisers with respect to similar ETFs. In particular, the Independent Trustees compared the New Funds’ proposed advisory fees and projected expense ratios for their first year of operations to other ETFs in the New Funds’ respective peer group. The Independent Trustees also considered that the New Funds will have in place an Expense Limitation Agreement to limit the total operating expenses for a period of at least one year and that Winslow had agreed to voluntarily waive or reduce its fees proportionally with respect to such Expense Limitation Agreement.

The Independent Trustees also considered that IndexIQ would pay the sub-advisory fee to Winslow pursuant to the Subadvisory Agreement. They considered the level of such sub-advisory fee in the context of the services to be provided by Winslow to the New Funds.
After comparing the New Funds’ proposed fees with those of other funds in the New Funds’ respective peer group, and in light of the nature, quality, and extent of services proposed to be provided by IndexIQ and Winslow and the costs expected to be incurred by IndexIQ and Winslow in rendering those services, the Independent Trustees concluded that the fees proposed to be paid to IndexIQ and Winslow with respect to the New Funds were fair and reasonable.
3.
IndexIQ’s and Winslow’s profitability and the extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale. The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of IndexIQ and Winslow in connection with its serving as investment adviser and sub-adviser, respectively to the New Funds, including operational costs. Due to the fact that the New Funds had not yet commenced operations at the time, the Independent Trustees made no determination with respect to economies of scale or the impact of the New Funds on IndexIQ’s or Winslow’s profitability.

4.
Investment performance of IndexIQ and Winslow. Because the New Funds have not commenced operations, the Independent Trustees could not consider the investment performance of the New Funds,

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
but did take into account the experience of Winslow and the investment strategies developed for the New Funds by Winslow.
Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the terms of the Advisory Agreement Amendment and the Subadvisory Agreement with Winslow were reasonable and fair to the New Funds and to recommend to the Board the approval of the Advisory Agreement Amendment and Subadvisory Agreement.
As a result, all of the Board members, including the Independent Trustees, determined that the Advisory Agreement Amendment and the Subadvisory Agreement are each in the best interests of the New Funds and their shareholders.
Approval Relating To Annual Continuation of the Advisory Agreement and Sub-Advisory Agreements
The Board (the members of which are referred to as “Trustees”) met by videoconference on March 30, 2022, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19. The Board met to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was between the Trust and IndexIQ Advisors LLC (the “Advisor”). In addition, the Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay”), with respect to the IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF and IQ MacKay Municipal Short Duration ETF and the Sub-Advisory Agreement between the Advisor and NYL Investors LLC (“NYL Investors”), with respect to the IQ Ultra Short Duration ETF (MacKay and NYL Investors, collectively, the “Sub-Advisors” and each a “Sub-Advisor”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds, and from the Sub-Advisors and the Advisor relevant to the Board’s consideration of whether to approve the continuation of each Sub-Advisory Agreement as it relates to IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, IQ MacKay Municipal Short Duration ETF and IQ Ultra Short Duration ETF (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”). In connection with considering approval of the continuation of the Advisory Agreement and Sub-Advisory Agreements, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement and Sub-Advisory Agreements was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and by MacKay and NYL Investors with respect to the Sub-Advised Funds, and the fees charged by the Advisor and each Sub-Advisor; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor and each Sub-Advisor; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor or each Sub-Advisor from their relationships with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were actively managed exchange-traded funds (“ETFs”).
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) a copy of each Sub-Advisory Agreement; (3) information about applicable expense limitation

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
and fee waiver agreements; (4) information describing the Advisor, MacKay and NYL Investors and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and each Sub-Advisor; (6) copies of the Form ADV for each of the Advisor and each Sub-Advisor; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (8) materials provided by each of the Advisor and each Sub-Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (9) a presentation, via videoconference, by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:
1.
The nature, extent and quality of the facilities and services provided by the Advisor and each Sub-Advisor. The Board reviewed the services that the Advisor and each Sub-Advisor provide to the respective Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor and the Sub-Advisors have as the investment advisor and sub-advisors to the respective Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For the Fund that is not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the non-operational Fund.

The Board reviewed the Advisor’s and each Sub-Advisors’ experience, resources, and strengths in managing ETFs and other investment mandates, including the Advisor’s management of the Funds and the funds of the IndexIQ ETF Trust. The Board also considered the experience of each Sub-Advisor’s team in managing strategies and asset classes similar to the Sub-Advised Funds, and their tenure in managing the portfolios of the operational Sub-Advised Funds. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its affiliates New York Life Investment Management LLC (“NYLIM”) and New York Life Insurance Company, which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s and each Sub-Advisor’s ability to render such services based on its personnel, experience, operations, and resources.
2.
Comparison of services provided and fees charged by the Advisor and each Sub-Advisor and other investment advisors to similar clients, and the cost of the services provided and profits realized by the Advisor and each Sub-Advisor from their relationships with the respective Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement and each Sub-Advisory Agreement to contracts of other registered investment advisors providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to the Sub-Advisors pursuant to each Sub-Advisory Agreement, and that shareholders of the Sub-Advised Funds do not directly pay the sub-advisory fee.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds and explained that peer groups were selected using an objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with information describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for actively managed ETFs such as the Funds. The Board considered the level of each of the fees under the Advisory Agreement in the context of the services being provided.
Additionally, the Trustees considered that the Advisor had put in place expense limitation agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of the Funds. The Board noted that such expense limitation agreements were reflected in the peer group analysis provided by the Advisor. The Board further noted that the Advisor was proposing permanent expense limitation and/or fee waiver agreements for certain Funds, which were subject to termination by the Board.
After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and each Sub-Advisor and the costs incurred by the Advisor and each Sub-Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund and to the Sub-Advisors with respect to each Sub-Advised Fund, is fair and reasonable.
3.
The Advisor’s, MacKay’s and NYL Investors’ profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources available to the Advisor as part of a larger organization, including the investment of financial and human resources into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis. The Board also considered the impact of future asset growth on the services required and fees paid to each Sub-Advisor, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of the Expense Limitation Agreement, and its respective impact on costs to shareholders and profitability of the Advisor.
The Board noted that IQ MacKay Municipal Short Duration ETF had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Fund.
The Board concluded that the fees paid to the Advisor and the Sub-Advisors, respectively, were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.
4.
Investment performance of the Funds. The Board considered the investment performance of the existing Funds. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and each Sub-Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to its benchmark and peer group. The Board

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2022
also considered that IQ MacKay Municipal Short Duration ETF had not yet commenced operations, and therefore had no performance or operational history to consider.
The Board concluded that the investment performance of the Funds supported the approval of the Advisory Agreement and each Sub-Advisory Agreement.
The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreements. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreements between the Advisor and each Sub-Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreements. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor and continuation of each Sub-Advisory Agreement was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement and Sub-Advisory Agreements for an additional one-year period.

Board of Trustees and Officers (unaudited)

The Board oversees the IndexIQ ETF Trust, IndexIQ Active ETF Trust, the Advisor and the Subadvisors. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-888-474-7725.
Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	28	The New Ireland Fund, Inc. (closed-end fund) (2015 to present).
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	28	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (non-profit) (2019 to present); Board Member, Center for Collaborative Investigative Journalism (non-profit) (2020 – present).

Board of Trustees and Officers (unaudited) (continued)

Interested Trustee
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Kirk C. Lehneis, 1974(4)	President Chairman ofthe Board	Since January 2018 Since December 2021	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global	28	None.
Officers
Names and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jomil M. Guerrero	Vice President	Since March 2022	Chief Operating Officer and Managing Director, IndexIQ Advisors LLC (2021 to present); Managing Director, Global Marketing operations, New York Life Investment Management LLC (2016 to 2021); and Director of Finance (2011 to 2016) New York Life Investment Management LLC.
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015)
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Secretary and Chief Legal Officer, IndexIQ Advisors, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).
Kevin M. Bopp, 1969	Chief Compliance Officer	Since June 2021	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2021); Head of Investments Compliance, New York Life Investments (since 2019); Chief Compliance Officer, IndexIQ Advisors (since 2017); Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2017 to 2019) Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (2014 to 2019).

(1)
The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.

(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ Active ETF Trust
Annual Report | April 30, 2022
IQ MacKay California Municipal Intermediate ETF (MMCA)
IQ MacKay Municipal Insured ETF (MMIN)
IQ MacKay Municipal Intermediate ETF (MMIT)
IQ MacKay ESG Core Plus Bond ETF (ESGB)
IQ Ultra Short Duration ETF (ULTR)
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1717 Rhode Island Avenue
Washington, DC 20036
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

1780552ME11a-06/22

The Report to Shareholders is attached herewith.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its Audit Committee, an “independent” Trustee, Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $93,200 for 2022 and $60,000 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $12,492,273 for the fiscal year ended April 30, 2022, and (ii) $12,740,582 for the fiscal year ended April 30, 2021.

(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2022 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Michael Pignataro and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ Active ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 7, 2022

By (Signature and Title)	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 7, 2022